UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number   811-21774
                                                      -----------

                        First Trust Exchange-Traded Fund
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                              Wheaton, Illinois 60187
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               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                              Wheaton, Illinois 60187
    -------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end:  December 31
                                               --------------

                   Date of reporting period:  December 31, 2008
                                             ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



[LOGO OMITTED]  FIRST TRUST



FIRST TRUST EXCHANGE-TRADED FUND
-----------------------------------------------------------

     First Trust Dow Jones Select MicroCap Index(SM) Fund
     First Trust Morningstar(R) Dividend Leaders(SM) Index Fund First Trust US IPO Index Fund
     First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
     First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust Amex(R) Biotechnology Index Fund
     First Trust Dow Jones Internet Index(SM) Fund
     First Trust DB Strategic Value Index Fund
     First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
     First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
     First Trust ISE Water Index Fund
     First Trust ISE-Revere Natural Gas Index Fund
     First Trust ISE Chindia Index Fund
     First Trust Value Line(R) 100 Exchange-Traded Fund



Annual Report
December 31, 2008

Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                                December 31, 2008

Shareholder Letter                                                           2
Market Overview                                                              3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund                      4
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                6
   First Trust US IPO Index Fund                                             8
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     10
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  12
   First Trust Amex(R) Biotechnology Index Fund                             14
   First Trust Dow Jones Internet Index(SM) Fund                            16
   First Trust DB Strategic Value Index Fund                                18
   First Trust Value Line(R) Equity Allocation Index Fund                   20
   First Trust Value Line(R) Dividend Index Fund                            22
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund               24
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund              26
   First Trust S&P REIT Index Fund                                          28
   First Trust ISE Water Index Fund                                         30
   First Trust ISE-Revere Natural Gas Index Fund                            32
   First Trust ISE Chindia Index Fund                                       34
   First Trust Value Line(R) 100 Exchange-Traded Fund                       36
Notes to Fund Performance Overview                                          38
Understanding Your Fund Expenses                                            39
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund                     41
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund               45
   First Trust US IPO Index Fund                                            47
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     50
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  52
   First Trust Amex(R) Biotechnology Index Fund                             53
   First Trust Dow Jones Internet Index(SM) Fund                            54
   First Trust DB Strategic Value Index Fund                                55
   First Trust Value Line(R) Equity Allocation Index Fund                   56
   First Trust Value Line(R) Dividend Index Fund                            59
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund               62
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund              64
   First Trust S&P REIT Index Fund                                          66
   First Trust ISE Water Index Fund                                         68
   First Trust ISE-Revere Natural Gas Index Fund                            69
   First Trust ISE Chindia Index Fund                                       70
   First Trust Value Line(R) 100 Exchange-Traded Fund                       72
Statements of Assets and Liabilities                                        74
Statements of Operations                                                    78
Statements of Changes in Net Assets                                         82
Financial Highlights                                                        88
Notes to Financial Statements                                               98
Report of Independent Registered Public Accounting Firm                    109
Additional Information                                                     110
Board of Trustees and Officers                                             112
Risk Considerations                                                        114
Privacy Policy                                                             117


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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as" anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (individually, each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2008

Dear Shareholders:

The year ended December 31, 2008 brought all sorts of challenges to investors. Throughout 2008, the financial sector was plagued with failures in banking, insurance and by brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's (the "Dow") total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about the Funds that comprise First Trust Exchange-Traded Fund for the twelve-month period ended December 31, 2008. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Exchange-Traded Fund

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2008

[PHOTO OMITTED]      ROBERT F. CAREY, CFA
                     SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
                     FIRST TRUST ADVISORS L.P.

                     Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 21 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY

The combination of the subprime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and significant job losses pushed the U.S. economy, which was already in recession, into a deeper one in the fourth quarter of 2008. The recession actually commenced in December 2007, according to the National Bureau of Economic Research (NBER). Perhaps the most troublesome indicator at year-end was the acceleration in job losses. While the U.S. lost 2.6 million jobs in 2008, 1.1 million of them came in the last two months. A close second would be the ongoing deterioration of the housing market, both in terms of declining home values and record-high foreclosure activity. Filings surpassed 3 million in 2008, up 81% from 2007, according to RealtyTrac.com. For the 12-month period ended December 2008, home prices were down 18.2% nationwide, according to the S&P/Case-Shiller 20-city home price index. Most economists acknowledge that a recovery cannot begin until home prices stabilize.

At the present time, the government is in the midst of implementing a three-pronged approach to addressing the challenges mentioned above. First, the Federal Reserve Bank (the "Fed") has cut the federal funds target rate to an all-time low of 0-0.25%. Second, the Treasury Department has already tapped approximately one-half of the $700 billion appropriated to the Troubled Asset Relief Program (TARP). It took just 77 days to invest the capital with a little over half ($168 billion) disseminated across 116 banking institutions. The incoming Obama Administration has stated that it intends to use some of the remaining $350 billion from TARP to buy "toxic" securities from these troubled institutions in an effort to free-up lending. Finally, the Obama Administration is touting a fiscal stimulus package ("Recovery and Reinvestment Plan") totaling as much as $825 billion that includes tax cuts and capital earmarked for infrastructure projects with the goal of creating as many as 3 million new jobs in the next few years. All in all, the government is throwing an unprecedented amount of monetary/fiscal stimulus at the problem.

U.S. STOCKS AND BONDS

The major U.S. stock indices posted bear market returns across the board in 2008. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were down 37.0%, 36.2%, and 31.1%, respectively, according to Bloomberg. None of the 10 major sectors in the S&P 500 finished the year in positive territory. The top performing sector was Consumer Staples (-15.4%), while the poorest performer was Financials (-55.2%).

If we had to pick one word to sum up 2008 volatile would be as relevant as any. The VIX Volatility Index ("VIX") reached an all-time high of 80.86 on 11/20/08. The VIX stood at 40.00 on 12/31, down 50% from the high. So far this decade, the average reading for the VIX has been 21.02, according to Bloomberg. If the VIX can manage to work its way down into the 30s we could see higher stock prices, according to Bespoke Investment Group.

All in all, U.S. stocks lost $6.9 trillion in 2008 and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those "backed by the full faith and credit of the U.S. government." If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008.

In the U.S. bond market, the only two groups that finished up for the year were Treasuries and GNMAs. The Barclays Capital U.S. Treasury: Intermediate Index and GNMA 30 Year Index posted total returns of 11.35% and 7.86%, respectively. At the other end of the spectrum, the Barclays Capital U.S. Corporate High Yield Index posted the poorest return declining 26.2%. In mid-December, the yield spread between high yield corporates and Treasuries surpassed 20 percentage points, an all-time high.

FOREIGN STOCKS AND BONDS

The old adage says that when the U.S. sneezes the rest of the world catches a cold. This was certainly the case in 2008. The U.S. recession not only derailed the global growth story but the bull market in foreign stocks and most bonds as well. As was the case in the U.S., the riskiest securities fared the worst. The Barclays Capital Global Emerging Markets Index of debt securities fell 16.2%
(USD) in 2008, while on the equities front the MSCI Emerging Markets Index and MSCI World Index (excluding the U.S.) returned -53.4% (USD) and -43.3% (USD), respectively. The Barclays Capital Global Aggregate Index of higher quality debt, however, returned 4.8% (USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE(R)"), NYSE Alternext US and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was 09/30/05.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                                            AVERAGE ANNUAL
                                     CUMULATIVE TOTAL RETURNS               TOTAL RETURNS
                                     1 Year Ended   Inception (09/27/05)    Inception (09/27/05)
                                     12/31/08       to 12/31/08             to 12/31/08
FUND PERFORMANCE
NAV                                  -33.33%        -24.80%                 -8.37%
Market Value                         -33.67%        -25.06%                 -8.47%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)  -32.83%        -22.93%                 -7.67%
Russell 2000 Index                   -33.79%        -20.83%                 -6.91%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
The utilities sector was the biggest positive contributor to portfolio performance during the period ended December 31, 2008, as investors focused on the relative safety of the sector during a tumultuous year. Telecommunications services was the only other sector to post a positive contribution to return for the year. Industrials, the largest sector in the Fund's portfolio, was the biggest drag on absolute performance as investment in new capital equipment slowed due to the global economic downturn. Consumer discretionary stocks also hurt the Fund's performance due to the retrenchment of consumer spending during the year.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

         TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
   Shenandoah Telecommunications Co.            Flotek Industries, Inc.
        Chart Industries, Inc.                   Callon Petroleum Co.
      Emergent Biosolutions, Inc.           Oriental Financial Group, Inc.
 American Science & Engineering, Inc.        Valassis Communications, Inc.
Insituform Technologies, Inc., Class A   Calamos Asset Management, Inc., Class A


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS
Financials                                      28.34%
Industrials                                     20.44
Consumer Discretionary                          17.43
Information Technology                          10.65
Health Care                                      9.52
Materials                                        4.18
Energy                                           3.08
Consumer Staples                                 2.69
Telecommunication Services                       2.15
Utilities                                        1.52
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Shenandoah Telecom Co.                          1.19%
American Science & Engineering, Inc.            1.17
Harleysville National Corp.                     1.11
Greatbatch, Inc.                                1.09
TowneBank                                       1.09
Insituform Technologies, Inc., Class A          0.99
Community Trust Bancorp, Inc.                   0.89
CastlePoint Holdings Ltd.                       0.87
First Merchants Corp.                           0.87
Jos. A. Bank Clothiers, Inc.                    0.86
                                              -------
     Total                                     10.13%
                                              =======


_________________________
Dow Jones and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                     September 27, 2005 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                     First Trust          The Dow Jones
                  Dow Jones Select       Select MicroCap
              MicroCap Index(SM) Fund       Index(SM)         Russell 2000 Index
              -----------------------    ---------------      ------------------
 9/27/2005            $10,000               $10,000                 $10,000
12/31/2005             10,374                10,397                  10,254
12/31/2006             12,002                12,115                  12,146
12/31/2007             11,279                11,474                  11,956
12/31/2008              7,520                 7,707                   7,916

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 30, 2005 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
09/30/05 - 12/31/05        31                   1                  3                      0
01/01/06 - 12/31/06       125                   8                  2                      0
01/01/07 - 12/31/07       125                  12                  5                      0
01/01/08 - 12/31/08       139                   9                  1                      0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
09/30/05 - 12/31/05        29                   0                  0                      0
01/01/06 - 12/31/06       116                   0                  0                      0
01/01/07 - 12/31/07       100                   4                  5                      0
01/01/08 - 12/31/08        99                   5                  0                      0

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FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (the New York Stock Exchange ("NYSE(R)"), NYSE Alternext US or The NASDAQ Stock Market, Inc. ("NASDAQ(R)")) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 03/15/06.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                                                     AVERAGE ANNUAL
                                              CUMULATIVE TOTAL RETURNS               TOTAL RETURNS
                                              1 Year Ended   Inception (03/09/06)    Inception (03/09/06)
                                              12/31/08       to 12/31/08             to 12/31/08
FUND PERFORMANCE
NAV                                           -31.71%        -26.29%                 -10.28%
Market Value                                  -31.95%        -26.09%                 -10.19%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders(SM) Index     -31.35%        -25.38%                  -9.87%
S&P 500 Index                                 -37.00%        -24.78%                  -9.62%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
The consumer staples and utilities sectors posted the best performance in the Fund's portfolio as investors sought safety in more defensive sectors amid the market turmoil over the course of 2008. Financials, the largest sector weighting at a 45.0% average weight over the period ended December 31, 2008, was the largest drag in the Fund's portfolio as deteriorating credit market conditions hurt performance within the sector. Materials stocks also weighed on overall portfolio performance as falling commodity prices hurt earnings in the sector.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
        Wells Fargo & Co.                       Bank of America Corp.
    Bristol-Myers Squibb Co.                       Wachovia Corp.
Philip Morris International, Inc.                 Dow Chemical Co.
            UST, Inc.                              Citigroup, Inc.
    Dominion Resources, Inc.                         AT&T, Inc.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Financials                                      35.94%
Health Care                                     22.75
Utilities                                       17.33
Telecommunication Services                      14.60
Consumer Discretionary                           3.57
Materials                                        2.63
Consumer Staples                                 2.19
Industrials                                      0.99
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Bank of America Corp.                           9.48%
AT&T, Inc.                                      8.45
Pfizer, Inc.                                    8.06
Verizon Communications, Inc.                    6.15
Wells Fargo & Co.                               5.75
Merck & Co., Inc.                               5.42
Bristol-Myers Squibb Co.                        4.71
U.S. Bancorp                                    4.63
Eli Lilly & Co.                                 4.57
Southern Co.                                    2.98
                                              -------
     Total                                     60.20%
                                              =======


_________________________
Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

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--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       March 9, 2006 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


              First Trust Morningstar(R)     Morningstar(R)
                 Dividend Leaders(SM)       Dividend Leaders
                      Index Fund               Index(SM)          S&P 500 Index
              --------------------------    ----------------      -------------
  3/9/2006             $10,000                  $10,000              $10,000
12/31/2006              12,080                   12,110               11,317
12/31/2007              10,795                   10,870               11,938
12/31/2008               7,372                    7,462                7,521

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 15, 2006 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
03/15/06 - 12/31/06       116                   8                  3                      0
01/01/07 - 12/31/07       122                   6                  5                      0
01/01/08 - 12/31/08       148                   8                  4                      2

                   Number of Days Bid/Ask Midpoint Below NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
03/15/06 - 12/31/06        75                    0                 0                      0
01/01/07 - 12/31/07       107                   10                 1                      0
01/01/08 - 12/31/08        84                    4                 2                      1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND

The First Trust US IPO Index Fund (formerly known as First Trust IPOX-100 Index Fund*) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 04/13/06.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                            AVERAGE ANNUAL
                       CUMULATIVE TOTAL RETURNS             TOTAL RETURNS
                       1 Year Ended   Inception (04/12/06)  Inception (04/12/06)
                       12/3108        to 12/31/08           to 12/31/08
 FUND PERFORMANCE
 NAV                   -43.88%        -28.66%               -11.67%
 Market Value          -44.14%        -28.71%               -11.70%

 INDEX PERFORMANCE
 IPOX-100 U.S. Index   -43.59%        -27.55%               -11.16%
 Russell 3000 Index    -37.30%        -26.96%               -10.90%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
Utilities stocks were the best performers in the Fund's portfolio over the period ended December 31, 2008 as investors sought out more defensive sectors during the market turmoil of 2008. Technology stocks were the biggest drag on the Fund's portfolio as the economic slowdown adversely impacted IT spending budgets and the sector had the largest weight in the underlying index. Consumer discretionary stocks also negatively impacted portfolio results as declines in forecasts for consumer spending weighed on the sector.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

              TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
             AECOM Technology Corp.                  Visa, Inc., Class A
           Bucyrus International, Inc.              Viacom, Inc., Class B
              Validus Holdings Ltd.                 Google, Inc., Class A
         Auxilium Pharmaceuticals, Inc.                 Covidien Ltd.
                  Stanley, Inc.                     Tyco Electronics Ltd.


*See Note 8 in Notes to Financial Statements for information regarding this Fund's name change.

_________________________
IPOX is a trademark of IPOX Schuster LLC, IPOX IPO Indexes and Derivatives (patent pending).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND (CONTINUED)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Information Technology                          28.27%
Consumer Discretionary                          16.03
Consumer Staples                                14.74
Health Care                                      9.30
Industrials                                      8.83
Energy                                           7.70
Financials                                       7.26
Telecommunication Services                       3.91
Utilities                                        2.10
Materials                                        1.86
                                               -------
      Total                                    100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Philip Morris International, Inc.               10.22%
Visa Inc., Class A                               9.35
Time Warner Cable Inc., Class A                  6.32
MasterCard, Inc., Class A                        5.57
Covidien Ltd.                                    5.50
Viacom, Inc., Class B                            3.53
First Solar, Inc.                                3.37
Western Union Co.                                3.09
Spectra Energy Corp.                             2.90
Lorillard, Inc.                                  2.86
                                              -------
     Total                                      52.71%
                                              =======

                     Growth of a $10,000 Initial Investment
                       April 12, 2006 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust
                  US IPO Index Fund     IPOX-100 U.S. Index   Russell 3000 Index
                  -----------------     -------------------   ------------------
 4/12/2006            $10,000                $10,000               $10,000
12/31/2006             11,100                 11,154                11,069
12/31/2007             12,713                 12,844                11,649
12/31/2008              7,135                  7,245                 7,304

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 13, 2006 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period          0-49 Basis Points    50-99 Basis Points  100-199 Basis Points    >= 200 Basis Points
04/13/06 - 12/31/06      37                  0                   0                       0
01/01/07 - 12/31/07      96                  9                   4                       1
01/01/08 - 12/31/08     133                  3                   6                       0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period          0-49 Basis Points    50-99 Basis Points  100-199 Basis Points    >= 200 Basis Points
04/13/06 - 12/31/06     144                  0                   0                       0
01/01/07 - 12/31/07     135                  5                   1                       0
01/01/08 - 12/31/08     108                  2                   1                       0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                                             AVERAGE ANNUAL
                                        CUMULATIVE TOTAL RETURNS             TOTAL RETURNS
                                        1 Year Ended   Inception (04/19/06)  Inception (04/19/06)
                                        12/31/08       to 12/31/08           to 12/31/08
FUND PERFORMANCE
NAV                                     -43.96%        -38.13%               -16.28%
Market Value                            -44.48%        -38.18%               -16.31%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)     -43.61%        -37.17%               -15.79%
NASDAQ-100 Index(R)                     -41.57%        -29.16%               -11.97%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW

The consumer discretionary sector had a negative impact on performance of the Fund as the strength of consumer spending was called into question over the period ended December 31, 2008. Technology stocks were the biggest drag on the Fund's portfolio, as the economic slowdown adversely impacted IT spending budgets and the technology sector was the largest weight in the underlying index.


                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

        TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
     Apollo Group, Inc., Class A              Focus Media Holding Ltd., ADR
    Vertex Pharmaceuticals, Inc.                  Sirius XM Radio, Inc.
      Ryanair Holdings PLC, ADR         Liberty Media Corp.-Interactive, Class A
             Amgen, Inc.                      Cadence Design Systems, Inc.
        Gilead Sciences, Inc.                          Garmin Ltd.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Information Technology                          46.64%
Health Care                                     18.23
Consumer Discretionary                          17.98
Industrials                                     11.14
Telecommunication Services                       2.01
Materials                                        2.00
Consumer Staples                                 2.00
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

FLIR Systems, Inc.                               1.14%
Liberty Global, Inc., Class A                    1.14
Logitech International S.A.                      1.10
Comcast Corp., Class A                           1.07
Life Technologies Corp.                          1.07
J.B. Hunt Transport Services, Inc.               1.06
C.H. Robinson Worldwide, Inc.                    1.06
Autodesk, Inc.                                   1.06
Henry Schein, Inc.                               1.06
Automatic Data Processing, Inc.                  1.05
                                               -------
      Total                                     10.81%
                                               =======


_________________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


             First Trust NASDAQ-100
                 Equal Weighted         NASDAQ-100 Equal
                 Index(SM) Fund        Weighted Index(SM)    NASDAQ-100 Index(R)
             ----------------------   --------------------   -------------------
 4/19/2006           $10,000                $10,000              $10,000
12/31/2006            10,060                 10,097               10,168
12/31/2007            11,040                 11,142               12,124
12/31/2008             6,187                  6,283                7,084

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 25, 2006 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
04/25/06 - 12/31/06       105                  0                   1                      0
01/01/07 - 12/31/07       151                  0                   3                      0
01/01/08 - 12/31/08       152                  4                   1                      1

                    Number of Days Bid/Ask Midpoint Below NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
04/25/06 - 12/31/06        68                  0                   0                      0
01/01/07 - 12/31/07        97                  0                   0                      0
01/01/08 - 12/31/08        94                  1                   0                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                                                 AVERAGE ANNUAL
                                         CUMULATIVE TOTAL RETURNS                TOTAL RETURNS
                                         1 Year Ended    Inception (04/19/06)    Inception (04/19/06)
                                         12/31/08        to 12/31/08             to 12/31/08
FUND PERFORMANCE
NAV                                      -45.26%         -41.15%                 -17.82%
Market Value                             -45.89%         -41.80%                 -18.16%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)   -45.05%         -40.40%                 -17.42%
S&P 500 Information Technology Index     -43.14%         -31.91%                 -13.25%
S&P 500 Index                            -37.00%         -27.05%                 -11.01%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW

BEA Systems, Inc. boosted performance in the Fund's portfolio as the business software maker was acquired by Oracle Corp. during the period ended December 31, 2008. Cadence Design Systems, Inc. was the biggest drag on performance after the maker of programs for creating semiconductors reported disappointing results. Sun Microsystems, Inc. also hurt the Fund's performance as demand for its enterprise servers slumped as its customers delayed large-scale systems purchases.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

      TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
        BEA Systems, Inc.                  Cadence Design Systems, Inc.
    Seagate Technology, Inc.                  Sun Microsystems, Inc.
      IAC/InterActiveCorp.                         SanDisk Corp.
 Maxim Integrated Products, Inc.               Baidu.com, Inc., ADR
         QUALCOMM, Inc.                            NVIDIA Corp.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Information Technology                         100.00%
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Logitech International S.A.                      2.85%
Autodesk, Inc.                                   2.75
Juniper Networks, Inc.                           2.69
Citrix Systems, Inc.                             2.68
Xilinx, Inc.                                     2.67
NetApp, Inc.                                     2.66
Intuit, Inc.                                     2.65
QUALCOMM, Inc.                                   2.65
CA, Inc.                                         2.65
Check Point Software Technologies Ltd.           2.65
                                               -------
     Total                                      26.90%
                                               =======


_________________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust             NASDAQ-100            S&P 500
                NASDAQ-100-Technology        Technology          Information
                Sector Index(SM) Fund      Sector Index(SM)    Technology Index    S&P 500 Index
                ---------------------      ----------------    ----------------    -------------
 4/19/2006             $10,000                 $10,000             $10,000            $10,000
12/31/2006               9,985                  10,020              10,296             10,975
12/31/2007              10,750                  10,847              11,974             11,578
12/31/2008               5,885                   5,960               6,808              7,294

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 25, 2006 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
04/25/06 - 12/31/06       103                  1                   1                      1
01/01/07 - 12/31/07       153                  0                   0                      0
01/01/08 - 12/31/08       138                  6                   1                      1

                    Number of Days Bid/Ask Midpoint Below NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
04/25/06 - 12/31/06        68                  0                   0                      0
01/01/07 - 12/31/07        98                  0                   0                      0
01/01/08 - 12/31/08       104                  2                   1                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND

The First Trust Amex(R) Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Amex(R) Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                                           AVERAGE ANNUAL
                                    CUMULATIVE TOTAL RETURNS               TOTAL RETURNS
                                    1 Year Ended   Inception (06/19/06)    Inception (06/19/06)
                                    12/31/08       to 12/31/08             to 12/31/08
FUND PERFORMANCE
NAV                                 -18.33%         -0.32%                 -0.13%
Market Value                        -19.03%         -0.73%                 -0.29%

INDEX PERFORMANCE
Amex(R) Biotechnology Index(SM)     -17.72%          1.37%                  0.54%
NASDAQ(R) Biotechnology Index       -12.30%          2.00%                  0.78%
S&P 500 Index                       -37.00%        -23.21%                 -9.89%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW

Millennium Pharmaceuticals, Inc. was the biggest contributor to the Fund's portfolio return over the period ended December 31, 2008 as it was acquired by Takeda Pharmaceuticals, Inc. at a 67% announced premium. ImClone Systems, Inc. also posted strong returns as it was first targeted for acquisition by Bristol-Myers Squibb Co. at a 43.5% announced premium and then subsequently sold for an even higher price to Eli Lilly & Co. Affymetrix, Inc. had the most negative impact on the Fund's returns after the company reduced revenue forecasts due to reduced spending by pharmaceutical companies. Human Genome Sciences, Inc. was also a poor performer due to investor concern over its pipeline for new gene therapies.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

         TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
   Millennium Pharmaceuticals, Inc.               Affymetrix, Inc.
            ImClone Systems                  Human Genome Sciences, Inc.
     Vertex Pharmaceuticals, Inc.           Amylin Pharmaceuticals, Inc.
          Nektar Therapeutics                  Life Technologies Corp.
         Gilead Sciences, Inc.                      Celera Corp.


________________________________
The Amex(R) Biotechnology Index(SM) is a trademark of the NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Health Care                                    100.00%
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Nektar Therapeutics                              8.91%
Gilead Sciences, Inc.                            6.08
Vertex Pharmaceuticals, Inc.                     6.05
Amgen, Inc.                                      5.89
Cephalon, Inc.                                   5.67
Biogen Idec, Inc.                                5.36
Genzyme Corp.                                    5.35
Celera Corp.                                     5.00
Genentech, Inc.                                  4.95
OSI Pharmaceuticals, Inc.                        4.92
                                               -------
     Total                                      58.18%
                                               =======


                     Growth of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                 First Trust Amex(R)        Amex(R)
                    Biotechnology        Biotechnology          NASDAQ(R)
                     Index Fund            Index(SM)        Biotechnology Index     S&P 500 Index
                 -------------------     -------------      -------------------     -------------
 6/19/2006            $10,000               $10,000               $10,000              $10,000
12/31/2006             11,775                11,815                11,114               11,554
12/31/2007             12,205                12,321                11,630               12,188
12/31/2008              9,968                10,138                10,200                7,678

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 23, 2006 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
06/23/06 - 12/31/06        64                  0                   0                      0
01/01/07 - 12/31/07       162                  8                   1                      0
01/01/08 - 12/31/08       170                  9                   0                      0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
06/23/06 - 12/31/06        68                  0                   0                      0
01/01/07 - 12/31/07        76                  3                   1                      0
01/01/08 - 12/31/08        72                  1                   1                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.


PERFORMANCE AS OF DECEMBER 31, 2008
                                                                                AVERAGE ANNUAL
                                           CUMULATIVE TOTAL RETURNS             TOTAL RETURNS
                                           1 Year Ended   Inception (06/19/06)  Inception (06/19/06)
                                           12/31/08       to 12/31/08           to 12/31/08
FUND PERFORMANCE
NAV                                        -44.02%        -29.77%               -13.02%
Market Value                               -44.26%        -29.77%               -13.02%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)     -43.77%        -28.86%               -12.56%
S&P 500 Index                              -37.00%        -23.21%                -9.89%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
BEA Systems, Inc. was the biggest contributor to the Fund's portfolio return as the firm was acquired by Oracle Corp. during the period ended December 31, 2008. Google, Inc., Class A, had the most negative impact on returns after a broad economic slowdown put its high revenue growth expectations in doubt. eBay, Inc. hurt the Fund's performance as declines in consumer spending adversely impacted the outlook for its core retail business. Amazon.com, Inc. was also a drag on performance after the internet retailer posted results that did not live up to lofty expectations.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

              TOP-PERFORMING STOCKS           BOTTOM-PERFORMING STOCKS
                BEA Systems, Inc.               Google, Inc., Class A
                  Netflix, Inc.                      eBay, Inc.
               CNET Networks, Inc.                  Yahoo!, Inc.
            Concur Technologies, Inc.             Amazon.com, Inc.
                    HSN, Inc.                   Salesforce.com, Inc.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Information Technology                          72.15%
Consumer Discretionary                          18.64
Financials                                       5.25
Health Care                                      2.04
Industrials                                      1.92
                                               -------
    Total                                      100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Juniper Networks, Inc.                          10.01%
Amazon.com, Inc.                                 9.96
Google, Inc., Class A                            9.67
eBay, Inc.                                       9.41
Yahoo!, Inc.                                     9.34
TD Ameritrade Holding Corp.                      4.58
VeriSign, Inc.                                   4.49
Check Point Software Technologies Ltd.           4.36
Salesforce.com, Inc.                             4.29
Priceline.com, Inc.                              3.98
                                               -------
      Total                                     70.09%
                                               =======


______________________________
Dow Jones and Dow Jones Internet Composite Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust
                 Dow Jones Internet    Dow Jones Internet
                   Index(SM) Fund      Composite Index(SM)       S&P 500 Index
                 ------------------    -------------------       -------------
 6/19/2006             $10,000               $10,000                $10,000
12/31/2006              11,285                11,316                 11,554
12/31/2007              12,546                12,652                 12,188
12/31/2008               7,023                 7,114                  7,678

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 23, 2006 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
06/23/06 - 12/31/06        71                  0                   0                      0
01/01/07 - 12/31/07       130                  7                   6                      0
01/01/08 - 12/31/08       140                  4                   1                      0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
06/23/06 - 12/31/06        61                  0                   0                      0
01/01/07 - 12/31/07       101                  5                   2                      0
01/01/08 - 12/31/08       105                  2                   1                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND

The First Trust DB Strategic Value Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Deutsche Bank CROCI(R) US+ IndexTM (the "Index"). The objective of the Index is to identify companies that may be undervalued based upon their "economic" price/earnings ratios. The Index is an equal dollar-weighted index which is intended to reflect the total return performance of 40 stocks with the lowest CROCI(R) Economic Price Earnings Ratios determined by taking the 251 stocks with the highest market capitalization in the S&P 500(R) Index and then excluding any stocks issued by financial companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 07/11/06.


PERFORMANCE AS OF DECEMBER 31, 2008
                                                                           AVERAGE ANNUAL
                                      CUMULATIVE TOTAL RETURNS             TOTAL RETURNS
                                      1 Year Ended   Inception (06/19/06)  Inception (06/19/06)
                                      12/31/08       to 12/31/08           to 12/31/08
FUND PERFORMANCE
NAV                                   -37.23%        -23.35%               -10.14%
Market Value                          -37.89%        -23.81%               -10.36%

INDEX PERFORMANCE
Deutsche Bank CROCI(R) US+ Index(TM)  -36.75%        -22.38%                -9.67%
S&P 500 Value Index                   -39.21%        -29.95%               -13.32%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
Health care stocks were the best performers in the Fund's portfolio over the period ended December 31, 2008 as the sector is perceived as being less impacted by the slowing economy. The energy sector had the largest negative absolute impact on Fund performance during 2008 as oil prices experienced a major downturn in the latter half of the year. Consumer discretionary stocks also hurt performance, as the broad economic downturn curtailed consumer spending. Information Technology stocks were also a drag on performance, as IT spending was cut due to the gloomy economic outlook. The Fund's portfolio had no financial exposure as the underlying index does not hold stocks issued by financial companies.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

             TOP-PERFORMING STOCKS             BOTTOM-PERFORMING STOCKS
                  Amgen, Inc.                         Noble Corp.
             Zimmer Holdings, Inc.                CBS Corp., Class B
                  Intel Corp.                   Ingersoll-Rand Co. Ltd.
            Applied Materials, Inc.      Freeport-McMoRan Copper & Gold, Inc.
                 Kohl's Corp.                     Best Buy Co., Inc.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Energy                                          33.15%
Information Technology                          23.38
Health Care                                     22.20
Consumer Discretionary                           7.84
Industrials                                      7.44
Materials                                        5.99
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Freeport-McMoRan Copper &
   Gold, Inc.                                    3.03%
Occidental Petroleum Corp.                       2.98
Nucor Corp.                                      2.96
Hess Corp.                                       2.94
Halliburton Co.                                  2.86
Viacom, Inc., Class B                            2.83
Marathon Oil Corp.                               2.75
Baker Hughes, Inc.                               2.67
Merck & Co., Inc.                                2.64
Eaton Corp.                                      2.59
                                               -------
     Total                                      28.25%
                                               =======


_________________________
"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ IndexTM" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust or the Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND (CONTINUED)


                     Growth of a $10,000 Initial Investment
                        July 6, 2006 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust           The Deutsche
                    DB Strategic          Bank CROCI(R)
                  Value Index Fund        US+ Index(TM)     S&P 500 Value Index
                  ----------------        -------------     -------------------
  7/6/2006            $10,000                $10,000              $10,000
12/31/2006             11,074                 11,072               11,298
12/31/2007             12,210                 12,273               11,527
12/31/2008              7,664                  7,763                7,007


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 11, 2006 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
07/11/06 - 12/31/06       63                   1                  0                      0
01/01/07 - 12/31/07      121                  15                  4                      0
01/01/08 - 12/31/08      115                   3                  2                      0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
07/11/06 - 12/31/06       57                   0                  0                      0
01/01/07 - 12/31/07      100                   8                  2                      1
01/01/08 - 12/31/08      126                   7                  0                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis in February and August. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 12/07/06.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                                              AVERAGE ANNUAL
                                         CUMULATIVE TOTAL RETURNS             TOTAL RETURNS
                                         1 Year Ended   Inception (12/05/06)  Inception (12/05/06)
                                         12/31/08       to 12/31/08           to 12/31/08
FUND PERFORMANCE
NAV                                      -35.45%        -33.19%               -17.69%
Market Value                             -36.89%        -34.46%               -18.46%

INDEX PERFORMANCE
Value Line(R) Equity Allocation Index    -34.87%        -32.28%               -17.13%
Russell 3000 Index                       -37.30%        -33.96%               -18.13%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
Utilities and consumer staples posted the best returns in the Fund's portfolio over the period ended December 31, 2008 as investors sought the safety of more defensive sectors amid the market turmoil. The technology sector had the largest negative impact on the Fund's performance as the year's economic pessimism contributed to lower demand for both consumer and enterprise IT products. The financials sector was also a drag on the Fund's performance as continued credit market turmoil sent shares lower.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

       TOP-PERFORMING STOCKS                    BOTTOM-PERFORMING STOCKS
      Bed Bath & Beyond, Inc.            Hartford Financial Services Group, Inc.
    Fording Canadian Coal Trust                  Lincoln National Corp.
   Alpha Natural Resources, Inc.                       Alcon, Inc.
  Cliffs Natural Resources, Inc.               Prudential Financial, Inc.
 Millennium Pharmaceuticals, Inc.                  Baker Hughes, Inc.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Consumer Discretionary                          25.53%
Information Technology                          16.23
Industrials                                     12.57
Health Care                                     12.36
Financials                                      10.98
Utilities                                        8.64
Consumer Staples                                 7.01
Energy                                           4.11
Materials                                        1.97
Telecommunication Services                       0.60
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Bed Bath & Beyond, Inc.                          2.26%
Chubb (The) Corp.                                1.81
Nationwide Financial Services, Inc., Class A     1.74
Exxon Mobil Corp.                                1.73
AutoZone, Inc.                                   1.72
Clorox (The) Co.                                 1.61
Consolidated Edison, Inc.                        1.60
Kroger (The) Co.                                 1.55
Progress Energy, Inc.                            1.54
Xcel Energy, Inc.                                1.54
                                               -------
      Total                                     17.10%
                                               =======


____________________________
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                      December 5, 2006 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                      First Trust
                  Value Line(R) Equity     Value Line(R)
                       Allocation             Equity
                       Index Fund         Allocation Index   Russell 3000 Index
                  --------------------    ----------------   ------------------
 12/5/2006               $10,000              $10,000              $10,000
12/31/2006                 9,890                9,897               10,008
12/31/2007                10,350               10,399               10,532
12/31/2008                 6,681                6,773                6,604

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period December 7, 2006 (commencement of trading) through December 31, 2008.


                    Number of Days Bid/Ask Midpoint Below NAV

For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
12/07/06 - 12/31/06        7                  0                   0                      0
01/01/07 - 12/31/07       80                  6                   2                      0
01/01/08 - 12/31/08      110                  5                   0                      1

                    Number of Days Bid/Ask Midpoint Below NAV

For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
12/07/06 - 12/31/06        9                  0                   0                      0
01/01/07 - 12/31/07      157                  5                   1                      0
01/01/08 - 12/31/08      131                  4                   2                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line, Inc.(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                                                     AVERAGE ANNUAL
                                 CUMULATIVE TOTAL RETURNS                            TOTAL RETURNS
                                 1 Year Ended   5 Years Ended  Inception (08/19/03)  Inception (08/19/03)
                                 12/31/08       12/31/08       to 12/31/08           to 12/31/08
FUND PERFORMANCE
NAV                              -24.17%         11.37%        18.18%                 3.16%
Market Value                     -25.00%         20.00%        17.26%                 3.01%

INDEX PERFORMANCE
Value Line(R) Dividend Index     -23.63%        N/A            N/A                   N/A
S&P 500 Index                    -37.00%        -10.48%        -0.04%                -0.01%

   On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (12/31/08) were -26.94% and -27.16% at NAV and Market Value, respectively. That compares to an Index return of -25.84% for the same period. The average annual returns for the period from the reorganization date (12/15/06) through period end (12/31/08) were -14.23% and -14.36% at NAV and Market Value, respectively. That compares to an Index return of -13.59% for the same period.

   NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Alternext US) closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
Defensive sectors, such as utilities, consumer staples and health care, were the best performers in the Fund's portfolio and posted returns ahead of the overall market for the period ended December 31, 2008. Investors sought the relative safety of those sectors as turmoil in the markets accelerated during the second half of 2008. Financial stocks were the biggest drag on absolute performance in the Fund's portfolio as deteriorating credit market conditions weighed on shares. The financial sector had the largest weight in the portfolio (25.9% average weight). Industrial stocks also negatively impacted the Fund's performance due to the slowing global economy.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

         TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
             Snap-On, Inc.                        Gannett Co., Inc.
       Capitol Federal Financial                Protective Life Corp.
      New Jersey Resources Corp.              Manulife Financial Corp.
             MetLife, Inc.             Hartford Financial Services Group, Inc.
       Piedmont Natural Gas Co.                 Bank of America Corp.


_____________________________
"Value Line(R)" and "Value Line(R) Dividend Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Utilities                                       23.15%
Financials                                      20.01
Industrials                                     14.94
Consumer Discretionary                          10.64
Consumer Staples                                10.42
Health Care                                      4.91
Materials                                        4.71
Energy                                           4.23
Information Technology                           4.20
Telecommunication Services                       2.79
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Lincoln National Corp.                           0.78%
Bank of Nova Scotia                              0.77
Allstate (The) Corp.                             0.75
Eaton Corp.                                      0.75
City National Corp.                              0.75
Bank of New York Mellon (The)                    0.75
Air Products & Chemicals, Inc.                   0.74
Bank of Hawaii Corp.                             0.74
Exelon Corp.                                     0.74
Ingersoll-Rand Co., Ltd., Class A                0.74
                                               -------
      Total                                      7.51%
                                               =======


                     Growth of a $10,000 Initial Investment
                      August 19, 2003 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                          First Trust Value Line(R)
                             Dividend Index Fund           S&P 500 Index
                          -------------------------        -------------
 8/19/2003                         $10,000                    $10,000
12/31/2003                          10,612                     11,166
12/31/2004                          12,605                     12,381
12/31/2005                          13,436                     12,989
12/31/2006                          16,137                     15,040
12/31/2007                          15,586                     15,865
12/31/2008                          11,819                      9,995

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period December 18, 2006 (commencement of trading as an exchange-traded fund) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
12/18/06 - 12/31/06        0                  0                   0                      0
01/01/07 - 12/31/07       56                  6                   3                      0
01/01/08 - 12/31/08      126                  6                   3                      0

                    Number of Days Bid/Ask Midpoint Below NAV

For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
12/18/06 - 12/31/06        7                   1                  1                      0
01/01/07 - 12/31/07      176                   9                  1                      0
01/01/08 - 12/31/08      105                  11                  2                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/15/07.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                                           AVERAGE ANNUAL
                                      CUMULATIVE TOTAL RETURNS             TOTAL RETURNS
                                      1 Year Ended   Inception (02/08/07)  Inception (02/08/07)
                                      12/31/08       to 12/31/08           to 12/31/08
FUND PERFORMANCE
NAV                                   -43.09%        -39.71%               -23.45%
Market Value                          -43.54%        -40.16%               -23.75%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)   -42.72%        -38.98%               -22.93%
Russell 1000 Index                    -37.60%        -35.82%               -20.86%


(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
Health care sector stocks were the best performers in the Fund's portfolio over the period ended December 31, 2008, outperforming holdings from all other sectors on an absolute return basis. Consumer discretionary stocks were the biggest drag on the Fund's performance as the sector had the largest weight in the portfolio and was among the worst performers on an absolute basis. Telecommunications stocks also hurt performance as the sector posted returns that trailed the broader market.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

         TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
      Apollo Group Inc., Class A            Focus Media Holding Ltd., ADR
     Vertex Pharmaceuticals, Inc.               Sirius XM Radio, Inc.
       Ryanair Holdings PLC, ADR      Liberty Media Corp.-Interactive, Class A
              Amgen, Inc.                     Whole Foods Market, Inc.
         Gilead Sciences, Inc.                       Garmin Ltd.


____________________
NASDAQ, NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR(1)                                     INVESTMENTS

Health Care                                     29.70%
Consumer Discretionary                          29.30
Industrials                                     18.15
Information Technology                          13.07
Telecommunication Services                       3.27
Materials                                        3.26
Consumer Staples                                 3.25
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

FLIR Systems, Inc.                               1.86%
Liberty Global, Inc., Class A                    1.86
Comcast Corp., Class A                           1.75
Life Technologies Corp.                          1.74
J.B. Hunt Transport Services, Inc.               1.73
C.H. Robinson Worldwide, Inc.                    1.73
Henry Schein, Inc.                               1.72
Automatic Data Processing, Inc.                  1.71
DIRECTV Group (The), Inc.                        1.71
DENTSPLY International, Inc.                     1.70
                                               -------
      Total                                     17.51%
                                               =======

(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.



                     Growth of a $10,000 Initial Investment
                      February 8, 2007 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust
                        NASDAQ-100          NASDAQ-100
                      Ex-Technology           Ex-Tech
                  Sector Index(SM) Fund   Sector Index(SM)   Russell 1000 Index
                  ---------------------   ----------------   ------------------
02/08/2007               $10,000              $10,000              $10,000
12/31/2007                10,595               10,653               10,284
12/31/2008                 6,030                6,102                6,417

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2007 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
02/15/07 - 12/31/07      110                  0                   0                      3
01/01/08 - 12/31/08      136                  2                   0                      3

                    Number of Days Bid/Ask Midpoint Below NAV

For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
02/15/07 - 12/31/07      103                  1                   2                      3
01/01/08 - 12/31/08      110                  2                   0                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (formerly known as First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund*) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/14/07.


                                                                                      AVERAGE ANNUAL
                                                 CUMULATIVE TOTAL RETURNS             TOTAL RETURNS
                                                 1 Year Ended   Inception (02/08/07)  Inception (02/08/07)
                                                 12/31/08       to 12/31/08           to 12/31/08
 FUND PERFORMANCE
 NAV                                              -63.74%       -44.05%               -26.42%
 Market Value                                     -63.80%       -44.15%               -26.49%

 INDEX PERFORMANCE
 NASDAQ(R) Clean Edge(R) Green Energy Index       -63.44%       -43.25%               -25.83%
 Russell 2000 Index                               -33.79%       -37.17%               -21.74%


(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
The Fund's portfolio produced returns that trailed the broader market over the period ended December 31, 2008 due to falling energy prices and downward pressure on once high valuations in the sector. Rising energy prices are generally positive for alternative energy firms as it makes their technologies more cost competitive with traditional supply sources. Solar-focused companies were among the biggest drags on the Fund's performance as evidenced by Suntech Power Holdings Co., Ltd., ADR and SunPower Corp., Class A, two of the worst performers in the portfolio by contribution to return. Silicon wafer manufacturer MEMC Electronic Materials, Inc. was another significant contributor to downside performance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

            TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
               Ultralife Corp.            Suntech Power Holdings Co., Ltd., ADR
              Greatbatch, Inc.               MEMC Electronic Materials, Inc.
                 IXYS Corp.                      SunPower Corp., Class A
                 Ener1, Inc.                     ON Semiconductor Corp.
         Orion Energy Systems, Inc.          Energy Conversion Devices, Inc.


* See Note 8 in Notes to Financial Statements for information regarding this Fund's name change.


_____________________
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Information Technology                          47.98%
Industrials                                     43.77
Utilities                                        3.79
Health Care                                      2.62
Materials                                        1.23
Energy                                           0.34
Consumer Discretionary                           0.27
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Linear Technology Corp.                          8.03%
First Solar, Inc.                                7.71
MEMC Electronic Materials, Inc.                  6.72
Itron, Inc.                                      6.33
SunPower Corp., Class A                          4.66
Cree, Inc.                                       4.09
ON Semiconductor Corp.                           4.07
Ormat Technologies, Inc.                         3.79
Suntech Power Holdings Co., Ltd., ADR            3.56
AVX Corp.                                        3.54
                                               -------
      Total                                     52.50%
                                               =======

                     Growth of a $10,000 Initial Investment
                      February 8, 2007 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust           NASDAQ(R)
                     NASDAQ(R) Clean       Clean Edge(R)
                      Edge(R) Green        Green Energy
                    Enegy Index Fund           Index         Russell 2000 Index
                  ---------------------   ----------------   ------------------
02/08/2007               $10,000              $10,000              $10,000
12/31/2007                15,430               15,522                9,490
12/31/2008                 5,595                5,675                6,283

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 14, 2007 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
02/14/07 - 12/31/07       39                  0                   4                      3
01/01/08 - 12/31/08       87                  1                   2                      0

                    Number of Days Bid/Ask Midpoint Below NAV
For the Period           0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
02/14/07 - 12/31/07      176                  0                   0                      0
01/01/08 - 12/31/08      156                  3                   4                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price, and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/10/07.


PERFORMANCE AS OF DECEMBER 31, 2008
                                                                       AVERAGE ANNUAL
                                CUMULATIVE TOTAL RETURNS               TOTAL RETURNS
                                1 Year Ended     Inception (05/08/07)  Inception (05/08/07)
                                12/31/08         to 12/31/08           to 12/31/08
FUND PERFORMANCE
NAV                             -38.87%          -50.53%               -34.73%
Market Value                    -39.07%          -50.78%               -34.94%

INDEX PERFORMANCE
S&P REIT Composite Index        -37.96%          -49.77%               -34.08%
S&P United States REIT Index    -38.33%          -49.86%               -34.16%
Composite Benchmark (1)         -38.64%          -50.32%               -34.52%
Russell 3000 Index              -37.30%          -38.49%               -25.48%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
Specialized REITs were the top performing REIT sub-industry in the period ended December 31, 2008. The residential and diversified REIT sub-industries also performed well relative to the other REIT sub-industries. Retail REITs were the biggest drag on absolute Fund performance as the sub-industry was among the worst performers and had the largest weight in the underlying index. Industrial REITs also negatively impacted the Fund's portfolio as the sub-industry was the second worst performing sub-industry in the underlying index. Mortgage REITs were the worst performing sub-industry although a small weight (0.7% average weight) limited their impact on overall portfolio performance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

           TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
              Public Storage                               ProLogis
     Franklin Street Properties Corp.             Simon Property Group, Inc.
            Realty Income Corp.                 General Growth Properties, Inc.
    Tanger Factory Outlet Centers, Inc.               Macerich (The) Co.
     Corporate Office Properties Trust                Kimco Realty Corp.


(1) The Composite Benchmark is based on both the S&P REIT Composite Index, the Fund's prior Index (the "Old Index") and the S&P United States REIT Index, the Fund's current Index (the "New Index"). FRI changed its underlying index at the close of business on November 5, 2008 to the New Index. Because of this, the November 5th closing value of the New Index was divided by the November 5th closing value of the Old Index to obtain a conversion multiple to make the performance of the indexes comparable. Using this conversion multiple, the Composite Benchmark return is calculated using the performance of the Old Index from Fund inception through November 5, 2008 and the New Index performance from November 6, 2008 (adjusted by the conversion multiple) through December 31, 2008.


__________________
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of The McGraw-Hill Companies, Inc. ("McGraw-Hill") and have been licensed for use by First Trust Advisors L.P. The Fund is not sponsored, endorsed, sold or promoted by McGraw-Hill or Citigroup Global Markets and its affiliates ("Citigroup") and neither McGraw-Hill nor Citigroup make any representation, warranty or condition regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Financials                                     100.00%
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Simon Property Group, Inc.                       7.50%
Public Storage                                   6.23
Vornado Realty Trust                             5.19
Equity Residential                               5.07
HCP, Inc.                                        4.39
Boston Properties, Inc.                          4.16
Ventas, Inc.                                     3.01
AvalonBay Communities, Inc.                      2.92
Health Care REIT, Inc.                           2.73
Kimco Realty Corp.                               2.62
                                               -------
      Total                                     43.82%
                                               =======

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                        First Trust          S&P REIT              S&P
                         S&P REIT            Composite        United States
                        Index Fund             Index            REIT Index      Russell 3000 Index
                  ---------------------   ----------------    -------------     ------------------
05/08/2007               $10,000              $10,000            $10,000              $10,000
12/31/2007                 8,092                8,096              8,130                9,811
12/31/2008                 4,947                5,023              5,014                6,151

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through December 31, 2008.


                                 Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
05/10/07 - 12/31/07        46                  13                  4                       1
01/01/08 - 12/31/08        91                  15                  9                      11

                                   Number of Days Bid/Ask Midpoint Below NAV
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
05/10/07 - 12/31/07        85                   9                  5                       0
01/01/08 - 12/31/08       109                  12                  4                       2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water IndexTM (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF DECEMBER 31, 2008
                                                            AVERAGE ANNUAL
                      CUMULATIVE TOTAL RETURNS              TOTAL RETURNS
                      1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                      12/31/08       to 12/31/08            to 12/31/08
 FUND PERFORMANCE
 NAV                  -29.40%        -20.85%                -13.22%
 Market Value         -29.67%        -21.15%                -13.42%

 INDEX PERFORMANCE
 ISE Water Index(TM)  -29.06%        -20.13%                -12.72%
 Russell 3000 Index   -37.30%        -38.49%                -25.48%

(See Notes to Fund Performance Overview on page 38.)


PERFORMANCE REVIEW
The Fund's portfolio declined over the period ended December 31, 2008 due to deteriorating prospects for global macroeconomic growth. Less economically sensitive water utilities held up well relative to the industrial companies in the Fund's portfolio. Companies focused on producing the parts and equipment and technology needed to support the growth of the water industry struggled in 2008.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

          TOP-PERFORMING STOCKS                        BOTTOM-PERFORMING STOCKS
     California Water Service Group                      Nalco Holding Co.
  Insituform Technologies Inc., Class A                      Crane Co.
           Aqua America, Inc.                        Veolia Environnement, ADR
            Tetra Tech, Inc.                                Cascal N.V.
              Ashland, Inc.                                Pentair, Inc.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Industrials                                     57.61%
Utilities                                       24.24
Materials                                        8.99
Information Technology                           4.12
Health Care                                      3.84
Financials                                       1.20
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Veolia Environment, ADR                          4.70%
Itron, Inc.                                      4.12
Roper Industries, Inc.                           4.06
ITT Corp.                                        4.01
Aqua America, Inc.                               3.98
Pall Corp.                                       3.94
Nalco Holding Co.                                3.92
Millipore Corp.                                  3.84
Pentair, Inc.                                    3.69
Flowserve Corp.                                  3.67
                                               -------
      Total                                     39.93%
                                               =======


____________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                        First Trust
                         ISE Water          ISE Water
                        Index Fund          Index(TM)        Russell 3000 Index
                  ---------------------   ----------------   ------------------
05/08/2007               $10,000              $10,000              $10,000
12/31/2007                11,212               11,260                9,811
12/31/2008                 7,916                7,988                6,151

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
05/11/07 - 12/31/07        51                  0                   0                      1
01/01/08 - 12/31/08       129                  3                   3                      1

                   Number of Days Bid/Ask Midpoint Below NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
05/11/07 - 12/31/07       109                  0                   1                      0
01/01/08 - 12/31/08       106                  8                   3                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.


PERFORMANCE AS OF DECEMBER 31, 2008
                                                                        AVERAGE ANNUAL
                                    CUMULATIVE TOTAL RETURNS            TOTAL RETURNS
                                    1 Year Ended Inception (05/08/07)   Inception (05/08/07)
                                    12/31/08     to 12/31/08            to 12/31/08
FUND PERFORMANCE
NAV                                 -46.57%      -40.33%                -26.88%
Market Value                        -47.22%      -41.09%                -27.44%

INDEX PERFORMANCE
ISE-REVERE Natural Gas IndexTM      -46.35%      -39.84%                -26.48%
Russell 3000 Index                  -37.30%      -38.49%                -25.48%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW
The weak commodity market weighed on the natural gas companies that comprise the underlying index, hurting the Fund's performance over the period ended December 31, 2008. Natural gas prices fell over 2008, with the front month NYMEX natural gas contract falling from $7.483/Million British Thermal Units ("MMbtu") at the beginning of 2008 to $5.622/MMbtu as of 12/31/08. In addition, front month NYMEX WTI crude oil declined sharply in 2008, falling from $95.98/per barrel to $44.60/per barrel by the end of the year, which hurt the bottom line of many natural gas companies that have oil operations.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
(by contribution to return over the twelve months ended December 31, 2008)

           TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
          Brigham Exploration Co.           Constellation Energy Partners LLC
         Comstock Resources, Inc.                Compton Petroleum Corp.
           Delta Petroleum Corp.                   Stone Energy Corp.
              Linn Energy LLC                BreitBurn Energy Partners L.P.
          Contango Oil & Gas Co.              Pioneer Natural Resources Co.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Energy                                          96.60%
Utilites                                         3.40
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

PetroQuest Energy, Inc.                          3.92%
Linn Energy LLC                                  3.82
Mariner Energy, Inc.                             3.70
Talisman Energy, Inc.                            3.57
Quicksilver Resources, Inc.                      3.57
W&T Offshore, Inc.                               3.50
EnCana Corp.                                     3.48
Apache Corp.                                     3.45
Anadarko Petroleum Corp.                         3.45
SandRidge Energy, Inc.                           3.41
                                               -------
      Total                                     35.87%
                                               =======


__________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust          ISE-REVERE
                    ISE-Revere Natural      Natural Gas
                      Gas Index Fund         Index(TM)       Russell 3000 Index
                  ---------------------   ----------------   ------------------
05/08/2007               $10,000              $10,000              $10,000
12/31/2007                11,167               11,213                9,811
12/31/2008                 5,967                6,016                6,151

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
05/11/07 - 12/31/07        49                  0                   0                      2
01/01/08 - 12/31/08       131                  6                   1                      2

                   Number of Days Bid/Ask Midpoint Below NAV
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
05/11/07 - 12/31/07       109                  2                   0                      0
01/01/08 - 12/31/08       101                  8                   4                      0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF DECEMBER 31, 2007

                                                                AVERAGE ANNUAL
                        CUMULATIVE TOTAL RETURNS                TOTAL RETURNS
                        1 Year Ended     Inception (05/08/07)   Inception (05/08/07)
                        12/31/08         to 12/31/08            to 12/31/08
FUND PERFORMANCE
NAV                     -56.98%          -40.32%                -26.87%
Market Value            -56.67%          -39.87%                -26.54%

INDEX PERFORMANCE
ISE ChIndia Index(TM)   -56.77%          -39.69%                -26.37%
Russell 3000 Index      -37.30%          -38.49%                -25.48%

(See Notes to Fund Performance Overview on page 38.)

PERFORMANCE REVIEW

The Fund's portfolio produced poor results over the period ended December 31, 2008 as investors took profits, given mounting questions about the sustainability of economic growth in both countries and uneasiness over equity valuations. Both countries contributed to the downside results in the Fund's performance. Chinese stocks were responsible for more of the downside contribution to the Fund's return than Indian stocks, and underperformed their Indian peers on average as well.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

        TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
Shanda Interactive Entertainment Ltd., ADR       Baidu.com, Inc., ADR
     Nam Tai Electronics, Inc.             Suntech Power Holdings Co. Ltd., ADR
  Huaneng Power International, Inc., ADR         ICICI Bank Ltd., ADR
     E-House China Holdings Ltd.           Sterlite Industries (India) Ltd., ADR
       Netease.com, Inc., ADR               Satyam Computer Services Ltd., ADR

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Information Technology                          26.18%
Financials                                      22.37
Energy                                          15.04
Telecommunication Services                      11.99
Industrials                                      8.90
Materials                                        6.11
Health Care                                      4.20
Consumer Discretionary                           3.70
Consumer Staples                                 0.76
Utilities                                        0.75
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

ICICI Bank Ltd., ADR                             7.48%
HDFC Bank Ltd., ADR                              7.23
Infosys Technologies Ltd., ADR                   6.99
Chine Life Insurance Co., Ltd., ADR              6.89
PetroChina Co., Ltd., ADR                        6.83
China Mobile Ltd., ADR                           6.78
Baidu.com, Inc., ADR                             4.51
Wipro Ltd., ADR                                  4.18
CNOOC Ltd., ADR                                  3.92
China Petroleum & Chemical Corp., ADR            3.58
                                               -------
      Total                                     58.39%
                                               =======


___________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust
                       ISE Chindia          ISE ChIndia
                       Index Fund            Index(TM)       Russell 3000 Index
                  ---------------------   ----------------   ------------------
05/08/2007               $10,000              $10,000              $10,000
12/31/2007                13,873               13,952                9,811
12/31/2008                 5,968                6,031                6,151

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended             0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
05/11/07 - 12/31/07        82                  2                   0                      2
01/01/08 - 12/31/08        87                  8                   2                      0

                   Number of Days Bid/Ask Midpoint Below NAV
Quarter Ended             0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
05/11/07 - 12/31/07        76                   0                  0                      0
01/01/08 - 12/31/08       138                  11                  5                      2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time, only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.


PERFORMANCE AS OF DECEMBER 31, 2008
                                                                                  AVERAGE ANNUAL
                           CUMULATIVE TOTAL RETURNS                               TOTAL RETURNS
                           1 Year Ended     5 Years Ended  Inception (06/12/03)   Inception (06/12/03)
                           12/31/08         12/31/08       to 12/31/08            to 12/31/08
FUND PERFORMANCE
NAV                        -48.30%          -18.00%        -9.19%                 -1.72%
Market Value               -48.69%          -17.76%        -9.59%                 -1.80%

INDEX PERFORMANCE
Value Line(R) 100 Index    -48.07%          N/A            N/A                    N/A
Russell 3000 Index         -37.30%          -9.18%         3.24%                  0.57%

--------------------------------------------------------------------------------

   On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index will only be disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (12/31/08) were -44.88% and -45.12% at NAV and Market Value, respectively. That compares to an Index return of -44.42% for that same period. The average annual returns for the period from the reorganization date (6/15/07) through period end (12/31/08) were -31.99% and -32.18% at NAV and Market Value, respectively. That compares to an Index return of -31.58% for the same period.

   NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Alternext US) closing market price of the Predecessor FVL Fund.

(See Notes to Fund Performance Overview on page 38.)


PERFORMANCE REVIEW
The Fund's portfolio produced returns that trailed the broader market during the period ended December 31, 2008 as the growth-oriented momentum stocks the portfolio favors trailed the overall market. Energy stocks posted the worst performance on an absolute basis as the steep sell-off in oil prices adversely impacted the portfolio's energy sector holdings. Industrial stocks produced the largest negative contribution to the Fund's performance as the global growth outlook rapidly deteriorated over the course of 2008. In the health care sector, weak returns and a large weighting relative to the broader market also hurt portfolio performance. Information technology stocks were also a significant drag on the Fund's performance as returns in the sector trailed the overall market. On the positive side, financial stocks were significantly underweighted in the Fund's portfolio relative to the broader market during 2008, resulting in the avoidance of potentially large negative return contributions.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
   (by contribution to return over the twelve months ended December 31, 2008)

         TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
            Thoratec Corp.                     PAREXEL International Corp
       Axsys Technologies, Inc.                       Bruker Corp.
       Panera Bread Co., Class A                      Covance, Inc.
    ITT Educational Services, Inc.         Central European Distribution Corp.
            AutoZone, Inc.                   Energy Conversion Devices, Inc.


________________________
"Value Line(R)" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2008

                                            % OF LONG-TERM
SECTOR                                        INVESTMENTS

Health Care                                     36.40%
Consumer Discretionary                          19.04
Industrials                                     14.32
Information Technology                          14.17
Consumer Staples                                 8.93
Materials                                        3.03
Financials                                       2.12
Energy                                           1.02
Telecommunication Services                       0.97
                                               -------
     Total                                     100.00%
                                               =======

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                           % OF LONG-TERM
SECURITY                                     INVESTMENTS

Axsys Technologies, Inc.                         1.23%
Crawford & Co., Class B                          1.10
CryoLife, Inc.                                   1.09
FLIR Systems, Inc.                               1.09
Nash Finch Co.                                   1.06
Interwoven, Inc.                                 1.06
Synaptics, Inc.                                  1.06
Endo Pharmaceuticals Holdings, Inc.              1.05
DIRECTV Group (The), Inc.                        1.05
Corinthian Colleges, Inc.                        1.05
                                               -------
      Total                                     10.84%
                                               =======

                     Growth of a $10,000 Initial Investment
                        June 12, 2003 - December 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust
                    Value Line(R) 100
                   Exchange-Traded Fund       Russell 3000 Index
                  ----------------------      ------------------
06/12/2003               $10,000                   $10,000
12/31/2003                11,073                    11,367
12/31/2004                12,518                    12,725
12/31/2005                14,003                    13,508
12/31/2006                14,646                    15,644
12/31/2007                17,562                    16,464
12/31/2008                 9,080                    10,323

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2007 (commencement of trading as an exchange-traded fund) through December 31, 2008.


                  Number of Days Bid/Ask Midpoint At/Above NAV

For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
06/18/07 - 12/31/07        39                  9                   4                      0
01/01/08 - 12/31/08       115                  4                   4                      0

                   Number of Days Bid/Ask Midpoint Below NAV
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
06/18/07 - 12/31/07        74                  9                   2                      0
01/01/08 - 12/31/08       122                  4                   4                      0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2008

As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust Amex(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2008.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions or creation and redemption transaction fees paid on purchases and sales of Fund shares. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                           ANNUALIZED
                                                                                           EXPENSE RATIO
                                                        BEGINNING       ENDING             BASED ON THE    EXPENSE PAID
                                                        ACCOUNT VALUE   ACCOUNT VALUE      SIX-MONTH       DURING THE
                                                        JULY 1, 2008    DECEMBER 31, 2008  PERIOD (a)      SIX-MONTH PERIOD (b)
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
Actual                                                  $1,000.00         $759.80          0.60%           $2.65
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND
Actual                                                  $1,000.00         $921.90          0.45%           $2.17
Hypothetical (5% return before expenses)                $1,000.00       $1,022.87          0.45%           $2.29

FIRST TRUST US IPO INDEX FUND
Actual                                                  $1,000.00         $605.40          0.60%           $2.42
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
Actual                                                  $1,000.00         $639.60          0.60%           $2.47
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                                  $1,000.00         $603.30          0.60%           $2.42
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

                                                                                           Annualized
                                                                                           Expense Ratio
                                                        Beginning       Ending             Based on the    Expense Paid
                                                        Account Value   Account Value      Six-Month       During the
                                                        July 1, 2008    December 31, 2008  Period (a)      Six-Month Period (b)
FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND
Actual                                                  $1,000.00         $873.60          0.60%           $2.82
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
Actual                                                  $1,000.00         $626.80          0.60%           $2.45
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST DB STRATEGIC VALUE INDEX FUND
Actual                                                  $1,000.00         $681.10          0.65%           $2.75
Hypothetical (5% return before expenses)                $1,000.00       $1,021.87          0.65%           $3.30

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
Actual                                                  $1,000.00         $705.50          0.70%           $3.00
Hypothetical (5% return before expenses)                $1,000.00       $1,021.62          0.70%           $3.56

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
Actual                                                  $1,000.00         $840.10          0.70%           $3.24
Hypothetical (5% return before expenses)                $1,000.00       $1,021.62          0.70%           $3.56

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                                  $1,000.00         $665.70          0.60%           $2.51
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
Actual                                                  $1,000.00         $453.00          0.60%           $2.19
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST S&P REIT INDEX FUND
Actual                                                  $1,000.00         $639.20          0.50%           $2.06
Hypothetical (5% return before expenses)                $1,000.00       $1,022.62          0.50%           $2.54

FIRST TRUST ISE WATER INDEX FUND
Actual                                                  $1,000.00         $720.10          0.60%           $2.59
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
Actual                                                  $1,000.00         $378.70          0.60%           $2.08
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST ISE CHINDIA INDEX FUND
Actual                                                  $1,000.00         $597.70          0.60%           $2.41
Hypothetical (5% return before expenses)                $1,000.00       $1,022.12          0.60%           $3.05

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
Actual                                                  $1,000.00         $565.30          0.70%           $2.75
Hypothetical (5% return before expenses)                $1,000.00       $1,021.62          0.70%           $3.56


(a) These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2008 through December 31, 2008), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Aerospace & Defense--2.4%
    2,227   American Science & Engineering,
               Inc.                             $     164,709
    3,235   Applied Signal Technology, Inc.            58,036
    2,539   Ducommun, Inc.                             42,401
   13,691   GenCorp, Inc. (b)                          50,383
    2,289   LMI Aerospace, Inc. (b)                    26,026
                                                -------------
                                                      341,555
                                                -------------
            Air Freight & Logistics--0.2%
    2,255   Dynamex, Inc. (b)                          33,261
                                                -------------
            Auto Components--0.1%
    3,935   Stoneridge, Inc. (b)                       17,944
                                                -------------
            Beverages--0.5%
    2,516   Boston Beer (The) Co., Inc.,
               Class A (b)                             71,454
                                                -------------
            Biotechnology--0.6%
    3,491   Emergent Biosolutions, Inc. (b)            91,150
                                                -------------
            Building Products--2.0%
    3,605   AAON, Inc.                                 75,272
    7,301   Apogee Enterprises, Inc.                   75,639
    7,060   Gibraltar Industries, Inc.                 84,297
    4,146   Insteel Industries, Inc.                   46,808
                                                -------------
                                                      282,016
                                                -------------
            Capital Markets--0.9%
    4,933   Calamos Asset Management, Inc.,
               Class A                                 36,504
    5,307   Penson Worldwide, Inc. (b)                 40,439
    8,640   TradeStation Group, Inc. (b)               55,729
                                                -------------
                                                      132,672
                                                -------------
            Chemicals--2.9%
    4,761   American Vanguard Corp.                    55,704
    4,584   Balchem Corp.                             114,186
    5,746   Flotek Industries, Inc. (b)                14,480
    6,194   Landec Corp. (b)                           40,757
    3,859   LSB Industries, Inc. (b)                   32,107
    2,747   Quaker Chemical Corp.                      45,188
    5,493   Zep, Inc.                                 106,070
                                                -------------
                                                      408,492
                                                -------------
            Commercial Banks--17.1%
    3,194   Bank of the Ozarks, Inc.                   94,670
    3,114   Capital City Bank Group, Inc.              84,825
    3,997   Center Financial Corp.                     24,661
    5,090   CoBiz Financial, Inc.                      49,577
    3,420   Community Trust Bancorp, Inc.             125,685
    2,487   First Community Bancshares Inc.            86,722
    9,477   First Financial Bancorp.                  117,420
    5,512   First Merchants Corp.                     122,422
   10,828   Harleysville National Corp.               156,355
    4,026   Home Bancshares, Inc.                     108,501
    4,131   Independent Bank Corp.                    108,067



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Commercial Banks (Continued)
    5,996   Lakeland Bancorp, Inc.             $       67,515
    4,473   MainSource Financial Group, Inc.           69,332
    5,761   Oriental Financial Group                   34,854
    5,302   Renasant Corp.                             90,293
    3,049   S.Y. Bancorp, Inc.                         83,848
    2,851   SCBT Financial Corp.                       98,360
    3,225   Simmons First National Corp.,
               Class A                                 95,041
    3,200   Southside Bancshares, Inc.                 75,200
    3,717   Southwest Bancorp, Inc.                    48,172
    5,649   Stellarone Corp.                           95,468
    4,569   Sterling Bancorp                           64,103
    2,437   Suffolk Bancorp                            87,561
    7,823   Texas Capital Bancshares, Inc. (b)        104,515
    1,871   Tompkins Trustco, Inc.                    108,424
    6,159   TowneBank                                 152,681
    5,845   Wilshire Bancorp, Inc.                     53,073
                                                -------------
                                                    2,407,345
                                                -------------
            Commercial Services &
               Supplies--2.0%
    6,769   Bowne & Co., Inc.                          39,802
    2,889   Cornell Cos., Inc. (b)                     53,707
    6,444   Ennis, Inc.                                78,036
    3,208   Schawk, Inc.                               36,764
    2,098   Standard Parking Corp. (b)                 40,575
    3,930   Standard Register (The) Co.                35,095
                                                -------------
                                                      283,979
                                                -------------
            Communications Equipment--2.3%
    2,230   Bel Fuse, Inc., Class B                    47,276
    4,191   DG Fastchannel, Inc. (b)                   52,304
    6,065   Digi International, Inc. (b)               49,187
    3,971   EMS Technologies, Inc. (b)                102,730
    5,181   Globecomm Systems, Inc. (b)                28,444
    6,481   Harris Stratex Networks, Inc.,
               Class A (b)                             33,442
    5,443   Opnext, Inc. (b)                            9,525
                                                -------------
                                                      322,908
                                                -------------
            Computers & Peripherals--0.7%
    5,127   Stratasys, Inc. (b)                        55,116
    6,368   Super Micro Computer, Inc. (b)             40,309
                                                -------------
                                                       95,425
                                                -------------
            Construction & Engineering--2.5%
    9,236   Furmanite Corp. (b)                        49,782
    7,085   Insituform Technologies, Inc.,
               Class A (b)                            139,504
    2,325   Northwest Pipe Co. (b)                     99,068
    3,323   Sterling Construction Co., Inc. (b)        61,608
                                                -------------
                                                      349,962
                                                -------------
            Consumer Finance--0.5%
    6,145   Dollar Financial Corp. (b)                 63,294
                                                -------------

                       See Notes to Financial Statements.               Page 41

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Containers & Packaging--0.4%
    6,907   Myers Industries, Inc.              $      55,256
                                                -------------
            Diversified Consumer Services--1.4%
    6,548   Jackson Hewitt Tax Service, Inc.          102,738
    2,269   Learning Tree International, Inc. (b)      19,332
    2,014   Pre-Paid Legal Services, Inc. (b)          75,102
                                                -------------
                                                      197,172
                                                -------------
            Diversified Financial Services--0.3%
    3,546   Asset Acceptance Capital Corp. (b)         18,120
    3,508   Encore Capital Group, Inc. (b)             25,258
                                                -------------
                                                       43,378
                                                -------------
            Diversified Telecommunication
               Services--2.1%
    2,418   Atlantic Tele-Network, Inc.                64,198
    5,973   Consolidated Communications
               Holdings, Inc.                          70,959
    5,968   Shenandoah Telecom Co.                    167,403
                                                -------------
                                                      302,560
                                                -------------
            Electric Utilities--0.4%
    2,580   Central Vermont Public Service  Corp.      61,559
                                                -------------
            Electrical Equipment--0.3%
    5,440   LSI Industries, Inc.                       37,373
                                                -------------
            Electronic Equipment,
               Instruments &Components--2.8%
    8,529   CTS Corp.                                  46,995
    6,285   Electro Scientific Industries, Inc. (b)    42,675
    3,925   FARO Technologies, Inc. (b)                66,176
    6,002   Gerber Scientific, Inc. (b)                30,670
    3,471   Measurement Specialties, Inc. (b)          24,123
    9,656   Methode Electronics, Inc.                  65,081
    9,119   Newport Corp. (b)                          61,827
   10,856   TTM Technologies, Inc. (b)                 56,560
                                                -------------
                                                      394,107
                                                -------------
            Energy Equipment & Services--1.2%
    1,985   Bolt Technology Corp. (b)                  13,816
   15,616   Boots & Coots International (b)            18,427
    6,799   Bronco Drilling Co., Inc. (b)              43,922
    1,868   Dawson Geophysical Co. (b)                 33,269
    5,325   ENGlobal Corp. (b)                         17,306
    1,203   OYO Geospace Corp. (b)                     21,016
    2,931   Union Drilling, Inc. (b)                   15,212
                                                -------------
                                                      162,968
                                                -------------
            Food & Staples Retailing--0.4%
    3,158   Ingles Markets, Inc.                       55,549
                                                -------------
            Food Products--0.4%
    9,327   B&G Foods, Inc., Class A                   50,366
    3,213   Omega Protein Corp. (b)                    12,884
                                                -------------
                                                       63,250
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Gas Utilities--0.4%
    1,726   Chesapeake Utilities Corp.          $      54,334
                                                -------------
            Health Care Equipment &
               Supplies--2.0%
    2,457   Cynosure, Inc., Class A (b)                22,432
    5,799   Greatbatch, Inc. (b)                      153,442
    3,305   ICU Medical, Inc. (b)                     109,528
                                                -------------
                                                      285,402
                                                -------------
            Health Care Providers &
               Services--6.2%
    1,915   Almost Family, Inc. (b)                    86,137
   13,367   Assisted Living Concepts, Inc.,
               Class A (b)                             55,473
    3,021   Bio-Reference Laboratories, Inc. (b)       79,241
    1,985   Corvel Corp. (b)                           43,630
    7,236   Cross Country Healthcare, Inc. (b)         63,604
    2,417   Emergency Medical Services Corp.,
               Class A (b)                             88,486
    7,810   Hanger Orthopedic Group, Inc. (b)         113,323
    4,027   MedCath Corp. (b)                          42,042
    2,862   MWI Veterinary Supply, Inc. (b)            77,160
    8,320   Odyssey HealthCare, Inc. (b)               76,960
    4,574   RehabCare Group, Inc. (b)                  69,342
    5,071   Skilled Healthcare Group, Inc.,
               Class A (b)                             42,799
    3,000   U.S. Physical Therapy, Inc. (b)            39,990
                                                -------------
                                                      878,187
                                                -------------
            Health Care Technology--0.5%
    2,585   Computer Programs & Systems, Inc.          69,278
                                                -------------
            Hotels, Restaurants & Leisure--3.3%
    6,402   AFC Enterprises, Inc. (b)                  30,025
    4,851   Ambassadors Group, Inc.                    44,629
    3,338   Bluegreen Corp. (b)                        10,448
    6,114   California Pizza Kitchen, Inc. (b)         65,542
   24,158   Denny's Corp. (b)                          48,074
    5,273   Marcus (The) Corp.                         85,581
    4,742   O'Charley's, Inc.                           9,484
    3,439   Peet's Coffee & Tea, Inc. (b)              79,957
    3,625   Red Robin Gourmet Burgers, Inc. (b)        61,009
   13,385   Ruby Tuesday, Inc. (b)                     20,881
    3,449   Town Sports International Holdings,
               Inc. (b)                                11,002
                                                -------------
                                                      466,632
                                                -------------
            Household Durables--0.5%
    2,305   Hooker Furniture Corp.                     17,656
    3,546   Universal Electronics, Inc. (b)            57,516
                                                -------------
                                                       75,172
                                                -------------
            Household Products--0.5%
   11,377   Central Garden & Pet Co., Class A (b)      67,124
                                                -------------
            Industrial Conglomerates--0.4%
    3,151   Standex International Corp.                62,516
                                                -------------

Page 42                See Notes to Financial Statements.

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Insurance--5.0%
    2,172   American Physicians Capital, Inc.   $     104,473
    4,766   Amerisafe, Inc. (b)                        97,846
    9,060   CastlePoint Holdings Ltd.                 122,854
    2,043   FPIC Insurance Group, Inc. (b)             89,443
   14,764   Meadowbrook Insurance Group, Inc.          95,080
    8,054   PMA Capital Corp., Class A (b)             57,022
    5,460   Presidential Life Corp.                    53,999
    5,375   Seabright Insurance Holdings, Inc. (b)     63,103
                                                -------------
                                                      683,820
                                                -------------
            Internet & Catalog Retail--0.9%
    3,311   Bidz.com, Inc. (b)                         15,231
    6,016   PetMed Express, Inc. (b)                  106,062
                                                -------------
                                                      121,293
                                                -------------
            Internet Software & Services--1.2%
    3,908   Liquidity Services, Inc. (b)               32,554
    8,107   Perficient, Inc. (b)                       38,751
   12,155   S1 Corp. (b)                               95,903
                                                -------------
                                                      167,208
                                                -------------
            IT Services--1.9%
   13,266   Ciber, Inc. (b)                            63,809
    3,691   ExlService Holdings, Inc. (b)              31,632
    5,418   Gevity HR, Inc.                             8,181
   11,751   Global Cash Access Holdings, Inc. (b)      26,087
    9,488   Hackett Group, Inc. (b)                    27,705
    4,339   Integral Systems, Inc. (b)                 52,285
    1,668   NCI, Inc., Class A (b)                     50,257
                                                -------------
                                                      259,956
                                                -------------
            Leisure Equipment &
               Products--0.7%
    4,417   RC2 Corp. (b)                              47,129
   10,114   Smith & Wesson Holding Corp. (b)           22,959
    1,804   Steinway Musical Instruments (b)           31,588
                                                -------------
                                                      101,676
                                                -------------
            Machinery--4.7%
    6,661   Altra Holdings, Inc. (b)                   52,689
    2,293   American Railcar Industries, Inc.          24,145
    2,117   Ampco-Pittsburgh Corp.                     45,939
    2,411   Cascade Corp.                              71,992
    4,819   Columbus McKinnon Corp. (b)                65,779
    9,787   Flow International Corp. (b)               23,685
    3,948   Greenbrier Cos., Inc.                      27,123
    1,607   Hurco Cos., Inc. (b)                       19,284
    3,269   Kadant, Inc. (b)                           44,066
    1,200   Key Technology, Inc. (b)                   22,668
      664   K-Tron International, Inc. (b)             53,054
    2,600   L.B. Foster Co., Class A (b)               81,327
    4,206   Lydall, Inc. (b)                           24,185
    4,125   NN, Inc.                                    9,446
    4,153   Tennant Co.                                63,956
    2,249   Thermadyne Holdings Corp. (b)              15,451



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Machinery (Continued)
    2,277   Twin Disc, Inc.                     $      15,689
                                                -------------
                                                      660,478
                                                -------------
            Marine--0.3%
    1,456   International Shipholding Corp.            36,880
                                                -------------
            Media--1.2%
    4,808   Cox Radio, Inc., Class A (b)               28,896
    6,864   E.W. Scripps Co., (The) Class A            15,169
    6,546   Martha Stewart Living Omnimedia,
               Inc., Class A (b)                       17,020
   11,832   Sinclair Broadcast Group, Inc., Class A    36,679
   12,067   Valassis Communications, Inc. (b)          15,928
    5,571   World Wrestling Entertainment, Inc.,
               Class A                                 61,727
                                                -------------
                                                      175,419
                                                -------------
            Metals & Mining--0.5%
    4,566   A.M. Castle & Co.                          49,449
    1,683   Universal Stainless & Alloy (b)            24,387
                                                -------------
                                                       73,836
                                                -------------
            Oil, Gas & Consumable Fuels--1.9%
    5,463   Callon Petroleum Co. (b)                   14,204
    9,638   DHT Maritime, Inc.                         53,395
    3,791   Duncan Energy Partners LP. (c)             51,558
    3,169   K-Sea Transportation Partners LP. (c)      40,880
   14,770   VAALCO Energy, Inc. (b)                   109,888
                                                -------------
                                                      269,925
                                                -------------
            Paper & Forest Products--0.4%
    9,800   Buckeye Technologies, Inc. (b)             35,672
    6,092   KapStone Paper & Packaging Corp. (b)       14,499
                                                -------------
                                                       50,171
                                                -------------
            Personal Products--0.9%
    3,581   Inter Parfums, Inc.                        27,502
    8,895   Prestige Brands Holdings, Inc. (b)         93,842
                                                -------------
                                                      121,344
                                                -------------
            Pharmaceuticals--0.1%
    2,584   Caraco Pharmaceutical Laboratories,
               Ltd., Inc. (b)                          15,297
                                                -------------
            Professional Services--4.0%
    1,814   Barrett Business Services, Inc.            19,773
    3,334   CDI Corp.                                  43,142
    3,528   COMSYS IT Partners, Inc. (b)                7,903
    2,766   CRA International, Inc. (b)                74,487
    3,466   Exponent, Inc. (b)                        104,256
    6,485   Hudson Highland Group, Inc. (b)            21,725
    1,776   ICF International, Inc. (b)                43,636
    9,289   Kforce, Inc. (b)                           71,340
    6,067   LECG Corp. (b)                             40,710
    9,052   On Assignment, Inc. (b)                    51,325
   13,055   Spherion Corp. (b)                         28,852
    2,717   Volt Information Sciences, Inc. (b)        19,644

                       See Notes to Financial Statements.               Page 43

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Professional Services (Continued)
      964   VSE Corp.                           $      37,818
                                                -------------
                                                      564,611
                                                -------------
            Real Estate Investment Trusts--1.3%
   19,500   Anthracite Capital, Inc.                   43,485
   12,207   Hersha Hospitality Trust                   36,621
    8,626   Kite Realty Group Trust                    47,961
   14,531   NorthStar Realty Finance Corp.             56,816
                                                -------------
                                                      184,883
                                                -------------
            Road & Rail--0.3%
    3,389   Saia, Inc. (b)                             36,805
                                                -------------
            Semiconductors & Semiconductor
               Equipment--0.6%
    6,381   IXYS Corp.                                 52,707
    6,482   Pericom Semiconductor Corp. (b)            35,521
                                                -------------
                                                       88,228
                                                -------------
            Software--1.2%
    4,016   i2 Technologies, Inc. (b)                  25,662
    5,034   Kenexa Corp. (b)                           40,171
    7,063   Radiant Systems, Inc. (b)                  23,802
    9,373   TeleCommunication Systems, Inc. (b)        80,515
                                                -------------
                                                      170,150
                                                -------------
            Specialty Retail--7.0%
    2,593   America's Car-Mart, Inc. (b)               35,809
    8,008   Asbury Automotive Group, Inc.              36,597
    4,774   Big 5 Sporting Goods Corp.                 24,873
    7,011   Cato (The) Corp., Class A                 105,866
    8,982   Christopher & Banks Corp.                  50,299
    3,629   Citi Trends, Inc. (b)                      53,419
    2,917   Conn's, Inc. (b)                           24,736
    4,101   DSW, Inc., Class A (b)                     51,098
    5,901   Group 1 Automotive, Inc.                   63,554
    3,945   hhgregg, Inc. (b)                          34,243
   11,197   Hot Topic, Inc. (b)                       103,796
    4,611   Jos. A. Bank Clothiers, Inc. (b)          120,577
    3,312   Midas, Inc. (b)                            34,743
    4,681   Monro Muffler Brake, Inc.                 119,366
    2,240   Shoe Carnival, Inc. (b)                    21,392
   22,202   Wet Seal, Inc., Class A (b)                65,940
    4,649   Zumiez, Inc. (b)                           34,635
                                                -------------
                                                      980,943
                                                -------------
            Textiles, Apparel & Luxury
               Goods--2.3%
    6,745   K-Swiss, Inc., Class A                     76,893
    4,738   Maidenform Brands, Inc. (b)                48,091
    4,474   Movado Group, Inc.                         42,011
    3,160   Perry Ellis International, Inc. (b)        20,034
    4,084   Steven Madden Ltd. (b)                     87,071
    3,867   Volcom, Inc. (b)                           42,150
                                                -------------
                                                      316,250
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Thrifts & Mortgage Finance--3.4%
    3,041   Berkshire Hills Bancorp, Inc.       $      93,846
    2,954   First Financial Holdings, Inc.             59,789
    4,936   First Financial Northwest, Inc.            46,102
    4,304   First Place Financial Corp.                16,484
    5,009   Flushing Financial Corp.                   59,908
    2,147   OceanFirst Financial Corp.                 35,640
    9,295   Ocwen Financial Corp. (b)                  85,328
    1,555   WSFS Financial Corp.                       74,624
                                                -------------
                                                      471,721
                                                -------------
            Trading Companies &
               Distributors--1.3%
    2,159   DXP Enterprises, Inc. (b)                  31,543
    3,872   H&E Equipment Services, Inc. (b)           29,853
    4,181   Houston Wire & Cable Co.                   38,925
    8,169   Interline Brands, Inc. (b)                 86,837
                                                -------------
                                                      187,158
                                                -------------
            Water Utilities--0.7%
    3,291   SJW Corp.                                  98,533
                                                -------------

            Total Investments--100.0%
            (Cost $20,325,404) (d)                 14,069,859
            Net Other Assets and
               Liabilities--0.0%                        6,834
                                                -------------
            Net Assets--100.0%                  $  14,076,693
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master limited partnership ("MLP")
(d) Aggregate cost for federal income tax purposes is $20,560,177. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $416,196 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,906,514.


-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                  Investments
-------------------------------------------------------------
Level 1 - Quoted Prices - Investments           $14,069,859
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $14,069,859
                                            ===============

Page 44                See Notes to Financial Statements.

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.8%
            Auto Components--0.1%
    4,134   Cooper Tire & Rubber Co.            $      25,465
                                                -------------
            Chemicals--2.6%
   75,241   Dow Chemical (The) Co.                  1,135,387
                                                -------------
            Commercial Banks--23.5%
    7,633   Associated Banc-Corp.                     159,759
   34,934   BB&T Corp.                                959,288
    1,743   City National Corp.                        84,884
   20,084   Comerica, Inc.                            398,667
    6,809   F.N.B. Corp.                               89,879
   39,711   Fifth Third Bancorp                       328,013
    1,216   First Busey Corp.                          22,180
    3,125   First Midwest Bancorp, Inc.                62,406
    3,940   FirstMerit Corp.                           81,125
    9,612   Fulton Financial Corp.                     92,467
   24,584   Huntington Bancshares, Inc.               188,313
   24,306   Marshall & Ilsley Corp.                   331,534
    3,625   National Penn Bancshares, Inc.             52,599
    3,688   Old National Bancorp                       66,974
    2,409   Pacific Capital Bancorp                    40,664
    1,228   PacWest Bancorp                            33,033
      619   Park National Corp.                        44,413
   18,575   PNC Financial Services Group, Inc.        910,175
      989   S&T Bancorp., Inc.                         35,110
   25,479   SunTrust Banks, Inc.                      752,650
    6,093   Susquehanna Bancshares, Inc.               96,940
    8,223   Synovus Financial Corp.                    68,251
    9,432   TCF Financial Corp.                       128,841
    2,240   Trustmark Corp.                            48,362
   79,770   U.S. Bancorp                            1,995,048
    3,266   Umpqua Holdings Corp.                      47,259
    1,503   United Bankshares, Inc.                    49,930
    6,020   Valley National Bancorp                   121,905
    4,841   Webster Financial Corp.                    66,709
   84,101   Wells Fargo & Co.                       2,479,296
    5,110   Whitney Holding Corp.                      81,709
    3,924   Wilmington Trust Corp.                     87,270
    5,461   Zions Bancorp                             133,849
                                                -------------
                                                   10,139,502
                                                -------------
            Commercial Services &
               Supplies--0.8%
   11,734   Pitney Bowes, Inc.                        298,982
    6,335   Steelcase, Inc., Class A                   35,603
                                                -------------
                                                      334,585
                                                -------------
            Diversified Financial Services--9.4%
  290,240   Bank of America Corp.                   4,086,579
                                                -------------
            Diversified Telecommunication
               Services--14.6%
  127,836   AT&T, Inc.                              3,643,326
   78,247   Verizon Communications, Inc.            2,652,573
                                                -------------
                                                    6,295,899
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Electric Utilities--8.7%
   21,756   American Electric Power Co., Inc.   $     724,041
    5,941   DPL, Inc.                                 135,692
    2,529   Empire District Electric (The) Co.         44,510
   10,310   Great Plains Energy, Inc.                 199,292
    4,913   Hawaiian Electric Industries, Inc.        108,774
   13,565   Pepco Holdings, Inc.                      240,914
    6,747   Pinnacle West Capital Corp.               216,781
   15,951   Progress Energy, Inc.                     635,647
   34,700   Southern Co.                            1,283,901
    1,312   UIL Holdings Corp.                         39,399
    6,399   Westar Energy, Inc.                       131,243
                                                -------------
                                                    3,760,194
                                                -------------
            Gas Utilities--1.2%
    4,233   AGL Resources, Inc.                       132,704
    5,071   Atmos Energy Corp.                        120,183
      669   Laclede Group (The), Inc.                  31,336
    2,321   Nicor, Inc.                                80,632
    2,298   Piedmont Natural Gas Co., Inc.             72,778
    2,170   WGL Holdings, Inc.                         70,937
                                                -------------
                                                      508,570
                                                -------------
            Hotels, Restaurants &
               Leisure--1.6%
   29,550   Carnival Corp.                            718,656
                                                -------------
            Household Durables--0.8%
   10,074   Leggett & Platt, Inc.                     153,024
   17,801   Newell Rubbermaid, Inc.                   174,094
                                                -------------
                                                      327,118
                                                -------------
            Insurance--1.1%
    5,003   Arthur J. Gallagher & Co.                 129,628
    7,479   Cincinnati Financial Corp.                217,414
    1,378   Mercury General Corp.                      63,374
    2,298   Zenith National Insurance Corp.            72,548
                                                -------------
                                                      482,964
                                                -------------
            Machinery--0.1%
    2,731   Briggs & Stratton Corp.                    48,038
                                                -------------
            Media--0.9%
   46,704   Gannett Co., Inc.                         373,632
                                                -------------
            Multi-Utilities--7.4%
   16,114   Ameren Corp.                              535,952
    2,046   Black Hills Corp.                          55,160
   17,342   CenterPoint Energy, Inc.                  218,856
      752   CH Energy Group, Inc.                      38,645
   16,287   Consolidated Edison, Inc.                 634,054
    9,844   DTE Energy Co.                            351,135
    4,817   Integrys Energy Group, Inc.               207,035
    4,115   NSTAR                                     150,156
    4,881   OGE Energy Corp.                          125,832
    5,572   SCANA Corp.                               198,363
   12,722   TECO Energy, Inc.                         157,117
    4,147   Vectren Corp.                             103,716


                       See Notes to Financial Statements.               Page 45

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Multi-Utilities (Continued)
   23,031   Xcel Energy, Inc.                   $     427,225
                                                -------------
                                                    3,203,246
                                                -------------
            Pharmaceuticals--22.7%
   87,310   Bristol-Myers Squibb Co.                2,029,958
   48,902   Eli Lilly & Co.                         1,969,284
   76,835   Merck & Co., Inc.                       2,335,784
  196,122   Pfizer, Inc.                            3,473,320
                                                -------------
                                                    9,808,346
                                                -------------
            Real Estate Investment Trusts--0.5%
    4,847   Rayonier, Inc.                            151,954
    5,564   Redwood Trust, Inc.                        82,959
                                                -------------
                                                      234,913
                                                -------------
            Specialty Retail--0.2%
   12,550   Foot Locker, Inc.                          92,117
                                                -------------
            Thrifts & Mortgage Finance--1.3%
    5,424   Astoria Financial Corp.                    89,388
    4,150   First Niagara Financial Group, Inc.        67,106
   27,517   New York Community Bancorp, Inc.          329,102
    4,326   Washington Federal, Inc.                   64,717
                                                -------------
                                                      550,313
                                                -------------
            Tobacco--2.2%
   14,638   Reynolds American, Inc.                   590,058
    5,134   UST, Inc.                                 356,197
                                                -------------
                                                      946,255
                                                -------------
            Trading Companies &
               Distributors--0.1%
    1,155   Watsco, Inc.                               44,352
                                                -------------

            Total Investments--99.8%
            (Cost $58,251,293) (b)                 43,116,131
            Net Other Assets and
               Liabilities--0.2%                       79,912
                                                -------------
            Net Assets--100.0%                  $  43,196,043
                                                =============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Aggregate cost for federal income tax purposes is $59,710,111. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $186,944 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,780,924.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                  Investments
-------------------------------------------------------------
Level 1 - Quoted Prices - Investments             $43,116,131
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs                  --
                                            -----------------
Total                                             $43,116,131
                                            =================


Page 46                See Notes to Financial Statements.

FIRST TRUST US IPO INDEX FUND (d)

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Aerospace & Defense--1.7%
      538   Aerovironment Inc. (b)              $      19,804
    1,453   DynCorp International, Inc.,
               Class A (b)                             22,042
    3,566   Spirit Aerosystems Holdings, Inc.,
               Class A (b)                             36,266
      599   Stanley, Inc. (b)                          21,696
    1,240   TransDigm Group, Inc. (b)                  41,627
                                                -------------
                                                      141,435
                                                -------------
            Airlines--0.3%
      518   Allegiant Travel Co. (b)                   25,159
                                                -------------
            Auto Components--0.3%
    1,782   WABCO Holdings, Inc.                       28,138
                                                -------------
            Beverages--1.2%
    6,466   Dr. Pepper Snapple Group, Inc. (b)        105,073
                                                -------------
            Biotechnology--0.6%
      961   Acorda Therapeutics, Inc. (b)              19,710
      763   Emergent Biosolutions, Inc. (b)            19,922
      811   Osiris Therapeutics, Inc. (b)              15,539
                                                -------------
                                                       55,171
                                                -------------
            Capital Markets--3.1%
    5,521   Ameriprise Financial, Inc.                128,971
    3,115   Lazard Ltd., Class A                       92,640
    1,528   optionsXpress Holdings, Inc.               20,414
    1,564   RiskMetrics Group, Inc. (b)                23,288
                                                -------------
                                                      265,313
                                                -------------
            Chemicals--1.9%
    3,655   Celanese Corp., Class A                    45,432
    1,449   CF Industries Holding, Inc.                71,233
    5,975   Huntsman Corp.                             20,554
    1,888   Rockwood Holdings, Inc. (b)                20,390
                                                -------------
                                                      157,609
                                                -------------
            Communications Equipment--0.2%
    1,786   Starent Networks Corp. (b)                 21,307
                                                -------------
            Computers & Peripherals--0.8%
    4,486   Teradata Corp. (b)                         66,527
                                                -------------
            Construction & Engineering--1.7%
    2,628   Aecom Technology Corp. (b)                 80,759
    4,117   KBR, Inc.                                  62,578
                                                -------------
                                                      143,337
                                                -------------
            Consumer Finance--1.4%
   12,232   Discover Financial Services               116,571
                                                -------------
            Diversified Consumer Services--0.5%
      425   Capella Education Co. (b)                  24,973
    1,115   Grand Canyon Education, Inc. (b)           20,940
                                                -------------
                                                       45,913
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Diversified Financial Services--0.7%
    1,035   Interactive Brokers Group, Inc.,
               Class A (b)                      $      18,516
    2,550   MSCI, Inc., Class A (b)                    45,288
                                                -------------
                                                       63,804
                                                -------------
            Diversified Telecommunication
               Services--1.9%
    3,623   Embarq Corp.                              130,283
    1,075   NTELOS Holdings Corp.                      26,510
                                                -------------
                                                      156,793
                                                -------------
            Electric Utilities--0.7%
    1,265   ITC Holdings Corp.                         55,255
                                                -------------
            Electrical Equipment--4.3%
    2,067   First Solar, Inc. (b)                     285,163
    2,186   SunPower Corp., Class A (b)                80,882
                                                -------------
                                                      366,045
                                                -------------
            Electronic Equipment,
               Instruments & Components--3.4%
    2,879   Dolby Laboratories, Inc., Class A (b)      94,316
   11,664   Tyco Electronics Ltd.                     189,073
                                                -------------
                                                      283,389
                                                -------------
            Energy Equipment & Services--1.3%
    2,700   Cal Dive International, Inc. (b)           17,577
    2,089   Dresser-Rand Group, Inc. (b)               36,035
    1,580   IHS, Inc. Class A (b)                      59,124
                                                -------------
                                                      112,736
                                                -------------
            Health Care Equipment &
               Supplies--6.8%
   12,835   Covidien Ltd.                             465,140
    2,699   ev3, Inc. (b)                              16,464
    1,453   Masimo Corp. (b)                           43,343
      921   NuVasive, Inc. (b)                         31,913
    1,216   Volcano Corp. (b)                          18,240
                                                -------------
                                                      575,100
                                                -------------
            Health Care Providers &
               Services--0.6%
    1,492   Healthspring, Inc. (b)                     29,795
      464   LHC Group, Inc. (b)                        16,704
                                                -------------
                                                       46,499
                                                -------------
            Health Care Technology--0.2%
    1,148   MedAssets, Inc. (b)                        16,761
                                                -------------
            Hotels, Restaurants & Leisure--2.9%
    3,432   Burger King Holdings, Inc.                 81,956
    4,617   Tim Hortons, Inc.                         133,154
    4,520   Wyndham Worldwide Corp.                    29,606
                                                -------------
                                                      244,716
                                                -------------


                       See Notes to Financial Statements.               Page 47

FIRST TRUST US IPO INDEX FUND (d)

DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Independent Power Producers &
               Energy Traders--0.4%
    1,156   Ormat Technologies, Inc.            $      36,842
                                                -------------
            Insurance--2.0%
    1,249   Allied World Assurance Holdings Ltd.       50,709
    1,245   Employers Holdings, Inc.                   20,543
    2,158   Flagstone Reinsurance Holdings Ltd.        21,084
    2,424   OneBeacon Insurance Group Ltd.             25,307
    1,908   Validus Holdings Ltd.                      49,913
                                                -------------
                                                      167,556
                                                -------------
            Internet Software & Services--1.3%
    1,268   Gmarket Inc., ADR (b)                      21,873
    1,859   Omniture, Inc. (b)                         19,780
    2,978   Rackspace Hosting Inc. (b)                 16,022
    1,136   VistaPrint Ltd. (b)                        21,141
    1,471   WebMD Health Corp., Class A (b)            34,700
                                                -------------
                                                      113,516
                                                -------------
            IT Services--21.5%
    3,604   Broadridge Financial Solutions, Inc.       45,194
    5,468   Genpact Ltd. (b)                           44,947
      959   Heartland Payment Systems, Inc.            16,783
    3,294   MasterCard, Inc., Class A                 470,811
    3,050   Metavante Technologies, Inc. (b)           49,136
    2,010   NeuStar, Inc., Class A (b)                 38,451
    5,167   SAIC, Inc. (b)                            100,653
   15,074   Visa, Inc., Class A                       790,631
   18,238   Western Union Co.                         261,533
                                                -------------
                                                    1,818,139
                                                -------------
            Machinery--0.1%
      754   Mueller Water Products Inc.,
               Class A                                  6,334
                                                -------------
            Media--11.7%
    2,764   Cinemark Holdings, Inc.                    20,537
    1,192   Morningstar, Inc. (b)                      42,316
    4,174   Scripps Networks Interactive Inc.,
               Class A                                 91,828
   24,901   Time Warner Cable, Inc., Class A (b)      534,126
   15,637   Viacom, Inc., Class B (b)                 298,041
                                                -------------
                                                      986,848
                                                -------------
            Oil, Gas & Consumable
               Fuels--6.4%
    1,797   Alpha Natural Resources, Inc. (b)          29,093
    1,150   Bill Barrett Corp. (b)                     24,300
    1,937   Concho Resources, Inc. (b)                 44,202
    4,312   Continental Resources, Inc. (b)            89,302
    2,690   EXCO Resources, Inc. (b)                   24,371
    1,136   Foundation Coal Holdings, Inc.             15,927
    1,972   Patriot Coal Corp. (b)                     12,325
    4,233   SandRidge Energy, Inc. (b)                 26,033
   15,574   Spectra Energy Corp.                      245,134



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Oil, Gas & Consumable
               Fuels (Continued)
    1,946   W&T Offshore, Inc.                  $      27,867
                                                -------------
                                                      538,554
                                                -------------
            Personal Products--0.4%
    1,627   Herbalife Ltd.                             35,273
                                                -------------
            Pharmaceuticals--1.1%
    6,392   Warner Chilcott Ltd., Class A (b)          92,684
                                                -------------
            Road & Rail--0.5%
    8,232   Hertz Global Holdings, Inc. (b)            41,736
                                                -------------
            Semiconductors & Semiconductor
               Equipment--0.5%
    1,538   Atheros Communications  (b)                22,009
      776   Hittite Microwave Corp. (b)                22,861
                                                -------------
                                                       44,870
                                                -------------
            Software--0.5%
    1,770   Solera Holdings, Inc. (b)                  42,657
                                                -------------
            Specialty Retail--0.2%
    1,593   J. Crew Group, Inc. (b)                    19,435
                                                -------------
            Textiles, Apparel & Luxury
               Goods--0.4%
    2,383   Hanesbrands, Inc. (b)                      30,383
                                                -------------
            Tobacco--13.1%
    4,284   Lorillard, Inc.                           241,403
   19,855   Philip Morris International, Inc.         863,891
                                                -------------
                                                    1,105,294
                                                -------------
            Trading Companies &
               Distributors--0.3%
    2,634   RSC Holdings, Inc. (b)                     22,442
                                                -------------
            Water Utilities--1.0%
    4,078   American Water Works Co., Inc.             85,149
                                                -------------
            Wireless Telecommunication
               Services--2.1%
    4,188   Clearwire Corp., Class A (b)               20,647
    8,925   MetroPCS Communications, Inc. (b)         132,536
    1,744   Syniverse Holdings, Inc. (b)               20,823
                                                -------------
                                                      174,006
                                                -------------

            Total Investments--100.0%
            (Cost $13,382,525) (c)                  8,454,369
            Net Other Assets and
               Liabilities--(0.0)%                       (601)
                                                -------------
            Net Assets--100.0%                  $   8,453,768
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.


Page 48                See Notes to Financial Statements.

FIRST TRUST US IPO INDEX FUND (d)

DECEMBER 31, 2008

(c) Aggregate cost for federal income tax purposes is $13,499,390. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,752 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,068,773.
(d) Formerly known as First Trust IPOX-100 Index Fund. See Note 8 in Notes to Financial Statements for information on the Fund's name change.
ADR - American Depositary Receipt.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                  Investments
-------------------------------------------------------------
Level 1 - Quoted Prices - Investments             $ 8,454,369
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs                  --
                                            -----------------
Total                                             $ 8,454,369
                                            =================


                       See Notes to Financial Statements.               Page 49

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Air Freight & Logistics--2.1%
    2,874   C.H. Robinson Worldwide, Inc.       $     158,156
    4,641   Expeditors International of
               Washington, Inc.                       154,406
                                                -------------
                                                      312,562
                                                -------------
            Airlines--1.0%
    4,977   Ryanair Holdings PLC, ADR (b)             144,731
                                                -------------
            Beverages--1.0%
    4,518   Hansen Natural Corp. (b)                  151,489
                                                -------------
            Biotechnology--7.1%
    2,572   Amgen, Inc. (b)                           148,533
    3,183   Biogen Idec, Inc. (b)                     151,606
    2,721   Celgene Corp. (b)                         150,417
    1,920   Cephalon, Inc. (b)                        147,917
    2,182   Genzyme Corp. (b)                         144,819
    2,997   Gilead Sciences, Inc. (b)                 153,267
    4,989   Vertex Pharmaceuticals, Inc. (b)          151,566
                                                -------------
                                                    1,048,125
                                                -------------
            Chemicals--1.0%
    3,672   Sigma-Aldrich Corp.                       155,105
                                                -------------
            Commercial Services &
               Supplies--2.0%
    6,648   Cintas Corp.                              154,433
    2,814   Stericycle, Inc. (b)                      146,553
                                                -------------
                                                      300,986
                                                -------------
            Communications Equipment--4.0%
    8,942   Cisco Systems, Inc. (b)                   145,755
    8,825   Juniper Networks, Inc. (b)                154,525
    4,247   QUALCOMM, Inc.                            152,170
    3,474   Research In Motion Ltd. (b)               140,975
                                                -------------
                                                      593,425
                                                -------------
            Computers & Peripherals--5.9%
    1,653   Apple Computer, Inc. (b)                  141,084
   13,416   Dell, Inc. (b)                            137,380
   10,485   Logitech International S.A. (b)           163,356
   10,940   NetApp, Inc. (b)                          152,832
   32,700   Seagate Technology                        144,861
   35,764   Sun Microsystems, Inc. (b)                136,618
                                                -------------
                                                      876,131
                                                -------------
            Construction & Engineering--1.0%
    6,245   Foster Wheeler Ltd. (b)                   146,008
                                                -------------
            Diversified Consumer
               Services--1.0%
    1,967   Apollo Group, Inc., Class A (b)           150,712
                                                -------------
            Electrical Equipment--1.0%
    1,057   First Solar, Inc. (b)                     145,824
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Electronic Equipment,
               Instruments &Components--2.2%
   59,751   Flextronics International Ltd. (b)  $     152,963
    5,520   FLIR Systems, Inc. (b)                    169,353
                                                -------------
                                                      322,316
                                                -------------
            Food & Staples Retailing--1.0%
    2,765   Costco Wholesale Corp.                    145,163
                                                -------------
            Health Care Equipment &
               Supplies--3.1%
    5,498   DENTSPLY International, Inc.              155,263
   11,437   Hologic, Inc. (b)                         149,482
    1,185   Intuitive Surgical, Inc. (b)              150,483
                                                -------------
                                                      455,228
                                                -------------
            Health Care Providers &
               Services--3.0%
    2,425   Express Scripts, Inc. (b)                 133,327
    4,274   Henry Schein, Inc. (b)                    156,812
    8,086   Patterson Cos., Inc. (b)                  151,613
                                                -------------
                                                      441,752
                                                -------------
            Hotels, Restaurants &
               Leisure--1.9%
   15,058   Starbucks Corp. (b)                       142,449
    3,456   Wynn Resorts Ltd. (b)                     146,050
                                                -------------
                                                      288,499
                                                -------------
            Household Durables--1.0%
    7,650   Garmin Ltd.                               146,651
                                                -------------
            Internet & Catalog Retail--3.0%
    2,885   Amazon.com, Inc. (b)                      147,943
   18,256   Expedia, Inc. (b)                         150,430
   47,994   Liberty Media Corp. - Interactive,
               Class A (b)                            149,741
                                                -------------
                                                      448,114
                                                -------------
            Internet Software & Services--6.7%
    9,550   Akamai Technologies, Inc. (b)             144,110
    1,135   Baidu.com, Inc., ADR (b)                  148,197
   10,296   eBay, Inc. (b)                            143,732
      480   Google, Inc., Class A (b)                 147,672
    9,099   IAC/InterActiveCorp (b)                   143,127
    7,099   VeriSign, Inc. (b)                        135,449
   11,419   Yahoo!, Inc. (b)                          139,312
                                                -------------
                                                    1,001,599
                                                -------------
            IT Services--5.0%
    3,957   Automatic Data Processing, Inc.           155,667
    8,265   Cognizant Technology Solutions
               Corp., Class A (b)                     149,266
    4,083   Fiserv, Inc. (b)                          148,499
    5,822   Infosys Technologies Ltd., ADR            143,047
    5,667   Paychex, Inc.                             148,929
                                                -------------
                                                      745,408
                                                -------------


Page 50                See Notes to Financial Statements.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

DECEMBER 31, 2008


   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Life Sciences Tools & Services--3.1%
    5,932   Illumina, Inc. (b)                  $     154,529
    6,807   Life Technologies Corp.  (b)              158,671
    5,182   Pharmaceutical Product Development,
               Inc.                                   150,330
                                                -------------
                                                      463,530
                                                -------------
            Machinery--2.0%
    6,262   Joy Global, Inc.                          143,337
    5,250   PACCAR, Inc.                              150,150
                                                -------------
                                                      293,487
                                                -------------
            Media--5.0%
    9,440   Comcast Corp., Class A                    159,347
    6,791   DIRECTV Group (The), Inc. (b)             155,582
   12,685   DISH Network Corp., Class A (b)           140,677
   13,551   Focus Media Holding Ltd., ADR (b)         123,179
   10,634   Liberty Global, Inc., Class A (b)         169,293
                                                -------------
                                                      748,078
                                                -------------
            Metals & Mining--1.0%
   12,695   Steel Dynamics, Inc.                      141,930
                                                -------------
            Multiline Retail--1.0%
    3,800   Sears Holdings Corp. (b)                  147,706
                                                -------------
            Pharmaceuticals--2.0%
    3,417   Teva Pharmaceutical Industries
               Ltd.,  ADR                             145,462
   10,641   Warner Chilcott Ltd., Class A (b)         154,294
                                                -------------
                                                      299,756
                                                -------------
            Road & Rail--1.1%
    6,021   J.B. Hunt Transport Services, Inc.        158,172
                                                -------------
            Semiconductors & Semiconductor
               Equipment--11.8%
    9,050   Altera Corp.                              151,226
   14,687   Applied Materials, Inc.                   148,779
    8,457   Broadcom Corp., Class A (b)               143,515
   10,303   Intel Corp.                               151,042
    6,922   KLA-Tencor Corp.                          150,830
    6,744   Lam Research Corp. (b)                    143,512
    6,725   Linear Technology Corp.                   148,757
   20,868   Marvell Technology Group Ltd. (b)         139,190
   12,087   Maxim Integrated Products, Inc.           138,034
    7,587   Microchip Technology, Inc.                148,174
   17,463   NVIDIA Corp. (b)                          140,926
    8,595   Xilinx, Inc.                              153,162
                                                -------------
                                                    1,757,147
                                                -------------
            Software--11.0%
   15,662   Activision Blizzard, Inc. (b)             135,320
    6,723   Adobe Systems, Inc. (b)                   143,133
    8,034   Autodesk, Inc. (b)                        157,867
    8,206   CA, Inc.                                  152,057
    7,990   Check Point Software Technologies
               Ltd. (b)                               151,730
    6,526   Citrix Systems, Inc. (b)                  153,817
    8,556   Electronic Arts, Inc. (b)                 137,238



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Software (Continued)
    6,400   Intuit, Inc. (b)                    $     152,256
    7,781   Microsoft Corp.                           151,263
    8,368   Oracle Corp. (b)                          148,365
   11,062   Symantec Corp. (b)                        149,558
                                                -------------
                                                    1,632,604
                                                -------------
            Specialty Retail--5.0%
    5,719   Bed Bath & Beyond, Inc. (b)               145,377
    4,938   O'Reilly Automotive, Inc. (b)             151,794
    5,093   Ross Stores, Inc.                         151,415
    8,130   Staples, Inc.                             145,690
    9,834   Urban Outfitters, Inc. (b)                147,313
                                                -------------
                                                      741,589
                                                -------------
            Trading Companies &
               Distributors--1.0%
    4,382   Fastenal Co.                              152,713
                                                -------------
            Wireless Telecommunication
               Services--2.0%
    3,332   Millicom International Cellular S.A.      149,640
    8,188   NII Holdings, Inc. (b)                    148,858
                                                -------------
                                                      298,498
                                                -------------

            Total Investments--100.0%
            (Cost $23,149,210) (c)              $  14,855,038
            Net Other Assets and
               Liabilities--(0.0)%                     (7,010)
                                                -------------
            Net Assets--100.0%                  $  14,848,028
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $23,735,887. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $160,253 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,041,102.
ADR - American Depositary Receipt.


-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                  Investments
-------------------------------------------------------------
Level 1 - Quoted Prices - Investments             $14,855,038
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs                  --
                                            -----------------
Total                                             $14,855,038
                                            =================


                       See Notes to Financial Statements.               Page 51

FIRST TRUST NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Communications Equipment--10.3%
   14,675   Cisco Systems, Inc. (b)             $     239,203
   14,484   Juniper Networks, Inc. (b)                253,614
    6,971   QUALCOMM, Inc.                            249,771
    5,702   Research In Motion Ltd. (b)               231,387
                                                -------------
                                                      973,975
                                                -------------
            Computers & Peripherals--15.3%
    2,713   Apple Computer, Inc. (b)                  231,555
   22,019   Dell, Inc. (b)                            225,475
   17,209   Logitech International S.A. (b)           268,115
   17,956   NetApp, Inc. (b)                          250,845
   53,669   Seagate Technology                        237,754
   58,701   Sun Microsystems, Inc. (b)                224,238
                                                -------------
                                                    1,437,982
                                                -------------
            Internet Software & Services--15.0%
   15,674   Akamai Technologies, Inc. (b)             236,521
    1,863   Baidu.com, Inc., ADR (b)                  243,252
      787   Google, Inc., Class A (b)                 242,121
   14,936   IAC/InterActiveCorp (b)                   234,943
   11,651   VeriSign, Inc. (b)                        222,301
   18,741   Yahoo!, Inc. (b)                          228,640
                                                -------------
                                                    1,407,778
                                                -------------
            IT Services--5.1%
   13,566   Cognizant Technology Solutions
               Corp., Class A (b)                     245,002
    9,554   Infosys Technologies Ltd., ADR            234,742
                                                -------------
                                                      479,744
                                                -------------
            Semiconductors & Semiconductor
               Equipment--30.6%
   14,854   Altera Corp.                              248,210
   24,106   Applied Materials, Inc.                   244,194
   13,883   Broadcom Corp., Class A (b)               235,595
   16,911   Intel Corp.                               247,915
   11,363   KLA-Tencor Corp.                          247,600
   11,070   Lam Research Corp. (b)                    235,570
   11,040   Linear Technology Corp.                   244,205
   34,249   Marvell Technology Group Ltd. (b)         228,441
   19,837   Maxim Integrated Products, Inc.           226,539
   12,453   Microchip Technology, Inc.                243,207
   28,662   NVIDIA Corp. (b)                          231,302
   14,107   Xilinx, Inc.                              251,386
                                                -------------
                                                    2,884,164
                                                -------------
            Software--23.7%
   11,035   Adobe Systems, Inc. (b)                   234,935
   13,186   Autodesk, Inc. (b)                        259,104
   13,469   CA, Inc.                                  249,581
   13,115   Check Point Software Technologies
               Ltd. (b)                               249,054
   10,710   Citrix Systems, Inc. (b)                  252,435
   10,503   Intuit, Inc. (b)                          249,866
   12,772   Microsoft Corp.                           248,288



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Software (Continued)
   13,734   Oracle Corp. (b)                    $     243,504
   18,156   Symantec Corp. (b)                        245,469
                                                -------------
                                                    2,232,236
                                                -------------

            Total Investments--100.0%
            (Cost $16,736,402) (c)                  9,415,879
            Net Other Assets and
               Liabilities--(0.0)%                     (2,283)
                                                -------------
            Net Assets--100.0%                  $   9,413,596
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $16,793,266. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,377,387.
ADR - American Depositary Receipt.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                  Investments
-------------------------------------------------------------
Level 1 - Quoted Prices - Investments             $ 9,415,879
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs                  --
                                            -----------------
Total                                             $ 9,415,879
                                            =================


Page 52                See Notes to Financial Statements.

FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.2%
            Biotechnology--69.3%
   78,270   Alexion Pharmaceuticals, Inc. (b)   $   2,832,591
   59,772   Amgen, Inc. (b)                         3,451,833
  237,831   Amylin Pharmaceuticals, Inc. (b)        2,580,466
   65,938   Biogen Idec, Inc. (b)                   3,140,627
  262,688   Celera Corp. (b)                        2,923,717
   52,112   Celgene Corp. (b)                       2,880,751
   43,162   Cephalon, Inc. (b)                      3,325,200
   35,034   Genentech, Inc. (b)                     2,904,669
   47,315   Genzyme Corp. (b)                       3,140,297
   69,714   Gilead Sciences, Inc. (b)               3,565,175
  772,889   Human Genome Sciences, Inc. (b)         1,638,525
  201,213   InterMune, Inc. (b)                     2,128,834
   73,848   OSI Pharmaceuticals, Inc. (b)           2,883,764
  116,776   Vertex Pharmaceuticals, Inc. (b)        3,547,655
                                                -------------
                                                   40,944,104
                                                -------------
            Life Sciences Tools &
               Services--29.9%
  662,027   Affymetrix, Inc. (b)                    1,979,461
   99,411   Illumina, Inc. (b)                      2,589,657
  102,431   Life Technologies Corp. (b)             2,387,667
   53,355   Millipore Corp. (b)                     2,748,849
  940,000   Nektar Therapeutics (b)                 5,226,399
  139,427   Sequenom, Inc. (b)                      2,766,232
                                                -------------
                                                   17,698,265
                                                -------------

            Total Investments--99.2%
            (Cost $73,452,552) (c)                 58,642,369
            Net Other Assets and
               Liabilities--0.8%                      454,506
                                                -------------
            Net Assets--100.0%                  $  59,096,875
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $78,280,844. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $762,712 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,401,187.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                  Investments
-------------------------------------------------------------
Level 1 - Quoted Prices - Investments             $58,642,369
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs                  --
                                            -----------------
Total                                             $58,642,369
                                            =================


                       See Notes to Financial Statements.               Page 53

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.1%
            Capital Markets--5.3%
   86,509   E*TRADE Financial Corp. (b)         $      99,485
   47,292   TD Ameritrade Holding Corp. (b)           673,911
                                                -------------
                                                      773,396
                                                -------------
            Communications Equipment--10.6%
   84,153   Juniper Networks, Inc. (b)              1,473,519
   53,091   Sonus Networks, Inc. (b)                   83,884
                                                -------------
                                                    1,557,403
                                                -------------
            Health Care Technology--2.0%
   11,616   Allscripts-Misys Healthcare
               Solutions, Inc.                        115,231
   17,611   HLTH Corp. (b)                            184,211
                                                -------------
                                                      299,442
                                                -------------
            Internet & Catalog Retail--18.7%
   28,605   Amazon.com, Inc. (b)                    1,466,865
   40,880   Expedia, Inc. (b)                         336,851
    9,052   NetFlix, Inc. (b)                         270,564
    3,111   Overstock.com, Inc. (b)                    33,537
    7,948   Priceline.com, Inc. (b)                   585,370
    7,872   Ticketmaster Entertainment, Inc. (b)       50,538
                                                -------------
                                                    2,743,725
                                                -------------
            Internet Software & Services--46.9%
   33,072   Akamai Technologies, Inc. (b)             499,056
   16,838   Ariba, Inc. (b)                           121,402
   25,007   Art Technology Group, Inc. (b)             48,264
    7,248   DealerTrack Holdings, Inc. (b)             86,179
    7,269   Digital River, Inc. (b)                   180,271
   21,218   EarthLink, Inc. (b)                       143,434
   99,239   eBay, Inc. (b)                          1,385,376
    4,628   Google, Inc., Class A (b)               1,423,803
   12,720   IAC/InterActiveCorp (b)                   200,086
    9,873   Internap Network Services Corp. (b)        24,683
    8,871   Interwoven, Inc. (b)                      111,775
    8,578   j2 Global Communications, Inc. (b)        171,903
    9,035   ModusLink Global Solutions, Inc. (b)       26,111
   17,547   RealNetworks, Inc. (b)                     61,941
   10,490   SonicWALL, Inc. (b)                        41,750
   15,906   United Online, Inc.                        96,549
   16,957   ValueClick, Inc. (b)                      115,986
   34,677   VeriSign, Inc. (b)                        661,637
    8,776   Websense, Inc. (b)                        131,377
  112,684   Yahoo!, Inc. (b)                        1,374,745
                                                -------------
                                                    6,906,328
                                                -------------
            IT Services--1.6%
   13,606   CyberSource Corp. (b)                     163,136
   16,210   Sapient Corp. (b)                          71,972
                                                -------------
                                                      235,108
                                                -------------
            Professional Services--1.9%
   23,404   Monster Worldwide, Inc. (b)               282,954
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Software--13.1%
   33,769   Check Point Software Technologies
               Ltd. (b)                         $     641,274
    9,669   Concur Technologies, Inc. (b)             317,337
   11,853   Quest Software, Inc. (b)                  149,229
   19,748   Salesforce.com, Inc. (b)                  632,133
   35,171   TIBCO Software, Inc. (b)                  182,537
                                                -------------
                                                    1,922,510
                                                -------------

            Total Common Stocks--100.1%
            (Cost $27,829,538)                     14,720,866

            Money Market Funds--0.3%
   49,049   Morgan Stanley Institutional Treasury
               Money Market Fund--0.06% (c)
            (Cost $49,049)                             49,049
                                                -------------

            Total Investments--100.4%
            (Cost $27,878,587) (d)                 14,769,915
            Net Other Assets and
               Liabilities--(0.4)%                    (61,430)
                                                -------------
            Net Assets--100.0%                  $  14,708,485
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at December 31, 2008.
(d) Aggregate cost for federal income tax purposes is $28,802,290. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,548 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,045,923.


-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                  Investments
-------------------------------------------------------------
Level 1 - Quoted Prices - Investments            $14,769,915
Level 2 - Other Significant Observable Inputs             --
Level 3 - Significant Unobservable Inputs                 --
                                            ----------------
Total                                            $14,769,915
                                            ================


Page 54                See Notes to Financial Statements.

FIRST TRUST DB STRATEGIC VALUE INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.9%
            Biotechnology--2.5%
   18,588   Biogen Idec, Inc. (b)               $     885,346
                                                -------------
            Communications Equipment--2.5%
   92,942   Corning, Inc.                             885,737
                                                -------------
            Computers & Peripherals--4.4%
   75,476   Dell, Inc. (b)                            772,874
   75,256   EMC Corp. (b)                             787,931
                                                -------------
                                                    1,560,805
                                                -------------
            Energy Equipment &
               Services--10.0%
   29,790   Baker Hughes, Inc.                        955,365
   56,251   Halliburton Co.                         1,022,644
   37,070   Noble Corp.                               818,876
   16,155   Transocean Ltd. (b)                       763,324
                                                -------------
                                                    3,560,209
                                                -------------
            Health Care Equipment &
               Supplies--2.4%
   20,888   Zimmer Holdings, Inc. (b)                 844,293
                                                -------------
            Health Care Providers &
               Services--2.5%
   23,482   McKesson Corp.                            909,458
                                                -------------
            Hotels, Restaurants &
               Leisure--2.5%
   36,771   Carnival Corp.                            894,271
                                                -------------
            Internet Software &
               Services--4.6%
   57,846   eBay, Inc. (b)                            807,530
   70,148   Yahoo!, Inc. (b)                          855,806
                                                -------------
                                                    1,663,336
                                                -------------
            Machinery--7.4%
   18,642   Eaton Corp.                               926,694
   24,398   Illinois Tool Works, Inc.                 855,150
   20,670   Parker Hannifin Corp.                     879,302
                                                -------------
                                                    2,661,146
                                                -------------
            Media--5.3%
   98,869   News Corp., Class A                       898,719
   52,983   Viacom, Inc., Class B (b)               1,009,856
                                                -------------
                                                    1,908,575
                                                -------------
            Metals & Mining--6.0%
   44,268   Freeport-McMoRan Copper &
               Gold, Inc.                           1,081,910
   22,919   Nucor Corp.                             1,058,858
                                                -------------
                                                    2,140,768
                                                -------------
            Oil, Gas & Consumable
               Fuels--23.1%
   23,225   Anadarko Petroleum Corp.                  895,324
   11,834   Apache Corp.                              881,988
   10,802   Chevron Corp.                             799,024
   16,749   ConocoPhillips                            867,598



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Oil, Gas & Consumable
               Fuels (Continued)
   12,495   Devon Energy Corp.                  $     821,046
   19,568   Hess Corp.                              1,049,627
   35,936   Marathon Oil Corp.                        983,209
   18,791   Noble Energy, Inc.                        924,893
   17,745   Occidental Petroleum Corp.              1,064,522
                                                -------------
                                                    8,287,231
                                                -------------
            Pharmaceuticals--14.8%
   37,446   Bristol-Myers Squibb Co.                  870,620
   22,872   Eli Lilly & Co.                           921,055
   33,454   Forest Laboratories, Inc. (b)             852,073
   31,005   Merck & Co., Inc.                         942,552
   47,642   Pfizer, Inc.                              843,740
   23,056   Wyeth                                     864,831
                                                -------------
                                                    5,294,871
                                                -------------
            Semiconductors & Semiconductor
               Equipment--9.7%
   81,422   Applied Materials, Inc.                   824,805
   53,643   Broadcom Corp., Class A (b)               910,322
   60,700   Intel Corp.                               889,862
   53,568   Texas Instruments, Inc.                   831,375
                                                -------------
                                                    3,456,364
                                                -------------
            Software--2.2%
   40,562   Microsoft Corp.                           788,525
                                                -------------

            Total Investments--99.9%
            (Cost $45,796,478) (c)                 35,740,935
            Net Other Assets and
               Liabilities--0.1%                       21,535
                                                -------------
            Net Assets--100.0%                  $  35,762,470
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $46,881,248. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $638,720 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,779,033.


-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $35,740,935
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $35,740,935
                                            ===============


                       See Notes to Financial Statements.               Page 55

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Aerospace & Defense--3.1%
      532   Esterline Technologies Corp. (b)    $      20,157
      891   Lockheed Martin Corp.                      74,915
    1,655   Raytheon Co.                               84,472
                                                -------------
                                                      179,544
                                                -------------
            Air Freight & Logistics--0.3%
      705   Forward Air Corp.                          17,110
                                                -------------
            Airlines--0.9%
    6,319   Southwest Airlines Co.                     54,470
                                                -------------
            Auto Components--1.0%
    3,110   Johnson Controls, Inc.                     56,478
                                                -------------
            Automobiles--1.1%
    3,070   Honda Motor Co., Ltd., ADR                 65,514
                                                -------------
            Biotechnology--2.0%
    1,267   Genzyme Corp. (b)                          84,091
      785   OSI Pharmaceuticals, Inc. (b)              30,654
                                                -------------
                                                      114,745
                                                -------------
            Building Products--0.3%
    1,309   Gibraltar Industries, Inc.                 15,629
                                                -------------
            Capital Markets--1.0%
      955   Franklin Resources, Inc.                   60,910
                                                -------------
            Chemicals--1.1%
      742   CF Industries Holding, Inc.                36,477
      396   NewMarket Corp.                            13,824
      881   Terra Industries, Inc.                     14,686
                                                -------------
                                                       64,987
                                                -------------
            Commercial Banks--0.4%
      484   City National Corp.                        23,571
                                                -------------
            Communications Equipment--1.4%
      703   Black Box Corp.                            18,362
    1,787   QUALCOMM, Inc.                             64,029
                                                -------------
                                                       82,391
                                                -------------
            Computers & Peripherals--1.4%
    3,994   Dell, Inc. (b)                             40,899
    2,122   QLogic Corp. (b)                           28,520
      740   Synaptics, Inc. (b)                        12,254
                                                -------------
                                                       81,673
                                                -------------
            Construction & Engineering--1.0%
    1,276   EMCOR Group, Inc. (b)                      28,621
      343   Insituform Technologies, Inc.,
               Class A (b)                              6,754
    1,134   Quanta Services, Inc. (b)                  22,453
                                                -------------
                                                       57,828
                                                -------------
            Containers & Packaging--0.3%
      477   Rock-Tenn Co., Class A                     16,304
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Diversified Consumer
               Services--0.7%
      461   ITT Educational Services, Inc. (b)  $      43,786
                                                -------------
            Diversified Telecommunication
               Services--0.6%
      628   Alaska Communications Systems
               Group, Inc.                              5,891
    1,064   CenturyTel, Inc.                           29,079
                                                -------------
                                                       34,970
                                                -------------
            Electric Utilities--4.3%
    5,492   Duke Energy Corp.                          82,435
    1,059   El Paso Electric Co. (b)                   19,157
    1,152   Pinnacle West Capital Corp.                37,014
    1,071   Portland General Electric Co.              20,852
    2,264   Progress Energy, Inc.                      90,221
                                                -------------
                                                      249,679
                                                -------------
            Electrical Equipment--1.2%
      630   A.O. Smith Corp.                           18,598
    1,006   Brady Corp., Class A                       24,093
      576   II-VI, Inc. (b)                            10,996
      833   Woodward Governor Co.                      19,176
                                                -------------
                                                       72,863
                                                -------------
            Electronic Equipment,
            Instruments &Components--1.8%
    4,766   Celestica, Inc. (b)                        21,971
    3,128   Ingram Micro, Inc., Class A (b)            41,884
    2,185   Jabil Circuit, Inc.                        14,749
    1,274   L-1 Identity Solutions, Inc. (b)            8,587
      630   MTS Systems Corp.                          16,783
                                                -------------
                                                      103,974
                                                -------------
            Energy Equipment &
               Services--1.3%
    1,293   Baker Hughes, Inc.                         41,467
      514   CARBO Ceramics, Inc.                       18,262
    1,551   RPC, Inc.                                  15,138
                                                -------------
                                                       74,867
                                                -------------
            Food & Staples Retailing--2.6%
    1,101   BJ's Wholesale Club, Inc. (b)              37,720
    3,430   Kroger (The) Co.                           90,586
    1,118   Spartan Stores, Inc.                       25,994
                                                -------------
                                                      154,300
                                                -------------
            Food Products--2.4%
    2,076   Cadbury PLC, ADR                           74,050
      624   Cal-Maine Foods, Inc.                      17,909
      742   Lancaster Colony Corp.                     25,451
      911   TreeHouse Foods, Inc. (b)                  24,816
                                                -------------
                                                      142,226
                                                -------------
            Health Care Equipment &
               Supplies--1.5%
      570   Alcon, Inc.                                50,838


Page 56                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Health Care Equipment &
               Supplies (Continued)
      835   Conmed Corp. (b)                    $      19,990
      972   Cyberonics, Inc. (b)                       16,106
                                                -------------
                                                       86,934
                                                -------------
            Health Care Providers &
               Services--1.2%
      413   Amedisys, Inc. (b)                         17,073
      786   LifePoint Hospitals, Inc. (b)              17,952
    1,200   Lincare Holdings, Inc. (b)                 32,317
                                                -------------
                                                       67,342
                                                -------------
            Hotels, Restaurants &
               Leisure--1.5%
      889   Bob Evans Farms, Inc.                      18,162
      703   CEC Entertainment, Inc. (b)                17,048
      859   McDonald's Corp.                           53,421
                                                -------------
                                                       88,631
                                                -------------
            Household Durables--2.1%
    1,225   Helen of Troy Ltd. (b)                     21,266
      344   National Presto Industries, Inc.           26,488
    4,739   Panasonic Corp., ADR                       58,953
    1,941   Tempur-Pedic International, Inc.           13,762
                                                -------------
                                                      120,469
                                                -------------
            Household Products--1.6%
    1,697   Clorox (The) Co.                           94,285
                                                -------------
            Industrial Conglomerates--1.3%
    1,359   3M Co.                                     78,197
                                                -------------
            Insurance--9.2%
    2,071   Chubb (The) Corp.                         105,620
      710   Hanover Insurance Group, Inc.              30,509
    1,496   Hartford Financial Services Group
               (The), Inc.                             24,564
    1,986   Lincoln National Corp.                     37,416
    2,295   Loews Corp.                                64,834
    2,545   MBIA, Inc. (b)                             10,358
    1,952   Nationwide Financial Services, Inc.,
               Class A                                101,914
      386   Odyssey Re Holdings Corp.                  19,999
    1,323   Prudential Financial, Inc.                 40,034
      460   RLI Corp.                                  28,134
    4,124   Unum Group                                 76,706
                                                -------------
                                                      540,088
                                                -------------
            Internet & Catalog Retail--0.7%
    1,286   NetFlix, Inc. (b)                          38,439
                                                -------------
            Internet Software & Services--0.4%
    1,756   Interwoven, Inc. (b)                       22,126
                                                -------------
            IT Services--2.7%
    2,392   Accenture Ltd., Class A                    78,434
      858   Computer Sciences Corp. (b)                30,150



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            IT Services (Continued)
      623   DST Systems, Inc. (b)               $      23,662
    1,509   Gartner, Inc. (b)                          26,905
                                                -------------
                                                      159,151
                                                -------------
            Leisure Equipment & Products--0.8%
      979   Hasbro, Inc.                               28,557
    1,132   Pool Corp.                                 20,342
                                                -------------
                                                       48,899
                                                -------------
            Life Sciences Tools & Services--1.5%
    1,584   Albany Molecular Research, Inc. (b)        15,428
    1,354   PerkinElmer, Inc.                          18,834
    1,637   Thermo Fisher Scientific, Inc. (b)         55,773
                                                -------------
                                                       90,035
                                                -------------
            Machinery--1.4%
      612   Gorman-Rupp (The) Co.                      19,045
    4,345   Mueller Water Products Inc., Class A       36,499
    1,102   Pentair, Inc.                              26,084
                                                -------------
                                                       81,628
                                                -------------
            Media--4.4%
    3,530   DIRECTV Group (The), Inc. (b)              80,872
    1,280   DreamWorks Animation SKG, Inc.,
               Class A (b)                             32,333
    2,264   McGraw-Hill (The) Cos., Inc.               52,502
    3,075   Thomson (The) Corp.                        89,636
                                                -------------
                                                      255,343
                                                -------------
            Metals & Mining--0.3%
      808   AMCOL International Corp.                  16,928
                                                -------------
            Multiline Retail--1.7%
    1,212   Big Lots, Inc. (b)                         17,562
      989   Dollar Tree, Inc. (b)                      41,340
    1,603   Family Dollar Stores, Inc.                 41,790
                                                -------------
                                                      100,692
                                                -------------
            Multi-Utilities--4.4%
      727   CH Energy Group, Inc.                      37,361
    2,406   Consolidated Edison, Inc.                  93,665
      788   Integrys Energy Group, Inc.                33,868
    4,861   Xcel Energy, Inc.                          90,172
                                                -------------
                                                      255,066
                                                -------------
            Oil, Gas & Consumable Fuels--2.8%
    1,234   ConocoPhillips                             63,921
    1,268   Exxon Mobil Corp.                         101,225
                                                -------------
                                                      165,146
                                                -------------
            Paper & Forest Products--0.3%
    1,794   Glatfelter                                 16,684
                                                -------------
            Personal Products--0.3%
      878   Herbalife Ltd.                             19,035
                                                -------------


                       See Notes to Financial Statements.               Page 57

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Pharmaceuticals--6.2%
    2,058   Eli Lilly & Co.                     $      82,876
    2,061   GlaxoSmithKline PLC, ADR                   76,813
    1,395   Johnson & Johnson                          83,463
    2,729   Sanofi-Aventis, ADR                        87,764
    1,223   Watson Pharmaceuticals, Inc. (b)           32,495
                                                -------------
                                                      363,411
                                                -------------
            Professional Services--1.2%
      405   Dun & Bradstreet (The) Corp.               31,265
    1,358   Kelly Services, Inc., Class A              17,668
    1,155   Resources Connection, Inc. (b)             18,919
                                                -------------
                                                       67,852
                                                -------------
            Road & Rail--0.8%
    1,000   J.B.Hunt Transport Services, Inc.          26,270
    1,114   Kansas City Southern (b)                   21,222
                                                -------------
                                                       47,492
                                                -------------
            Semiconductors & Semiconductor
               Equipment--3.6%
    9,419   Atmel Corp. (b)                            29,481
    2,420   Integrated Device Technology, Inc. (b)     13,576
    4,121   Intel Corp.                                60,414
    2,987   Linear Technology Corp.                    66,073
    6,421   Marvell Technology Group Ltd. (b)          42,828
                                                -------------
                                                      212,372
                                                -------------
            Software--4.9%
    3,410   Compuware Corp. (b)                        23,018
    1,102   Fair Isaac Corp.                           18,580
    3,549   Microsoft Corp.                            68,992
    1,967   Parametric Technology Corp. (b)            24,883
    1,729   SAP AG, ADR                                62,623
    1,105   Sybase, Inc. (b)                           27,371
    4,542   Symantec Corp. (b)                         61,407
                                                -------------
                                                      286,874
                                                -------------
            Specialty Retail--9.4%
      906   Advance Auto Parts, Inc.                   30,487
    1,161   Aeropostale, Inc. (b)                      18,692
      722   AutoZone, Inc. (b)                        100,697
    5,190   Bed Bath & Beyond, Inc. (b)               131,929
      885   Buckle (The), Inc.                         19,311
    2,578   Foot Locker, Inc.                          18,923
      689   Gymboree (The) Corp. (b)                   17,976
    1,168   Hibbett Sports, Inc. (b)                   18,349
    1,061   Jo-Ann Stores, Inc. (b)                    16,435
    1,680   RadioShack Corp.                           20,059
    1,009   Ross Stores, Inc.                          29,998
      695   Sherwin-Williams (The) Co.                 41,526
    2,708   TJX (The) Cos., Inc.                       55,704
      637   Tractor Supply Co. (b)                     23,021
    1,104   Zale Corp. (b)                              3,676
                                                -------------
                                                      546,783
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Textiles, Apparel & Luxury
               Goods--2.2%
    1,597   Nike, Inc., Class B                 $      81,447
      561   Polo Ralph Lauren Corp.                    25,475
      962   Wolverine World Wide, Inc.                 20,240
                                                -------------
                                                      127,162
                                                -------------
            Thrifts & Mortgage Finance--0.3%
    1,137   Washington Federal, Inc.                   17,010
                                                -------------
            Trading Companies &
               Distributors--1.1%
      860   GATX Corp.                                 26,634
      445   W.W. Grainger, Inc.                        35,084
                                                -------------
                                                       61,718
                                                -------------

            Total Common Stocks--100.0%
            (Cost $7,966,233)                       5,843,611

            Money Market Fund--0.8%
   46,450   Morgan Stanley Institutional Treasury
               Money Market Fund -- 0.06% (c)
            (Cost $46,450)                             46,450
                                                -------------

            Total Investments--100.8%
            (Cost $8,012,683) (d)                   5,890,061
            Net Other Assets and
               Liabilities--(0.8)%                    (49,374)
                                                -------------
            Net Assets--100.0%                  $   5,840,687
                                                =============

(a)  All percentages shown in Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at December 31, 2008.
(d) Aggregate cost for federal income tax purposes is $8,050,885. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $99,220 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,260,044.
ADR - American Depositary Receipt.


-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $ 5,890,061
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $ 5,890,061
                                            ===============


Page 58                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.9%
            Aerospace & Defense--2.1%
   19,124   Boeing (The) Co.                    $     816,021
   24,651   Honeywell International, Inc.             809,292
   18,224   Northrop Grumman Corp.                    820,809
                                                -------------
                                                    2,446,122
                                                -------------
            Air Freight & Logistics--0.7%
   14,785   United Parcel Service, Inc., Class B      815,541
                                                -------------
            Auto Components--0.7%
   38,267   Autoliv, Inc.                             821,210
                                                -------------
            Automobiles--1.4%
   38,398   Honda Motor Co., Ltd., ADR                819,413
   12,917   Toyota Motor Corp., ADR                   845,289
                                                -------------
                                                    1,664,702
                                                -------------
            Beverages--1.4%
   17,608   Coca-Cola (The) Co.                       797,114
   14,630   PepsiCo, Inc.                             801,285
                                                -------------
                                                    1,598,399
                                                -------------
            Capital Markets--1.4%
   30,444   Bank of New York Mellon (The)             862,478
   47,631   Federated Investors, Inc., Class B        807,822
                                                -------------
                                                    1,670,300
                                                -------------
            Chemicals--3.4%
   17,054   Air Products and Chemicals, Inc.          857,305
   40,019   Dow Chemical (The) Co.                    603,887
   31,468   E.I. du Pont de Nemours & Co.             796,140
   27,700   International Flavors & Fragrances,
               Inc.                                   823,244
   19,803   PPG Industries, Inc.                      840,241
                                                -------------
                                                    3,920,817
                                                -------------
            Commercial Banks--8.0%
   18,895   Bank of Hawaii Corp.                      853,487
   32,469   Bank of Montreal                          834,129
   32,469   Bank of Nova Scotia                       883,157
   17,712   City National Corp.                       862,574
   16,434   Cullen/Frost Bankers, Inc.                832,875
   14,233   M&T Bank Corp.                            817,117
   28,257   Royal Bank of Canada                      838,103
   23,383   Toronto-Dominion Bank (The)               838,748
   33,364   U.S. Bancorp                              834,434
   28,680   Wells Fargo & Co.                         845,486
   34,904   Wilmington Trust Corp.                    776,265
                                                -------------
                                                    9,216,375
                                                -------------
            Commercial Services & Supplies--2.9%
   24,567   Avery Dennison Corp.                      804,078
   32,536   Pitney Bowes, Inc.                        829,017
   33,578   Republic Services, Inc.                   832,399
   24,972   Waste Management, Inc.                    827,572
                                                -------------
                                                    3,293,066
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Communications Equipment--0.7%
   51,364   Nokia Oyj, ADR                      $     801,278
                                                -------------
            Consumer Finance--0.7%
   42,692   American Express Co.                      791,937
                                                -------------
            Containers & Packaging--1.3%
   31,632   Bemis Co., Inc.                           749,046
   32,739   Sonoco Products Co.                       758,235
                                                -------------
                                                    1,507,281
                                                -------------
            Distributors--0.7%
   21,676   Genuine Parts Co.                         820,653
                                                -------------
            Diversified Financial
               Services--0.7%
   58,122   Bank of America Corp.                     818,358
                                                -------------
            Diversified Telecommunication
               Services--2.8%
   27,955   AT&T, Inc.                                796,718
   30,293   CenturyTel, Inc.                          827,907
   11,836   Telefonica SA, ADR                        797,628
   23,531   Verizon Communications, Inc.              797,701
                                                -------------
                                                    3,219,954
                                                -------------
            Electric Utilities--7.7%
   52,991   Duke Energy Corp.                         795,395
    9,592   Entergy Corp.                             797,383
   15,297   Exelon Corp.                              850,665
   16,019   FirstEnergy Corp.                         778,203
   15,440   FPL Group, Inc.                           777,095
   35,777   Hawaiian Electric Industries, Inc.        792,103
   25,607   Pinnacle West Capital Corp.               822,753
   43,327   Portland General Electric Co.             843,577
   20,159   Progress Energy, Inc.                     803,336
   21,771   Southern Co.                              805,527
   40,766   Westar Energy, Inc.                       836,111
                                                -------------
                                                    8,902,148
                                                -------------
            Electrical Equipment--2.1%
   28,462   Cooper Industries Ltd., Class A           831,944
   22,813   Emerson Electric Co.                      835,184
   24,706   Hubbell, Inc., Class B                    807,392
                                                -------------
                                                    2,474,520
                                                -------------
            Food & Staples Retailing--0.7%
   34,087   Sysco Corp.                               781,956
                                                -------------
            Food Products--7.0%
   28,288   Campbell Soup Co.                         848,923
   48,422   ConAgra Foods, Inc.                       798,963
   20,931   H.J. Heinz Co.                            787,006
   22,423   Hershey (The) Co.                         778,975
   19,143   J.M. Smucker (The) Co.                    830,040
   18,621   Kellogg Co.                               816,531
   29,278   Kraft Foods, Inc., Class A                786,114
   25,156   McCormick & Co., Inc.                     801,470
   82,001   Sara Lee Corp.                            802,790


                       See Notes to Financial Statements.               Page 59

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Food Products (Continued)
   34,295   Unilever PLC, ADR                   $     789,471
                                                -------------
                                                    8,040,283
                                                -------------
            Gas Utilities--6.4%
   26,748   AGL Resources, Inc.                       838,550
   33,266   Atmos Energy Corp.                        788,404
   26,523   National Fuel Gas Co.                     830,966
   21,236   New Jersey Resources Corp.                835,637
   17,480   Northwest Natural Gas Co.                 773,140
   25,229   Piedmont Natural Gas Co.                  799,002
   20,943   South Jersey Industries, Inc.             834,579
   33,308   UGI Corp.                                 813,381
   25,213   WGL Holdings, Inc.                        824,213
                                                -------------
                                                    7,337,872
                                                -------------
            Hotels, Restaurants & Leisure--0.7%
   12,807   McDonald's Corp.                          796,467
                                                -------------
            Household Durables--2.9%
   19,984   Fortune Brands, Inc.                      824,940
   68,144   Panasonic Corp., ADR                      847,711
   21,277   Snap-On, Inc.                             837,888
   24,815   Stanley Works (The)                       846,192
                                                -------------
                                                    3,356,731
                                                -------------
            Household Products--1.4%
   14,382   Clorox (The) Co.                          799,064
   14,996   Kimberly-Clark Corp.                      790,889
                                                -------------
                                                    1,589,953
                                                -------------
            Industrial Conglomerates--2.7%
   13,951   3M Co.                                    802,741
   39,280   Carlisle Cos., Inc.                       813,095
   48,935   General Electric Co.                      792,747
   51,264   Textron, Inc.                             711,032
                                                -------------
                                                    3,119,615
                                                -------------
            Insurance--5.1%
   26,514   Allstate (The) Corp.                      868,599
   31,864   Arthur J. Gallagher & Co.                 825,596
   27,154   Cincinnati Financial Corp.                789,367
   21,462   Erie Indemnity Co., Class A               807,615
   47,689   Lincoln National Corp.                    898,460
   48,723   Manulife Financial Corp.                  829,753
   17,938   Mercury General Corp.                     824,969
                                                -------------
                                                    5,844,359
                                                -------------
            IT Services--1.4%
   20,815   Automatic Data Processing, Inc.           818,862
   30,671   Paychex, Inc.                             806,034
                                                -------------
                                                    1,624,896
                                                -------------
            Machinery--4.4%
   18,822   Caterpillar, Inc.                         840,779
   25,590   Dover Corp.                               842,423



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Machinery (Continued)
   17,436   Eaton Corp.                         $     866,743
   35,761   Graco, Inc.                               848,609
   23,665   Illinois Tool Works, Inc.                 829,458
   49,027   Ingersoll-Rand Co., Ltd., Class A         850,618
                                                -------------
                                                    5,078,630
                                                -------------
            Media--2.8%
  103,472   Gannett Co., Inc.                         827,776
   33,592   Interactive Data Corp.                    828,379
   32,917   McGraw-Hill (The) Cos., Inc.              763,345
   28,055   Thomson (The) Corp.                       817,803
                                                -------------
                                                    3,237,303
                                                -------------
            Multi-Utilities--9.0%
   28,369   Alliant Energy Corp.                      827,807
   24,159   Ameren Corp.                              803,528
   20,164   Consolidated Edison, Inc.                 784,985
   22,670   Dominion Resources, Inc.                  812,493
   18,949   Integrys Energy Group, Inc.               814,428
   21,856   NSTAR                                     797,525
   31,456   OGE Energy Corp.                          810,936
   20,159   PG&E Corp.                                780,355
   22,907   SCANA Corp.                               815,489
   19,441   Sempra Energy                             828,771
   31,494   Vectren Corp.                             787,665
   18,895   Wisconsin Energy Corp.                    793,212
   42,576   Xcel Energy, Inc.                         789,785
                                                -------------
                                                   10,446,979
                                                -------------
            Office Electronics--0.7%
   25,860   CANON, Inc., ADR                          812,004
                                                -------------
            Oil, Gas & Consumable
               Fuels--4.2%
   17,514   BP PLC, ADR                               818,604
   11,333   Chevron Corp.                             838,302
   15,877   ConocoPhillips                            822,429
   15,033   Royal Dutch Shell PLC, ADR                795,847
   14,579   Total S.A., ADR                           806,219
   29,256   TransCanada Corp.                         794,008
                                                -------------
                                                    4,875,409
                                                -------------
            Pharmaceuticals--4.9%
   34,295   Bristol-Myers Squibb Co.                  797,359
   21,060   Eli Lilly & Co.                           848,086
   21,862   GlaxoSmithKline PLC, ADR                  814,797
   13,345   Johnson & Johnson                         798,431
   45,773   Pfizer, Inc.                              810,640
   24,332   Sanofi-Aventis, ADR                       782,517
   21,568   Wyeth                                     809,016
                                                -------------
                                                    5,660,846
                                                -------------
            Real Estate Investment Trusts--2.8%
   23,397   Plum Creek Timber Co., Inc.               812,812
   15,123   Simon Property Group, Inc.                803,485
   27,381   Washington Real Estate Investment
               Trust                                  774,882


Page 60                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Real Estate Investment Trusts
               (Continued)
   38,873   Weingarten Realty Investors         $     804,282
                                                -------------
                                                    3,195,461
                                                -------------
            Semiconductors & Semiconductor
               Equipment--1.4%
   54,839   Intel Corp.                               803,939
   36,172   Linear Technology Corp.                   800,125
                                                -------------
                                                    1,604,064
                                                -------------
            Specialty Retail--0.7%
   33,139   Home Depot (The), Inc.                    762,860
                                                -------------
            Textiles, Apparel & Luxury
               Goods--0.7%
   14,665   VF Corp.                                  803,202
                                                -------------
            Thrifts & Mortgage Finance--1.3%
   17,748   Capitol Federal Financial                 809,309
   48,363   Washington Federal, Inc.                  723,510
                                                -------------
                                                    1,532,819
                                                -------------

            Total Investments--99.9%
            (Cost $134,966,856) (b)               115,284,370
            Net Other Assets and
               Liabilities--0.1%                      118,417
                                               --------------
            Net Assets--100.0%                 $  115,402,787
                                               ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Aggregate cost for federal income tax purposes is $143,731,988. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,366,709 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $29,814,327.
ADR - American Depositary Receipt.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments          $115,284,370
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                          $115,284,370
                                            ===============


                       See Notes to Financial Statements.               Page 61

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (b)--100.0%
            Air Freight & Logistics--3.4%
    2,279   C.H. Robinson Worldwide, Inc.       $     125,414
    3,682   Expeditors International of
               Washington, Inc.                       122,500
                                                -------------
                                                      247,914
                                                -------------
            Airlines--1.6%
    3,948   Ryanair Holdings PLC, ADR (c)             114,808
                                                -------------
            Beverages--1.7%
    3,584   Hansen Natural Corp. (c)                  120,172
                                                -------------
            Biotechnology--11.5%
    2,041   Amgen, Inc. (c)                           117,868
    2,524   Biogen Idec, Inc. (c)                     120,218
    2,159   Celgene Corp. (c)                         119,350
    1,523   Cephalon, Inc. (c)                        117,332
    1,730   Genzyme Corp. (c)                         114,820
    2,377   Gilead Sciences, Inc. (c)                 121,559
    3,958   Vertex Pharmaceuticals, Inc. (c)          120,243
                                                -------------
                                                      831,390
                                                -------------
            Chemicals--1.7%
    2,913   Sigma-Aldrich Corp.                       123,045
                                                -------------
            Commercial Services &
               Supplies--3.3%
    5,274   Cintas Corp.                              122,515
    2,232   Stericycle, Inc. (c)                      116,243
                                                -------------
                                                      238,758
                                                -------------
            Construction & Engineering--1.6%
    4,955   Foster Wheeler Ltd. (c)                   115,848
                                                -------------
            Diversified Consumer
               Services--1.6%
    1,560   Apollo Group, Inc., Class A (c)           119,527
                                                -------------
            Electrical Equipment--1.6%
      839   First Solar, Inc. (c)                     115,748
                                                -------------
            Electronic Equipment,
               Instruments &Components--3.5%
   47,397   Flextronics International Ltd. (c)        121,336
    4,379   FLIR Systems, Inc. (c)                    134,348
                                                -------------
                                                      255,684
                                                -------------
            Food & Staples Retailing--1.6%
    2,194   Costco Wholesale Corp.                    115,185
                                                -------------
            Health Care Equipment &
               Supplies--5.0%
    4,362   DENTSPLY International, Inc.              123,182
    9,071   Hologic, Inc. (c)                         118,558
      940   Intuitive Surgical, Inc. (c)              119,371
                                                -------------
                                                      361,111
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Health Care Providers &
               Services--4.8%
    1,923   Express Scripts, Inc. (c)           $     105,727
    3,391   Henry Schein, Inc. (c)                    124,416
    6,415   Patterson Cos., Inc. (c)                  120,281
                                                -------------
                                                      350,424
                                                -------------
            Hotels, Restaurants &
               Leisure--3.2%
   11,946   Starbucks Corp. (c)                       113,009
    2,742   Wynn Resorts Ltd. (c)                     115,877
                                                -------------
                                                      228,886
                                                -------------
            Household Durables--1.6%
    6,068   Garmin Ltd.                               116,324
                                                -------------
            Internet & Catalog Retail--4.9%
    2,289   Amazon.com, Inc. (c)                      117,380
   14,480   Expedia, Inc. (c)                         119,315
   38,069   Liberty Media Corp. - Interactive,
               Class A (c)                            118,775
                                                -------------
                                                      355,470
                                                -------------
            Internet Software & Services--1.6%
    8,168   eBay, Inc. (c)                            114,025
                                                -------------
            IT Services--5.0%
    3,139   Automatic Data Processing, Inc.           123,489
    3,239   Fiserv, Inc. (c)                          117,802
    4,496   Paychex, Inc.                             118,155
                                                -------------
                                                      359,446
                                                -------------
            Life Sciences Tools &
               Services--5.1%
    4,705   Illumina, Inc. (c)                        122,565
    5,399   Life Technologies Corp. (c)               125,851
    4,111   Pharmaceutical Product
               Development, Inc.                      119,260
                                                -------------
                                                      367,676
                                                -------------
            Machinery--3.2%
    4,967   Joy Global, Inc.                          113,695
    4,164   PACCAR, Inc.                              119,090
                                                -------------
                                                      232,785
                                                -------------
            Media--8.2%
    7,488   Comcast Corp., Class A                    126,397
    5,386   DIRECTV Group (The), Inc. (c)             123,393
   10,062   DISH Network Corp., Class A (c)           111,588
   10,748   Focus Media Holding Ltd., ADR (c)          97,699
    8,435   Liberty Global, Inc., Class A (c)         134,286
                                                -------------
                                                      593,363
                                                -------------
            Metals & Mining--1.6%
   10,069   Steel Dynamics, Inc.                      112,571
                                                -------------
            Multiline Retail--1.6%
    3,015   Sears Holdings Corp. (c)                  117,193
                                                -------------


Page 62                See Notes to Financial Statements.

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (b) (Continued)
            Pharmaceuticals--3.3%
    2,711   Teva Pharmaceutical Industries
               Ltd., ADR                        $     115,407
    8,442   Warner Chilcott Ltd., Class A (c)         122,409
                                                -------------
                                                      237,816
                                                -------------
            Road & Rail--1.7%
    4,776   J.B. Hunt Transport Services, Inc.        125,466
                                                -------------
            Software--3.0%
   12,424   Activision Blizzard, Inc. (c)             107,343
    6,787   Electronic Arts, Inc. (c)                 108,864
                                                -------------
                                                      216,207
                                                -------------
            Specialty Retail--8.1%
    4,537   Bed Bath & Beyond, Inc. (c)               115,331
    3,918   O'Reilly Automotive, Inc. (c)             120,439
    4,041   Ross Stores, Inc.                         120,139
    6,450   Staples, Inc.                             115,584
    7,800   Urban Outfitters, Inc. (c)                116,844
                                                -------------
                                                      588,337
                                                -------------
            Trading Companies &
               Distributors--1.7%
    3,476   Fastenal Co.                              121,139
                                                -------------
            Wireless Telecommunication
               Services--3.3%
    2,643   Millicom International Cellular S.A.      118,697
    6,494   NII Holdings, Inc. (c)                    118,060
                                                -------------
                                                      236,757
                                                -------------

            Total Common Stocks--100.0%
            (Cost $8,906,856)                       7,233,075

            Money Market Funds--0.6%
   42,111   Morgan Stanley Institutional Treasury
               Money Market Fund--0.06% (d)
            (Cost $42,111)                             42,111
                                                -------------

            Total Investments--100.6%
            (Cost $8,948,967) (e)               $   7,275,186
            Net Others Assets and
               Liabilities--(0.6)%                    (43,223)
                                                -------------
            Net Assets--100.0%                  $   7,231,963
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.
(c)  Non-income producing security.
(d)  Represents annualized 7-day yield at December 31, 2008.
(e) Aggregate cost for federal income tax purposes is $9,294,397. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $124,418 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,143,629.
ADR - American Depositary Receipt.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $ 7,275,186
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $ 7,275,186
                                            ===============


                       See Notes to Financial Statements.               Page 63

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (d)

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.1%
            Aerospace & Defense--2.3%
   14,379   Ascent Solar Technologies, Inc. (b) $      54,065
   66,175   Hexcel Corp. (b)                          489,033
                                                -------------
                                                      543,098
                                                -------------
            Auto Components--0.3%
   56,379   Ballard Power Systems, Inc. (b)            63,708
                                                -------------
            Biotechnology--0.9%
   15,763   Metabolix, Inc. (b)                       200,505
                                                -------------
            Chemicals--1.2%
   63,964   Altair Nanotechnologies, Inc. (b)          78,036
   23,627   Zoltek Cos., Inc. (b)                     212,407
                                                -------------
                                                      290,443
                                                -------------
            Commercial Services &
               Supplies--0.4%
   13,907   EnerNOC, Inc. (b)                         103,468
                                                -------------
            Electrical Equipment--41.0%
   37,620   Advanced Battery Technologies,
               Inc. (b)                               100,069
   29,719   American Superconductor Corp. (b)         484,717
   31,757   Baldor Electric Co.                       566,862
   17,626   C&D Technologies, Inc. (b)                 55,169
   24,468   Canadian Solar, Inc. (b)                  158,063
  119,346   Capstone Turbine Corp. (b)                100,251
   39,608   China BAK Battery, Inc. (b)                64,165
   19,406   China Sunergy Co., Ltd.,  ADR (b)          76,654
   77,513   Ener1, Inc. (b)                           554,218
   31,386   Energy Conversion Devices, Inc. (b)       791,241
  113,225   Evergreen Solar, Inc. (b)                 361,188
   13,152   First Solar, Inc. (b)                   1,814,451
   47,241   FuelCell Energy, Inc. (b)                 183,295
   81,714   GrafTech International Ltd. (b)           679,860
   98,109   GT Solar International, Inc. (b)          283,535
   85,412   JA Solar Holdings Co., Ltd., ADR (b)      373,250
   18,125   Orion Energy Systems, Inc. (b)             98,056
   60,698   Plug Power, Inc. (b)                       61,912
   60,294   Power-One, Inc. (b)                        71,750
   22,286   Solarfun Power Holdings Co., Ltd.,
               ADR (b)                                111,653
   29,629   SunPower Corp., Class A (b)             1,096,274
   71,640   Suntech Power Holdings Co., Ltd.,
               ADR (b)                                838,188
   11,990   Ultralife Batteries, Inc. (b)             160,786
   82,500   Valence Technology, Inc. (b)              150,150
   20,532   Vicor Corp.                               135,717
   45,584   Yingli Green Energy Holding Co.,
               Ltd., ADR (b)                          278,062
                                                -------------
                                                    9,649,536
                                                -------------
            Electronic Equipment,
               Instruments &Components--11.2%
  104,745   AVX Corp.                                 831,675
   27,773   Echelon Corp. (b)                         226,350



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Electronic Equipment, Instruments
                &Components (Continued)
   23,346   Itron, Inc. (b)                     $   1,488,074
   14,998   Maxwell Technologies, Inc. (b)             76,040
                                                -------------
                                                    2,622,139
                                                -------------
            Health Care Equipment &
               Supplies--1.8%
   15,734   Greatbatch, Inc. (b)                      416,322
                                                -------------
            Independent Power Producers &
               Energy Traders--3.8%
   27,962   Ormat Technologies, Inc.                  891,149
                                                -------------
            Oil, Gas & Consumable
               Fuels--0.3%
   29,510   Aventine Renewable Energy
               Holdings, Inc. (b)                      19,182
   33,089   Gushan Enviromental Energy Ltd.,
               ADR                                     60,883
                                                -------------
                                                       80,065
                                                -------------
            Semiconductors & Semiconductor
               Equipment--36.9%
   31,458   Advanced Analogic Technologies,
               Inc. (b)                                95,003
   60,658   Cree, Inc. (b)                            962,642
   53,347   EMCORE Corp. (b)                           69,351
   85,245   Fairchild Semiconductor International,
               Inc. (b)                               416,848
   50,049   International Rectifier Corp. (b)         675,662
   21,356   IXYS Corp.                                176,401
   28,824   LDK Solar Co., Ltd., ADR (b)              378,171
   85,340   Linear Technology Corp.                 1,887,721
  110,568   MEMC Electronic Materials,
               Inc. (b)                             1,578,911
   55,669   Microsemi Corp. (b)                       703,656
   25,694   O2Micro International Ltd.,
               ADR (b)                                 50,360
  281,765   ON Semiconductor Corp. (b)                958,001
   20,134   Power Integrations, Inc.                  400,264
   21,990   Renesola Ltd., ADR (b)                     96,976
   14,613   Rubicon Technology, Inc. (b)               62,251
   16,263   Trina Solar Ltd., ADR (b)                 151,083
                                                -------------
                                                    8,663,301
                                                -------------

            Total Investments--100.1%
            (Cost $48,806,796) (c)                 23,523,734
            Net Other Assets and
               Liabilities--(0.1)%                    (19,417)
                                                -------------
            Net Assets--100.0%                  $  23,504,317
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.


Page 64                See Notes to Financial Statements.

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (d)

DECEMBER 31, 2008

(c) Aggregate cost for federal income tax purposes is $50,510,345. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $59,224 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $27,045,835.
(d) Formerly known as First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund. See Note 8 in Notes to Financial Statements for information on the Fund's name change.
ADR - American Depositary Receipt.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $23,523,734
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $23,523,734
                                            ===============


                       See Notes to Financial Statements.               Page 65

FIRST TRUST S&P REIT INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.2%
            Real Estate Investment Trusts--99.2%
    1,042   Acadia Realty Trust                 $      14,869
      253   Agree Realty Corp.                          4,587
       66   Alexander's, Inc.                          16,823
    1,038   Alexandria Real Estate Equities, Inc.      62,633
    3,172   AMB Property Corp.                         74,288
    1,362   American Campus Communities, Inc.          27,894
      207   American Land Lease, Inc.                   2,861
    3,261   Apartment Investment &
               Management Co.                          37,665
    2,987   Ashford Hospitality Trust                   3,435
      475   Associated Estates Realty Corp.             4,337
    2,484   AvalonBay Communities, Inc.               150,481
    2,587   BioMed Realty Trust, Inc.                  30,320
    3,890   Boston Properties, Inc.                   213,950
    2,839   Brandywine Realty Trust                    21,889
    1,646   BRE Properties, Inc.                       46,055
    1,715   Camden Property Trust                      53,748
    1,526   CapLease, Inc.                              2,640
    2,136   CBL & Associates Properties, Inc.          13,884
    1,433   Cedar Shopping Centers, Inc.               10,146
      480   Cogdell Spencer, Inc.                       4,493
    1,546   Colonial Properties Trust                  12,878
    1,661   Corporate Office Properties Trust          50,993
    1,406   Cousins Properties, Inc.                   19,473
    5,597   DCT Industrial Trust, Inc.                 28,321
    3,873   Developers Diversified Realty Corp.        18,900
    2,900   DiamondRock Hospitality Co.                14,703
    2,350   Digital Realty Trust, Inc.                 77,198
    3,921   Douglas Emmett, Inc.                       51,208
    4,745   Duke Realty Corp.                          52,005
      983   DuPont Fabros Technology, Inc.              2,035
      807   EastGroup Properties, Inc.                 28,713
      918   Education Realty Trust, Inc.                4,792
    1,059   Entertainment Properties Trust             31,558
      800   Equity Lifestyle Properties, Inc.          30,688
    1,062   Equity One, Inc.                           18,797
    8,760   Equity Residential                        261,223
      863   Essex Property Trust, Inc.                 66,235
    2,753   Extra Space Storage, Inc.                  28,411
    1,899   Federal Realty Investment Trust           117,890
    2,042   FelCor Lodging Trust, Inc.                  3,757
    1,426   First Industrial Realty Trust, Inc.        10,766
      881   First Potomac Realty Trust                  8,193
    1,906   Franklin Street Properties Corp.           28,114
    7,344   General Growth Properties, Inc.             9,474
      559   Getty Realty Corp.                         11,773
      276   Gladstone Commercial Corp.                  2,346
    1,217   Glimcher Realty Trust                       3,420
    1,397   Gramercy Capital Corp.                      1,788
    8,136   HCP, Inc.                                 225,937
    3,331   Health Care REIT, Inc.                    140,568
    1,894   Healthcare Realty Trust, Inc.              44,471
    1,555   Hersha Hospitality Trust                    4,665
    2,047   Highwoods Properties, Inc.                 56,006
    1,040   Home Properties, Inc.                      42,224



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Real Estate Investment Trusts
               (Continued)
    3,027   Hospitality Properties Trust        $      45,011
   16,827   Host Hotels & Resorts, Inc.               127,380
    7,332   HRPT Properties Trust                      24,709
    1,858   Inland Real Estate Corp.                   24,117
    1,893   Investors Real Estate Trust                20,274
    1,065   Kilroy Realty Corp.                        35,635
    7,375   Kimco Realty Corp.                        134,815
    1,095   Kite Realty Group Trust                     6,088
    1,322   LaSalle Hotel Properties                   14,608
    3,025   Lexington Realty Trust                     15,125
    3,161   Liberty Property Trust                     72,166
      745   LTC Properties, Inc.                       15,109
    2,451   Macerich (The) Co.                         44,510
    2,122   Mack-Cali Realty Corp.                     51,989
    1,543   Maguire Properties, Inc. (b)                2,253
    2,136   Medical Properties Trust, Inc.             13,478
      908   Mid-America Apartment
               Communities, Inc.                       33,741
      636   Mission West Properties, Inc.               4,865
      785   Monmouth Real Estate Investment
               Corp.                                    5,495
      778   National Health Investors, Inc.            21,341
    2,524   National Retail Properties, Inc.           43,388
    3,199   Nationwide Health Properties, Inc.         91,875
    2,651   Omega Healthcare Investors, Inc.           42,336
      256   One Liberty Properties, Inc.                2,253
      493   Parkway Properties, Inc.                    8,874
    1,269   Pennsylvania Real Estate Investment
               Trust                                    9,454
    1,423   Post Properties, Inc.                      23,480
    8,555   ProLogis                                  118,829
      481   PS Business Parks, Inc.                    21,481
    4,037   Public Storage                            320,941
      598   Ramco-Gershenson Properties Trust           3,696
    3,358   Realty Income Corp.                        77,738
    2,254   Regency Centers Corp.                     105,262
      351   Saul Centers, Inc.                         13,865
    3,689   Senior Housing Properties Trust            66,107
    7,272   Simon Property Group, Inc.                386,360
    1,837   SL Green Realty Corp.                      47,578
      708   Sovran Self Storage, Inc.                  25,488
    2,396   Strategic Hotels & Resorts, Inc.            4,025
      528   Sun Communities, Inc.                       7,392
    1,561   Sunstone Hotel Investors, Inc.              9,663
      573   Supertel Hospitality, Inc.                    974
    1,019   Tanger Factory Outlet Centers, Inc.        38,335
    1,707   Taubman Centers, Inc.                      43,460
    4,386   UDR, Inc.                                  60,483
      382   Universal Health Realty Income Trust       12,572
      686   Urstadt Biddle Properties, Inc.            10,928
    1,583   U-Store-It Trust                            7,044
    4,614   Ventas, Inc.                              154,892
    4,424   Vornado Realty Trust                      266,988
    1,687   Washington Real Estate Investment
               Trust                                   47,742
    2,496   Weingarten Realty Investors                51,642


Page 66                See Notes to Financial Statements.

FIRST TRUST S&P REIT INDEX FUND

DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Real Estate Investment Trusts
               (Continued)
      386   Winthrop Realty Trust, Inc.         $       4,184
                                                -------------

            Total Common Stocks--99.2%
            (Cost $6,750,718)                       5,148,559

            Money Market Fund--0.6%
   30,349   Morgan Stanley Institutional Treasury
               Money Market Fund--0.06% (c)
            (Cost $30,349)                             30,349
                                                -------------

            Total Investments--99.8%
            (Cost $6,781,067) (d)                   5,178,908
            Net Other Assets and
               Liabilities--0.2%                        8,366
                                                -------------
            Net Assets--100.0%                  $   5,187,274
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at December 31, 2008.
(d) Aggregate cost for federal income tax purposes is $6,964,048. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,910 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,805,050.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $ 5,178,908
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $ 5,178,908
                                            ===============


                       See Notes to Financial Statements.               Page 67

FIRST TRUST ISE WATER INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Building Products--1.9%
    9,521   Ameron International Corp.          $     599,061
                                                -------------
            Chemicals--9.0%
   24,181   Arch Chemicals, Inc.                      630,399
   65,088   Calgon Carbon Corp. (b)                   999,752
  109,237   Nalco Holding Co.                       1,260,594
                                                -------------
                                                    2,890,745
                                                -------------
            Commercial Services &
               Supplies--3.6%
   48,256   Tetra Tech, Inc. (b)                    1,165,382
                                                -------------
            Construction & Engineering--6.9%
   31,785   Insituform Technologies, Inc.,
               Class A (b)                            625,847
   34,553   Layne Christensen Co. (b)                 829,618
   17,593   Northwest Pipe Co. (b)                    749,637
                                                -------------
                                                    2,205,102
                                                -------------
            Diversified Financial
               Services--1.2%
   14,489   PICO Holdings, Inc. (b)                   385,118
                                                -------------
            Electrical Equipment--6.0%
   21,993   Franklin Electric Co., Inc.               618,223
   30,075   Roper Industries, Inc.                  1,305,556
                                                -------------
                                                    1,923,779
                                                -------------
            Electronic Equipment,
               Instruments &Components--4.1%
   20,787   Itron, Inc. (b)                         1,324,963
                                                -------------
            Life Sciences Tools &
               Services--3.8%
   23,977   Millipore Corp. (b)                     1,235,295
                                                -------------
            Machinery--39.3%
   19,622   Badger Meter, Inc.                        569,430
   58,443   Crane Co.                               1,007,557
   48,895   Energy Recovery, Inc. (b)                 370,624
   22,885   Flowserve Corp.                         1,178,578
   12,691   Gorman-Rupp (The) Co.                     394,944
   47,121   IDEX Corp.                              1,137,972
   28,029   ITT Corp.                               1,289,055
   21,232   Lindsay Corp.                             674,965
   27,652   Mueller Industries, Inc.                  693,512
   95,868   Mueller Water Products Inc., Class A      805,291
   44,511   Pall Corp.                              1,265,448
   50,155   Pentair, Inc.                           1,187,169
   18,132   Valmont Industries, Inc.                1,112,580
   37,920   Watts Water Technologies, Inc.,
               Class A                                946,862
                                                -------------
                                                   12,633,987
                                                -------------
            Multi-Utilities--4.7%
   47,665   Veolia Environment, ADR                 1,511,457
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Water Utilities--19.5%
   19,494   American States Water Co.           $     642,912
   51,046   American Water Works Co., Inc.          1,065,840
   62,079   Aqua America, Inc.                      1,278,208
   22,012   California Water Service Group          1,022,017
   85,146   Cascal N.V.                               342,287
   46,099   Companhia de Saneamento Basico
               do Estado de Sao Paulo, ADR (b)      1,116,057
   31,586   Consolidated Water Co., Ltd.              394,825
   14,089   SJW Corp.                                 421,825
                                                -------------
                                                    6,283,971
                                                -------------

            Total Common Stocks--100.0%
            (Cost $45,566,132)                     32,158,860

            Money Market Fund--0.0%
    2,885   Morgan Stanley Institutional Treasury
               Money Market Fund--0.06% (c)
            (Cost $2,885)                               2,885
                                                -------------

            Total Investments--100.0%
            (Cost $45,569,017) (d)                 32,161,745
            Net Other Assets and
               Liabilities--(0.0)%                     (4,504)
                                                -------------
            Net Assets--100.0%                    $32,157,241
                                                =============


(a)  All percentages shown in Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at December 31, 2008
(d) Aggregate cost for federal income tax purposes is $46,182,248. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $476,222 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,496,725.
ADR - American Depositary Receipt.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $32,161,745
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $32,161,745
                                            ===============


Page 68                See Notes to Financial Statements.

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.9%
            Gas Utilities--3.4%
   38,605   Questar Corp.                       $   1,261,997
                                                -------------
            Oil, Gas & Consumable
               Fuels--96.5%
   33,215   Anadarko Petroleum Corp.                1,280,438
   17,193   Apache Corp.                            1,281,394
   58,320   Bill Barrett Corp. (b)                  1,232,302
   26,147   BP PLC, ADR                             1,222,111
   45,928   Cabot Oil & Gas Corp.                   1,194,128
   73,916   Chesapeake Energy Corp.                 1,195,222
   45,673   Cimarex Energy Co.                      1,223,123
   23,934   ConocoPhillips                          1,239,781
  256,242   Delta Petroleum Corp. (b)               1,219,712
   18,074   Devon Energy Corp.                      1,187,643
   27,827   EnCana Corp.                            1,293,399
   60,980   Enerplus Resources Fund                 1,193,988
   18,096   EOG Resources, Inc.                     1,204,832
   66,520   Forest Oil Corp. (b)                    1,096,915
   39,334   Goodrich Petroleum Corp. (b)            1,178,053
   94,905   Linn Energy LLC                         1,420,728
  134,717   Mariner Energy, Inc. (b)                1,374,113
   58,822   Newfield Exploration Co. (b)            1,161,735
   24,698   Noble Energy, Inc.                      1,215,636
   69,845   PetroHawk Energy Corp. (b)              1,091,677
  215,405   PetroQuest Energy, Inc. (b)             1,456,137
   67,655   Pioneer Natural Resources Co.           1,094,658
  237,904   Quicksilver Resources, Inc. (b)         1,325,125
   23,406   Royal Dutch Shell PLC, ADR              1,239,114
  206,024   SandRidge Energy, Inc. (b)              1,267,048
   59,190   St. Mary Land & Exploration Co.         1,202,149
  132,825   Talisman Energy, Inc.                   1,326,922
   34,261   Ultra Petroleum Corp. (b)               1,182,347
   90,772   W&T Offshore, Inc.                      1,299,855
                                                -------------
                                                   35,900,285
                                                -------------

            Total Common Stocks--99.9%
            (Cost $65,603,941)                     37,162,282

            Money Market Fund--0.1%
   30,527   Morgan Stanley Institutional Treasury
               Money Market Fund--0.06 % (c)
            (Cost $30,527)                             30,527
                                                -------------

            Total Investments--100.0%
            (Cost $65,634,468) (d)                 37,192,809
            Net Other Assets and
               Liabilities--(0.0)%                    (14,292)
                                                -------------
            Net Assets--100.0%                  $  37,178,517
                                                =============

(a)  All percentages shown in Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at December 31, 2008.
(d) Aggregate cost for federal income tax purposes is $68,014,728. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $396,392 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $31,218,311.
ADR - American Depositary Receipt.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $37,192,809
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $37,192,809
                                            ===============

                       See Notes to Financial Statements.               Page 69

FIRST TRUST ISE CHINDIA INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Airlines--1.5%
   17,575   China Eastern Airlines, ADR (b)     $     268,897
   29,534   China Southern Airlines Co., Ltd.,
               ADR (b)                                250,744
                                                -------------
                                                      519,641
                                                -------------
            Chemicals--0.7%
   10,011   Sinopec Shanghai Petrochemical
               Co., Ltd., ADR                         261,888
                                                -------------
            Commercial Banks--14.7%
   36,416   HDFC Bank Ltd., ADR                     2,599,374
  139,586   ICICI Bank Ltd., ADR                    2,687,030
                                                -------------
                                                    5,286,404
                                                -------------
            Construction & Engineering--0.8%
   25,241   KHD Humboldt Wedag International
               Ltd. (b)                               281,942
                                                -------------
            Diversified Consumer
               Services--0.7%
    4,623   New Oriental Education &
               Technology Group, Inc., ADR (b)        253,849
                                                -------------
            Diversified Telecommunications--4.6%
    6,471   China Telecom Corp., Ltd., ADR            246,222
   56,796   China Unicom Ltd., ADR                    692,911
   32,570   Tata Communications., Ltd., ADR           696,020
                                                -------------
                                                    1,635,153
                                                -------------
            Electrical Equipment--3.3%
   79,956   JA Solar Holdings Co., Ltd.,
               ADR (b)                                349,407
   51,607   Solarfun Power Holdings Co., Ltd.,
               ADR (b)                                258,551
   25,586   Suntech Power Holdings Co., Ltd.,
               ADR (b)                                299,356
   46,035   Yingli Green Energy Holding Co.,
               Ltd., ADR (b)                          280,814
                                                -------------
                                                    1,188,128
                                                -------------
            Health Care Equipment &
               Supplies--1.3%
   11,933   China Medical Technologies, Inc.,
               ADR                                    241,763
   13,519   Mindray Medical International Ltd.,
               ADR                                    243,342
                                                -------------
                                                      485,105
                                                -------------
            Hotels, Restaurants &
               Leisure--1.5%
   11,358   Ctrip.com International Ltd., ADR         270,320
   87,750   Melco PBL Entertainment Ltd.,
               ADR (b)                                278,168
                                                -------------
                                                      548,488
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Independent Power Producers &
               Energy Traders--0.8%
    9,235   Huaneng Power International, Inc.,
               ADR                              $     269,477
                                                -------------
            Insurance--6.9%
   53,407   China Life Insurance Co., Ltd., ADR     2,478,085
                                                -------------
            Internet Software & Services--8.6%
   19,352   AsiaInfo Holdings, Inc. (b)               229,128
   12,405   Baidu.com, Inc., ADR (b)                1,619,721
   12,471   NetEase.com, Inc. ADR (b)                 275,609
    8,865   SINA Corp. (b)                            205,225
   16,151   Sohu.com, Inc. (b)                        764,588
                                                -------------
                                                    3,094,271
                                                -------------
            IT Services--14.0%
  102,183   Infosys Technologies Ltd., ADR          2,510,636
  111,707   Satyam Computer Services Ltd., ADR      1,009,831
  184,864   Wipro Ltd., ADR                         1,502,944
                                                -------------
                                                    5,023,411
                                                -------------
            Life Sciences Tools & Services--0.8%
   37,626   WuXi PharmaTech Cayman, Inc.,
               ADR (b)                                300,632
                                                -------------
            Machinery--2.0%
  164,826   Tata Motors Ltd., ADR                     733,476
                                                -------------
            Marine--0.6%
   25,613   Seaspan Corp.                             227,700
                                                -------------
            Media--1.5%
   28,971   Focus Media Holding Ltd., ADR (b)         263,346
   48,420   VisionChina Media, Inc., ADR (b)          264,374
                                                -------------
                                                      527,720
                                                -------------
            Metals & Mining--5.4%
   50,220   Aluminum Corp. of China Ltd., ADR         678,472
  227,365   Sterlite Industries (India) Ltd., ADR   1,255,055
                                                -------------
                                                    1,933,527
                                                -------------
            Oil, Gas & Consumable Fuels--15.0%
   20,849   China Petroleum & Chemical Corp.,
               ADR                                  1,288,260
   14,791   CNOOC Ltd., ADR                         1,408,694
   27,575   PetroChina Co., Ltd., ADR               2,453,623
   33,853   Yanzhou Coal Mining Co., Ltd., ADR        254,575
                                                -------------
                                                    5,405,152
                                                -------------
            Personal Products--0.8%
   40,243   American Oriental Bioengineering,
               Inc. (b)                               273,250
                                                -------------
            Pharmaceuticals--2.0%
   73,810   Dr. Reddy's Laboratories Ltd., ADR        723,338
                                                -------------
            Real Estate Management &
               Development--0.8%
   34,235   E-House China Holdings Ltd.,
               ADR (b)                                277,304
                                                -------------


Page 70                See Notes to Financial Statements.

FIRST TRUST ISE CHINDIA INDEX FUND

DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Road & Rail--0.7%
   13,153   Guangshen Railway Co., Ltd., ADR    $     247,803
                                                -------------
            Semiconductors & Semiconductor
               Equipment--0.7%
   19,230   LDK Solar Co., Ltd., ADR (b)              252,298
                                                -------------
            Software--2.9%
   40,715   Giant Interactive Group, Inc.,
               ADR (b)                                264,240
   16,183   Longtop Financial Technologies
               Ltd., ADR (b)                          244,687
   14,451   Perfect World Co., Ltd., ADR (b)          249,280
    8,675   Shanda Interactive Entertainment
               Ltd., ADR (b)                          280,723
                                                -------------
                                                    1,038,930
                                                -------------
            Wireless Telecommunication
               Services--7.4%
   47,916   China Mobile Ltd., ADR                  2,436,528
   58,997   Hutchison Telecommunications
               International Ltd., ADR                238,938
                                                -------------
                                                    2,675,466
                                                -------------

            Total Investments--100.0%
            (Cost $68,805,527) (c)                 35,942,438
            Net Other Assets and
               Liabilities--(0.0)%                     (5,563)
                                                -------------
            Net Assets--100.0%                  $  35,936,875
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $69,609,985. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $107,160 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $33,774,707.
ADR - American Depositary Receipt.




-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $35,942,438
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $35,942,438
                                            ===============


                       See Notes to Financial Statements.               Page 71

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks --100.3%
            Aerospace & Defense--2.2%
    8,889   Alliant Techsystems, Inc. (b)       $     762,321
   17,066   Axsys Technologies, Inc. (b)              936,240
                                                -------------
                                                    1,698,561
                                                -------------
            Air Freight & Logistics--2.0%
   14,157   C.H. Robinson Worldwide, Inc.             779,060
   23,238   Expeditors International of
               Washington, Inc.                       773,128
                                                -------------
                                                    1,552,188
                                                -------------
            Biotechnology--6.0%
   12,822   Amgen, Inc. (b)                           740,471
   13,881   Celgene Corp. (b)                         767,342
   14,562   Gilead Sciences, Inc. (b)                 744,701
   25,548   Martek Biosciences Corp. (b)              774,359
   11,290   Myriad Genetics, Inc. (b)                 748,075
   19,491   OSI Pharmaceuticals, Inc. (b)             761,124
                                                -------------
                                                    4,536,072
                                                -------------
            Chemicals--1.0%
   47,968   Calgon Carbon Corp. (b)                   736,788
                                                -------------
            Commercial Services &
               Supplies--2.0%
   12,272   Clean Harbors, Inc. (b)                   778,535
   14,245   Stericycle, Inc. (b)                      741,880
                                                -------------
                                                    1,520,415
                                                -------------
            Communications Equipment
               --1.0%
   32,497   ViaSat, Inc. (b)                          782,528
                                                -------------
            Computers & Peripherals--1.1%
   48,476   Synaptics, Inc. (b)                       802,763
                                                -------------
            Containers & Packaging--1.0%
   22,947   Rock-Tenn Co., Class A                    784,328
                                                -------------
            Diversified Consumer
               Services--6.1%
    9,719   Apollo Group, Inc., Class A (b)           744,670
   48,638   Corinthian Colleges, Inc. (b)             796,203
   12,833   DeVry, Inc.                               736,743
   34,880   H&R Block, Inc.                           792,474
    8,354   ITT Educational Services, Inc. (b)        793,463
    3,482   Strayer Education, Inc.                   746,576
                                                -------------
                                                    4,610,129
                                                -------------
            Diversified Telecommunication
               Services--1.0%
   29,922   NTELOS Holdings Corp.                     737,877
                                                -------------
            Electronic Equipment,
               Instruments &Components--3.1%
   26,998   FLIR Systems, Inc. (b)                    828,298
   11,003   Mettler-Toledo International, Inc. (b)    741,602
   28,929   MTS Systems Corp.                         770,669
                                                -------------
                                                    2,340,569
                                                -------------



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Food & Staples Retailing--4.0%
   21,678   BJ's Wholesale Club, Inc. (b)       $     742,688
   18,037   Nash Finch Co.                            809,681
   31,424   Spartan Stores, Inc.                      730,608
   13,083   Wal-Mart Stores, Inc.                     733,433
                                                -------------
                                                    3,016,410
                                                -------------
            Food Products--4.0%
   34,340   Diamond Foods, Inc.                       691,951
   31,289   Flowers Foods, Inc.                       762,200
   20,089   Green Mountain Coffee Roasters, Inc. (b)  777,444
   28,759   TreeHouse Foods, Inc. (b)                 783,396
                                                -------------
                                                    3,014,991
                                                -------------
            Health Care Equipment &
               Supplies--14.0%
   13,650   Baxter International, Inc.                731,504
   10,862   Becton, Dickinson & Co.                   742,852
    9,155   C.R. Bard, Inc.                           771,400
   85,670   CryoLife, Inc. (b)                        831,855
   45,780   Cyberonics, Inc. (b)                      758,575
   13,577   Edwards Lifesciences Corp. (b)            746,056
   29,183   Greatbatch, Inc. (b)                      772,182
   13,134   Haemonetics Corp. (b)                     742,071
   29,631   Meridian Bioscience, Inc.                 754,702
   20,364   ResMed, Inc. (b)                          763,243
   22,726   St. Jude Medical, Inc. (b)                749,049
   29,848   STERIS Corp.                              713,069
   23,874   Thoratec Corp. (b)                        775,666
   21,386   Varian Medical Systems, Inc. (b)          749,365
                                                -------------
                                                   10,601,589
                                                -------------
            Health Care Providers &
               Services--6.7%
   17,692   Amedisys, Inc. (b)                        731,387
   18,539   Chemed Corp.                              737,297
   14,858   DaVita, Inc. (b)                          736,511
   12,231   Express Scripts, Inc. (b)                 672,460
   17,106   Medco Health Solutions, Inc. (b)          716,912
   20,369   Owens & Minor, Inc.                       766,894
   25,737   Psychiatric Solutions, Inc. (b)           716,775
                                                -------------
                                                    5,078,236
                                                -------------
            Health Care Technology--2.0%
   19,455   Cerner Corp. (b)                          748,045
   28,524   Computer Programs & Systems, Inc.         764,443
                                                -------------
                                                    1,512,488
                                                -------------
            Hotels, Restaurants &
               Leisure--2.9%
   11,929   McDonald's Corp.                          741,864
   14,041   Panera Bread Co., Class A (b)             733,502
   31,654   Peet's Coffee & Tea, Inc. (b)             735,956
                                                -------------
                                                    2,211,322
                                                -------------
            Household Products--1.0%
   13,589   Church & Dwight Co., Inc.                 762,615
                                                -------------


Page 72                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

DECEMBER 31, 2008

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Insurance--1.1%
   57,449   Crawford & Co., Class B (b)         $     835,308
                                                -------------
            Internet & Catalog Retail--1.0%
   26,234   NetFlix, Inc. (b)                         784,134
                                                -------------
            Internet Software & Services--1.1%
   63,860   Interwoven, Inc. (b)                      804,636
                                                -------------
            IT Services--6.0%
   22,890   Accenture Ltd., Class A                   750,563
   15,868   Alliance Data Systems Corp. (b)           738,338
   17,271   CACI International Inc., Class A (b)      778,749
   22,413   Global Payments, Inc.                     734,922
   14,510   ManTech International Corp.,
               Class A (b)                            786,298
   38,552   SAIC, Inc. (b)                            750,993
                                                -------------
                                                    4,539,863
                                                -------------
            Life Sciences Tools & Services--1.0%
   11,746   Techne Corp.                              757,852
                                                -------------
            Machinery--1.0%
   18,487   Wabtec Corp.                              734,858
                                                -------------
            Media--3.1%
   46,685   Comcast Corp., Class A                    788,043
   34,896   DIRECTV Group (The), Inc. (b)             799,467
   41,081   Shaw Communications, Inc.,
               Class B                                726,312
                                                -------------
                                                    2,313,822
                                                -------------
            Metals & Mining--1.0%
   13,315   Compass Minerals International, Inc.      781,058
                                                -------------
            Multiline Retail--2.0%
   17,251   Dollar Tree, Inc. (b)                     721,092
   29,678   Family Dollar Stores, Inc.                773,705
                                                -------------
                                                    1,494,797
                                                -------------
            Oil, Gas & Consumable Fuels--1.0%
   26,899   Southwestern Energy Co. (b)               779,264
                                                -------------
            Pharmaceuticals--6.9%
   31,944   Bristol-Myers Squibb Co.                  742,698
   30,985   Endo Pharmaceuticals Holdings,
               Inc. (b)                               801,892
   12,430   Johnson & Johnson                         743,687
   13,738   Novo-Nordisk A/S, ADR                     705,996
   22,565   Perrigo Co.                               729,075
   22,663   Sanofi-Aventis, ADR                       728,842
   17,516   Teva Pharmaceutical Industries
               Ltd., ADR                              745,656
                                                -------------
                                                    5,197,846
                                                -------------
            Professional Services--1.0%
   10,236   Dun & Bradstreet (The) Corp.              790,219
                                                -------------
            Road & Rail--4.0%
    9,828   Burlington Northern Santa Fe Corp.        744,078
   25,692   Genesee & Wyoming, Inc.,
               Class A (b)                            783,605



   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Road & Rail (Continued)
   16,412   Norfolk Southern Corp.              $     772,185
   15,591   Union Pacific Corp.                       745,250
                                                -------------
                                                    3,045,118
                                                -------------
            Software--2.0%
   32,268   Intuit, Inc. (b)                          767,656
   41,808   Oracle Corp. (b)                          741,256
                                                -------------
                                                    1,508,912
                                                -------------
            Specialty Retail--3.0%
    5,694   AutoZone, Inc. (b)                        794,142
   28,568   Jos. A. Bank Clothiers, Inc. (b)          747,053
   21,225   Tractor Supply Co. (b)                    767,072
                                                -------------
                                                    2,308,267
                                                -------------
            Textiles, Apparel & Luxury
               Goods--1.0%
   14,918   Nike, Inc., Class B                       760,818
                                                -------------
            Thrifts & Mortgage Finance--1.0%
   48,897   Hudson City Bancorp, Inc.                 780,396
                                                -------------
            Trading Companies &
               Distributors--2.0%
   21,963   Fastenal Co.                              765,411
    9,945   W.W. Grainger, Inc.                       784,063
                                                -------------
                                                    1,549,474
                                                -------------

            Total Investments--100.3%
            (Cost $80,136,918) (c)                 76,066,511
            Net Other Assets and
               Liabilities--(0.3)%                   (241,242)
                                                -------------
            Net Assets--100.0%                  $  75,825,269
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $80,537,966. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,570,559 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,042,014.
ADR - American Depositary Receipt.



-------------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's total investments as of December 31, 2008 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                Investments
-----------------------------------------------------------
Level 1 - Quoted Prices - Investments           $76,066,511
Level 2 - Other Significant Observable Inputs            --
Level 3 - Significant Unobservable Inputs                --
                                            ---------------
Total                                           $76,066,511
                                            ===============


                       See Notes to Financial Statements.               Page 73

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008


                                                                               First Trust          First Trust
                                                                             Dow Jones Select       Morningstar(R)      First Trust
                                                                                 MicroCap        Dividend Leaders(SM)     US IPO
                                                                              Index(SM) Fund          Index Fund        Index Fund
                                                                             -----------------   --------------------   -----------
ASSETS:
Investments at value                                                           $ 14,069,859        $  43,116,131      $   8,454,369
Cash                                                                                143,017                   --             39,327
Receivables:
      Capital shares sold                                                           712,564                   --                 --
      Investment securities sold                                                     31,205              400,512                 --
      Dividends                                                                      19,245              186,592             12,383
      Interest                                                                           --                   --                 --
      Reclaims                                                                           --                   --                 --
      From investment advisor                                                        10,678                7,994              6,249
Other assets                                                                            557                1,651                635
                                                                              -------------       --------------     --------------
      Total Assets                                                               14,987,125           43,712,880          8,512,963
                                                                              -------------       --------------     --------------

LIABILITIES:
Due to Custodian                                                                         --                5,024                 --
Payables:
      Investment securities purchased                                               834,388              423,351                 --
      Audit and tax fees                                                             29,300               29,300             29,300
      Printing fees                                                                  16,108                9,979              4,916
      Investment advisory fees                                                           --                   --                 --
      Licensing fees                                                                    891               27,487                182
Accrued expenses and other liabilities                                               29,745              21,696              24,797
                                                                              -------------       --------------     --------------
      Total Liabilities                                                             910,432             516,837              59,195
                                                                              -------------       --------------     --------------

NET ASSETS                                                                     $ 14,076,693        $ 43,196,043       $   8,453,768
                                                                              =============       ==============     ==============

NET ASSETS consist of:
Paid-in capital                                                                $ 23,970,936        $ 76,357,516        $ 18,040,398
Par value                                                                             9,550               33,000              6,000
Accumulated net investment income (loss)                                                 --               70,975                 --
Accumulated net realized gain (loss) on investments                              (3,648,248)         (18,130,286)        (4,664,474)
Net unrealized appreciation (depreciation) on investments                        (6,255,545)         (15,135,162)        (4,928,156)
                                                                              -------------       --------------     --------------
NET ASSETS                                                                     $ 14,076,693        $  43,196,043      $   8,453,768
                                                                              =============       ==============     ==============


NET ASSET VALUE, per share                                                     $      14.74        $       13.09      $       14.09
                                                                              =============       ==============     ==============

Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01 per share)         955,000           3,300,002             600,002
                                                                              -------------       --------------     --------------

Investments at cost                                                             $ 20,325,404        $  58,251,293     $  13,382,525
                                                                              =============       ==============     ==============

  First Trust         First Trust         First Trust        First Trust       First Trust       First Trust         First Trust
   NASDAQ-100         NASDAQ-100-           Amex(R)           Dow Jones        DB Strategic      Value Line(R)       Value Line(R)
 Equal Weighted    Technology Sector     Biotechnology        Internet             Value       Equity Allocation       Dividend
 Index(SM) Fund     Index(SM) Fund        Index Fund       Index(SM) Fund       Index Fund         Index Fund         Index Fund
----------------  -------------------  ----------------  ------------------  ---------------  --------------------  ----------------
   $ 14,855,038        $ 9,415,879      $  58,642,369    $    14,769,915    $    35,740,935   $      5,890,061    $   115,284,370
         86,763             92,896             54,798                 --             21,153                 --                 --

      1,185,677                 --                 --                 --                 --                 --                 --
             --                 --            493,451                 --                 --             19,673                 --
          3,563              1,227                 --                 --             59,653              7,308            366,303
             --                 --                 --                  4                 --                  1                 --
             --                 --                 --                 --                 --                246             10,274
            736                 --                 --                 --                 --                 --                 --
            718                521              2,698                955              1,660                 --              4,600
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------
     16,132,495          9,510,523         59,193,316         14,770,874         35,823,401          5,917,289        115,665,547
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------


             --                 --                 --              4,243                 --              1,773             58,904

      1,186,087                 --                 --                 --                 --             19,945                 --
         29,223             29,300             29,223             29,223             29,300             29,300             29,300
         21,463             17,217             16,611              5,109             10,240              6,152             28,207
             --             21,996             10,514              1,227              2,562              1,450             12,494
          3,686              2,488             25,586              3,437              9,095              2,713             41,619
         44,008             25,926             14,507             19,150              9,734             15,269             92,236
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------
      1,284,467             96,927             96,441             62,389             60,931             76,602            262,760
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------

  $  14,848,028      $   9,413,596      $  59,096,875      $  14,708,485      $  35,762,470      $   5,840,687    $   115,402,787
 ==============     ==============     ==============     ==============     ==============     ==============   ================


  $  29,196,554      $  20,522,667      $  82,619,841      $  35,279,215      $  65,132,021      $  10,804,138    $   172,725,522
         12,000              8,000             30,000             10,500             24,000              4,500             99,880
             --                 --                 --                 --             16,119                578             48,392
     (6,066,354)        (3,796,548)        (8,742,783)        (7,472,558)       (19,354,127)        (2,845,907)       (37,788,521)
     (8,294,172)        (7,320,523)       (14,810,183)       (13,108,672)       (10,055,543)        (2,122,622)       (19,682,486)
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------
  $  14,848,028      $   9,413,596      $  59,096,875      $  14,708,485      $  35,762,470      $   5,840,687    $   115,402,787
 ==============     ==============     ==============     ==============     ==============     ==============   ================

  $       12.37      $       11.77      $       19.70      $       14.01      $       14.90      $       12.98    $         11.55
 ==============     ==============     ==============     ==============     ==============     ==============   ================


      1,200,002            800,002          3,000,002          1,050,002          2,400,002            450,002          9,987,986
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------

  $  23,149,210      $  16,736,402      $  73,452,552      $  27,878,587      $  45,796,478      $   8,012,683    $   134,966,856
 ==============     ==============     ==============     ==============     ==============     ==============   ================



                       See Notes to Financial Statements.               Page 75

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2008


                                                                                   First Trust                 First Trust
                                                                                    NASDAQ-100           NASDAQ(R) Clean Edge(R)
                                                                               Ex-Technology Sector           Green Energy
                                                                                   Index(SM) Fund               Index Fund
                                                                              -----------------------    -----------------------
ASSETS:
Investments at value                                                             $    7,275,186            $   23,523,734
Cash                                                                                         --                    33,451
Receivables:
      Capital shares sold                                                                    --                        --
      Investment securities sold                                                             --                        --
      Dividends                                                                           2,292                     5,207
      Interest                                                                                2                        --
      Reclaims                                                                               --                        --
      From investment advisor                                                                --                     4,048
Other assets                                                                                 --                     1,285
                                                                                 --------------            --------------
      Total Assets                                                                    7,277,480                23,567,725
                                                                                 --------------            --------------

LIABILITIES:
Due to Custodian                                                                          1,821                        --
Payables:
      Investment securities purchased                                                        --                        --
      Audit and tax fees                                                                 29,224                    29,300
      Printing fees                                                                       5,270                     6,365
      Investment advisory fees                                                              273                        --
      Licensing fees                                                                      1,416                     6,096
Accrued expenses and other liabilities                                                    7,513                    21,647
                                                                                 --------------            --------------
      Total Liabilities                                                                  45,517                    63,408
                                                                                 --------------            --------------

NET ASSETS                                                                       $    7,231,963            $   23,504,317
                                                                                 ==============            ==============

NET ASSETS consist of:
Paid-in capital                                                                  $   10,134,178            $   56,952,070
Par value                                                                                 6,000                    21,000
Accumulated net investment income (loss)                                                     --                        --
Accumulated net realized gain (loss) on investments                                  (1,234,434)               (8,185,691)
Net unrealized appreciation (depreciation) on investments                            (1,673,781)              (25,283,062)
                                                                                 --------------            --------------
NET ASSETS                                                                       $    7,231,963            $   23,504,317
                                                                                 ==============            ==============


NET ASSET VALUE, per share                                                       $        12.05            $        11.19
                                                                                 ==============            ==============

Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01 per share)             600,002                 2,100,002
                                                                                 --------------            --------------

Investments at cost                                                              $    8,948,967            $   48,806,796
                                                                                 ==============            ==============


Page 76                See Notes to Financial Statements.

         First Trust               First Trust               First Trust               First Trust
             S&P                       ISE                   ISE-Revere                    ISE                    First Trust
            REIT                      Water                  Natural Gas                 Chindia               Value Line(R) 100
         Index Fund                Index Fund                Index Fund                Index Fund            Exchange-Traded Fund
     -----------------         -----------------         -----------------          -----------------        ----------------------

       $ 5,178,908             $  32,161,745              $  37,192,809             $  35,942,438                $  76,066,511
                --                        --                      9,707                    50,718                           --

                --                        --                         --                        --                           --
                --                        --                         --                        --                           --
            42,392                    56,609                     16,294                     2,699                       42,897
                 2                         2                          1                        --                           --
                --                     2,338                         --                        --                        3,509
             5,211                     1,772                     23,491                     7,401                        5,666
             7,551                        --                         --                     4,031                        4,038
    --------------            --------------            ---------------            --------------              ---------------
         5,234,064                32,222,466                 37,242,302                36,007,287                   76,122,621
    --------------            --------------            ---------------            --------------              ---------------


               721                     8,634                         --                        --                      171,700

                --                        --                         --                        --                           --
            30,050                    29,300                     29,300                    29,300                       29,300
             4,667                     9,650                      7,887                    21,133                       23,732
                --                        --                         --                        --                           --
                --                     4,399                     10,784                     7,532                       32,793
            11,352                    13,242                     15,814                    12,447                       39,827
    --------------            --------------            ---------------            --------------              ---------------
            46,790                    65,225                     63,785                    70,412                      297,352
    --------------            --------------            ---------------            --------------              ---------------

     $   5,187,274             $  32,157,241             $   37,178,517             $  35,936,875               $   75,825,269
    ==============            ==============            ===============            ==============              ===============


     $   7,088,578             $  49,143,847             $   95,138,883             $  91,187,018               $  156,776,434
             5,500                    20,500                     31,500                    30,500                       81,900
               735                       272                      6,195                        --                           --
          (305,380)               (3,600,106)               (29,556,402)              (22,417,554)                 (76,962,658)
        (1,602,159)              (13,407,272)               (28,441,659)              (32,863,089)                  (4,070,407)
    --------------            --------------            ---------------            --------------              ---------------
     $   5,187,274             $  32,157,241             $   37,178,517             $  35,936,875               $   75,825,269
    ==============            ==============            ===============            ==============              ===============

     $        9.43             $       15.69             $        11.80             $       11.78               $         9.26
    ==============            ==============            ===============            ==============              ===============


           550,002                 2,050,002                  3,150,002                 3,050,002                    8,189,982
    --------------            --------------            ---------------            --------------              ---------------

     $   6,781,067             $  45,569,017             $   65,634,468             $  68,805,527               $   80,136,918
    ==============            ==============            ===============            ==============              ===============


                       See Notes to Financial Statements.               Page 77

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                        First Trust          First Trust
                                                                     Dow Jones Select        Morningstar(R)          First Trust
                                                                         MicroCap        Dividend Leaders(SM)          US IPO
                                                                       Index(SM) Fund           Index Fund           Index Fund
                                                                   --------------------  --------------------  -------------------
INVESTMENT INCOME:
Dividends (a)                                                       $     210,905        $    2,826,237           $     209,474
Interest                                                                       --                    --                      --
                                                                    -------------        --------------           -------------
   Total investment income                                                210,905             2,826,237                 209,474
                                                                    -------------        --------------           -------------

EXPENSES:
Investment advisory fees                                                   76,083               153,642                  76,420
Audit and tax fees                                                         26,098                30,582                  26,333
Licensing fees                                                             25,067               102,354                  65,273
Accounting and administration fees                                         10,923                28,187                  11,738
Listing fees                                                               10,028                10,028                  10,028
Printing fees                                                               6,705                13,172                      --
Custodian fees                                                              1,902                 6,402                   2,388
Trustees' fees and expenses                                                 1,361                 2,368                     149
Transfer agent fees                                                           761                 2,561                     955
Legal fees                                                                     --                 9,676                      --
Registration and filing fees                                                   --                    --                      --
Other expenses                                                              1,165                10,561                   1,477
                                                                    -------------        --------------           -------------
   Total expenses                                                         160,093               369,533                 194,761
   Less fees waived and expenses reimbursed
     by the investment advisor                                            (68,793)             (139,071)                (80,132)
                                                                    -------------        --------------           -------------
   Net expenses                                                            91,300               230,462                 114,629
                                                                    -------------        --------------           -------------
NET INVESTMENT INCOME (LOSS)                                              119,605             2,595,775                  94,845
                                                                    -------------        --------------           -------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                         (1,118,138)          (18,465,968)             (3,588,951)
   In-kind redemptions                                                   (315,800)             (823,056)               (403,820)
                                                                    -------------        --------------           -------------
Net realized gain (loss)                                               (1,433,938)          (19,289,024)             (3,992,771)
                                                                    -------------        --------------           -------------

Net change in unrealized appreciation
     (depreciation) on investments                                     (4,841,892)           (3,052,374)             (6,916,703)
                                                                    -------------        --------------           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                (6,275,830)          (22,341,398)            (10,909,474)
                                                                    -------------        --------------           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  $  (6,156,225)       $  (19,745,623)          $ (10,814,629)
                                                                    =============        ==============           =============

(a)  Net of foreign withholding tax of $72 for the First Trust Dow Jones Select
     MicroCap Index(SM) Fund, $1,197 for the First Trust Morningstar(R) Dividend
     Leaders(SM) Index Fund, $1,408 for the First Trust NASDAQ-100 Equal Weighted
     Index(SM) Fund, $214 for the First Trust NASDAQ-100-Technology Sector Index(SM)
     Fund and $1,537 for the First Trust Value Line(R) Equity Allocation Index
     Fund.


Page 78                See Notes to Financial Statements.


    First Trust           First Trust             First Trust          First Trust          First Trust             First Trust
     NASDAQ-100            NASDAQ-100-              Amex(R)             Dow Jones           DB Strategic            Value Line(R)
   Equal Weighted       Technology Sector       Biotechnology           Internet               Value            Equity Allocation
   Index(SM) Fund         Index(SM) Fund           Index Fund        Index(SM) Fund          Index Fund             Index Fund
--------------------  --------------------  --------------------  --------------------  -------------------- ---------------------

   $     136,276         $      87,070        $     743,278         $     185,723         $   1,166,998         $     189,431
              --                    --                   --                 1,326                    --                   308
   -------------         -------------        -------------         -------------         -------------         -------------
         136,276                87,070              743,278               187,049             1,166,998               189,739
   -------------         -------------        -------------         -------------         -------------         -------------


          89,504                59,486              234,511                92,656               298,368                47,698
          26,257                26,334               26,264                26,264                26,917                27,647
          22,376                14,871               46,902                25,067                20,115                15,025
          13,320                 8,865               31,653                13,150                31,671                 6,619
          37,233                16,200               11,701                10,217                12,146                10,356
              --                    --               35,974                10,070                14,656                    --
           2,797                 1,859                7,878                 3,316                 8,008                 1,192
             100                   197                  838                    73                   806                   118
           1,119                   744                2,931                 1,158                 2,984                   477
              --                    --               11,943                    --                 4,970                    --
              --                    --                   --                    --                    --                    --
           4,047                 2,035               12,541                 8,808                 8,570                    --
   -------------         -------------        -------------         -------------         -------------         -------------
         196,753               130,591              423,136               190,779               429,211               109,132
         (62,497)              (41,362)             (71,442)              (51,795)              (41,333)              (42,356)
   -------------         -------------        -------------         -------------         -------------         -------------
         134,256                89,229              351,694               138,984               387,878                66,776
   -------------         -------------        -------------         -------------         -------------         -------------
           2,020                (2,159)             391,584                48,065               779,120               122,963
   -------------         -------------        -------------         -------------         -------------         -------------



      (5,411,121)           (2,848,572)         (11,885,464)           (2,133,071)          (18,748,801)           (1,555,700)
        (336,299)             (782,106)           2,025,678            (4,367,670)            2,289,628              (257,474)
   -------------         -------------        -------------         -------------         -------------         -------------
      (5,747,420)           (3,630,678)          (9,859,786)           (6,500,741)          (16,459,173)           (1,813,174)
   -------------         -------------        -------------         -------------         -------------         -------------

      (6,647,266)           (5,540,626)          (8,907,572)          (10,241,121)           (8,452,355)           (2,790,104)
   -------------         -------------        -------------         -------------         -------------         -------------
     (12,394,686)           (9,171,304)         (18,767,358)          (16,741,862)          (24,911,528)           (4,603,278)
   -------------         -------------        -------------         -------------         -------------         -------------

   $ (12,392,666)         $ (9,173,463)       $ (18,375,774)        $ (16,693,797)        $ (24,132,408)        $  (4,480,315)
   =============          ============        =============         =============         =============         =============


                       See Notes to Financial Statements.               Page 79

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS (CONTINUED)


                                                                 First Trust          First Trust               First Trust
                                                                Value Line(R)         NASDAQ-100          NASDAQ(R) Clean Edge(R)
                                                                  Dividend        Ex-Technology Sector         Green Energy
                                                                 Index Fund          Index(SM) Fund             Index Fund
                                                             ------------------   --------------------   --------------------------
INVESTMENT INCOME:
Dividends (a)                                                   $    5,439,640         $      21,743            $      161,901
Interest                                                                    --                   624                        --
                                                                --------------         -------------            --------------
   Total investment income                                           5,439,640                22,367                   161,901
                                                                --------------         -------------            --------------

EXPENSES:
Investment advisory fees                                               697,843                14,241                   165,607
Audit and tax fees                                                      24,514                29,714                    29,807
Licensing fees                                                         213,995                 3,560                    41,402
Accounting and administration fees                                      73,387                 3,881                    22,735
Listing fees                                                            14,678                13,088                    39,620
Printing fees                                                           45,182                    --                    13,206
Custodian fees                                                          18,115                 1,163                     6,018
Trustees' fees and expenses                                                456                   186                       338
Transfer agent fees                                                      6,978                   178                     2,070
Legal fees                                                              50,042                    --                    14,966
Registration and filing fees                                                --                    43                       802
Other expenses                                                          29,976                    --                     8,460
                                                                --------------         -------------            --------------
   Total expenses                                                    1,175,166                66,054                   345,031
   Less fees waived and expenses reimbursed by
      the investment advisor                                          (198,186)              (44,692)                  (96,621)
                                                                --------------         -------------            --------------
   Net expenses                                                        976,980                21,362                   248,410
                                                                --------------         -------------            --------------
NET INVESTMENT INCOME (LOSS)                                         4,462,660                 1,005                   (86,509)
                                                                --------------         -------------            --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments                                                        (31,834,943)           (1,174,536)               (8,111,293)
In-kind redemptions                                                  1,290,920                    --                  (869,814)
                                                                --------------         -------------            --------------
Net realized gain (loss)                                           (30,544,023)           (1,174,536)               (8,981,107)
                                                                --------------         -------------            --------------

Net change in unrealized appreciation (depreciation)
    on investments                                                 (10,121,962)           (1,464,973)              (30,855,031)
                                                                --------------         -------------            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                            (40,665,985)           (2,639,509)              (39,836,138)
                                                                --------------         -------------            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $  (36,203,325)        $  (2,638,504)           $  (39,922,647)
                                                                ==============         =============            ==============

(a) Net of foreign withholding tax of $73,425 for the First Trust Value Line(R) Dividend Index Fund, $210 for the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, $6,585 for the First Trust ISE Water Index Fund, $83,744 for the First Trust ISE-Revere Natural Gas Index Fund, $683 for the First Trust ISE Chindia Index Fund and $5,932 for the First Trust Value Line(R) 100 Exchange-Traded Fund.


Page 80                See Notes to Financial Statements.

       First Trust               First Trust               First Trust                First Trust
           S&P                       ISE                   ISE-Revere                     ISE                   First Trust
          REIT                      Water                  Natural Gas                  Chindia               Value Line(R) 100
       Index Fund                Index Fund                Index Fund                 Index Fund           Exchange-Traded Fund
 ----------------------    ----------------------    ----------------------     ----------------------   ------------------------

     $      94,083             $     421,862             $      880,069            $    1,061,915            $      818,241
               885                     1,290                      2,019                        --                        --
     -------------             -------------             --------------            --------------            --------------
            94,968                   423,152                    882,088                 1,061,915                   818,241
     -------------             -------------             --------------            --------------            --------------


             7,312                   124,894                    257,309                   283,462                   688,674
            31,339                    29,625                     29,683                    29,625                    23,028
            75,206                    15,612                     64,327                    56,692                   218,850
             4,033                    17,829                     36,176                    37,872                    72,802
            10,120                    11,229                     11,229                    11,229                    19,951
                --                    14,803                     31,893                    46,298                    43,987
               987                     5,104                      9,848                    10,393                    17,586
               154                     2,108                      3,134                       221                    10,402
               122                     1,561                      3,216                     3,543                     6,887
                --                    16,231                     42,135                    26,360                    43,719
                --                        --                      2,469                        --                        --
                --                     1,537                      3,916                    10,825                    39,639
     -------------             -------------             --------------            --------------            --------------
           129,273                   240,533                    495,335                   516,520                 1,185,525
          (117,085)                  (53,268)                  (109,371)                  (91,365)                 (221,381)
     -------------             -------------             --------------            --------------            --------------
            12,188                   187,265                    385,964                   425,155                   964,144
     -------------             -------------             --------------            --------------            --------------
            82,780                   235,887                    496,124                   636,760                  (145,903)
     -------------             -------------             --------------            --------------            --------------



          (277,460)               (3,604,230)               (30,205,718)              (20,635,148)              (66,003,553)
          (946,629)               (2,140,008)                 4,523,736                (3,581,633)                9,843,012
     -------------             -------------             --------------            --------------            --------------
        (1,224,089)               (5,744,238)               (25,681,982)              (24,216,781)              (56,160,541)
     -------------             -------------             --------------            --------------            --------------

        (1,217,844)              (13,730,526)               (28,462,419)              (35,314,697)              (26,736,162)
     -------------             -------------             --------------            --------------            --------------
        (2,441,933)              (19,474,764)               (54,144,401)              (59,531,478)              (82,896,703)
     -------------             -------------             --------------            --------------            --------------

     $  (2,359,153)           $  (19,238,877)            $  (53,648,277)           $  (58,894,718)           $  (83,042,606)
     =============            ==============             ==============            ==============            ==============


                       See Notes to Financial Statements.               Page 81

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                  First Trust                                 First Trust
                                                               Dow Jones Select                              Morningstar(R)
                                                                   MicroCap                               Dividend Leaders(SM)
                                                                 Index(SM) Fund                                 Index Fund
                                                  ---------------------------------------     -------------------------------------
                                                    For the Year         For the Year           For the Year        For the Year
                                                        Ended                Ended                  Ended              Ended
                                                  December 31, 2008    December 31, 2007      December 31, 2008   December 31, 2007
                                                  ------------------   ------------------     -----------------   -----------------
OPERATIONS:
   Net investment income (loss)                     $     119,605      $     104,779          $   2,595,775        $   3,301,865
   Net realized gain (loss)                            (1,433,938)         1,235,896            (19,289,024)           4,928,844
   Net change in unrealized appreciation
      (depreciation)                                   (4,841,892)        (2,332,891)            (3,052,374)         (17,025,191)
                                                    -------------      -------------          -------------        -------------
   Net increase (decrease) in net assets resulting
      from operations                                  (6,156,225)          (992,216)           (19,745,623)          (8,794,482)
                                                    -------------      -------------          -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                 (134,425)          (101,775)            (2,534,302)          (3,182,601)
   Net realized gain                                           --                 --                     --                   --
   Return of capital                                       (4,281)                --                     --                   --
                                                    -------------      -------------          -------------        -------------
   Total distributions to shareholders                   (138,706)          (101,775)            (2,534,302)          (3,182,601)
                                                    -------------      -------------          -------------        -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                            4,065,981         20,378,526             12,711,476           69,676,425
   Value of shares repurchased                         (1,687,158)       (18,156,774)           (11,885,997)         (68,286,075)
                                                    -------------      -------------          -------------        -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions                     2,378,823          2,221,752                825,479            1,390,350
                                                    -------------      -------------          -------------        -------------

   Total increase (decrease) in net assets             (3,916,108)         1,127,761            (21,454,446)         (10,586,733)

NET ASSETS:
   Beginning of period                                 17,992,801         16,865,040             64,650,489           75,237,222
                                                    -------------      -------------          -------------        -------------

   End of period                                      $14,076,693        $17,992,801            $43,196,043          $64,650,489
                                                    =============      =============          =============        =============

   Accumulated net investment income (loss)
      at end of period                              $          --      $       4,380          $      70,975        $       9,502
                                                    =============      =============          =============        =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period                805,000            705,000              3,200,002            3,200,002
   Shares sold                                            250,000            850,000                850,000            2,950,000
   Shares repurchased                                    (100,000)          (750,000)              (750,000)          (2,950,000)
                                                    -------------      -------------          -------------        -------------
   Shares outstanding, end of period                      955,000            805,000              3,300,002            3,200,002
                                                    =============      =============          =============        =============


Page 82                See Notes to Financial Statements.

                                          First Trust                     First Trust
           First Trust                    NASDAQ-100                       NASDAQ-100-                    First Trust
              US IPO                     Equal Weighted                  Technology Sector            Amex(R) Biotechnology
           Index Fund                    Index(SM) Fund                     Index(SM) Fund                 Index Fund
------------------------------   -----------------------------   -----------------------------   -------------------------------
 For the Year    For the Year    For the Year    For the Year    For the Year    For the Year     For the Year     For the Year
     Ended           Ended           Ended           Ended           Ended           Ended            Ended           Ended
 December 31,    December 31,    December 31,    December 31,     December 31,    December 31,    December 31,     December 31,
    2008             2007            2008             2007            2008           2007              2008           2007
-------------   --------------   ------------   --------------   ------------   --------------    -------------   --------------
$     94,845    $     59,250   $       2,020    $    (19,001)    $     (2,159)  $     (37,744)    $     391,584   $   (302,002)
  (3,992,771)      1,899,376      (5,747,420)      3,268,754       (3,630,678)      3,065,233        (9,859,786)     7,149,648
  (6,916,703)      1,187,879      (6,647,266)     (1,694,511)      (5,540,626)     (1,702,778)       (8,907,572)    (7,597,605)
------------    ------------   -------------    ------------     ------------   -------------     -------------   ------------

 (10,814,629)      3,146,505     (12,392,666)      1,555,242       (9,173,463)      1,324,711       (18,375,774)      (749,959)
------------    ------------   -------------    ------------     ------------   -------------     -------------   ------------


    (100,763)        (67,725)         (2,020)             --               --              --          (391,584)            --
          --              --              --              --               --              --                --             --
      (7,057)             --          (7,600)             --               --              --          (201,756)            --
------------    ------------   -------------    ------------     ------------   -------------     -------------   ------------
    (107,820)        (67,725)         (9,620)             --               --              --          (593,340)            --
------------    ------------   -------------    ------------     ------------   -------------     -------------   ------------


   9,223,133      22,872,902       5,116,238      26,192,404        1,934,589      21,483,865        64,260,013     90,771,660
 (16,479,647)    (19,299,601)     (8,777,226)    (22,994,445)      (6,999,081)    (27,116,601)      (59,435,071)   (46,218,394)
------------    ------------   -------------    ------------     ------------   -------------     -------------   ------------

  (7,256,514)      3,573,301      (3,660,988)      3,197,959       (5,064,492)     (5,632,736)        4,824,942     44,553,266
------------    ------------   -------------    ------------     ------------   -------------     -------------   ------------

 (18,178,963)      6,652,081     (16,063,274)      4,753,201      (14,237,955)     (4,308,025)      (14,144,172)    43,803,307


  26,632,731      19,980,650      30,911,302      26,158,101       23,651,551      27,959,576        73,241,047     29,437,740
------------    ------------   -------------    ------------     ------------   -------------     -------------   ------------

$  8,453,768    $ 26,632,731   $  14,848,028    $ 30,911,302     $  9,413,596   $  23,651,551     $  59,096,875   $ 73,241,047
============    ============   =============    ============     ============   =============     =============   ============

          --    $      1,158   $          --    $         --     $         --   $          --     $          --   $         --
============    ============   =============    ============     ============   =============     =============   ============


   1,050,002         900,002       1,400,002       1,300,002        1,100,002       1,400,002         3,000,002      1,250,002
     400,000         950,000         300,000       1,150,000          100,000         950,000         2,750,000      3,600,000
    (850,000)       (800,000)       (500,000)     (1,050,000)        (400,000)     (1,250,000)       (2,750,000)    (1,850,000)
------------    ------------   -------------    ------------     ------------   -------------     -------------   ------------
     600,002       1,050,002       1,200,002       1,400,002          800,002       1,100,002         3,000,002      3,000,002
============    ============   =============    ============     ============   =============     =============   ============


                       See Notes to Financial Statements.               Page 83

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                  First Trust                              First Trust
                                                              Dow Jones Internet                       DB Strategic Value
                                                                 Index(SM) Fund                              Index Fund
                                                  ---------------------------------------   ----------------------------------------

                                                      For the Year        For the Year         For the Year         For the Year
                                                          Ended               Ended                Ended                Ended
                                                    December 31, 2008   December 31, 2007    December 31, 2008    December 31, 2007
                                                  -------------------   -----------------   ------------------    -----------------

OPERATIONS:
   Net investment income (loss)                     $      48,065      $    (231,090)          $     779,120        $     399,329
   Net realized gain (loss)                            (6,500,741)         6,875,695             (16,459,173)           4,078,150
   Net change in unrealized appreciation
      (depreciation)                                  (10,241,121)        (4,669,550)             (8,452,355)          (2,024,723)
                                                    -------------      -------------           -------------        -------------
   Net increase (decrease) in net assets resulting
      from operations                                 (16,693,797)         1,975,055             (24,132,408)           2,452,756
                                                    -------------      -------------           -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (48,065)                --                (786,001)            (394,875)
   Net realized gain                                           --                 --                      --                   --
   Return of capital                                       (1,660)                --                      --                   --
                                                    -------------      -------------           -------------        -------------
   Total distributions to shareholders                    (49,725)                --                (786,001)            (394,875)
                                                    -------------      -------------           -------------        -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                           16,539,332         79,688,355              60,739,339          104,762,439
   Value of shares repurchased                        (21,472,981)       (71,230,802)            (61,576,153)         (62,952,782)
                                                    -------------      -------------           -------------        -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions                    (4,933,649)         8,457,553                (836,814)          41,809,657
                                                    -------------      -------------           -------------        -------------

   Total increase (decrease) in net assets            (21,677,171)        10,432,608             (25,755,223)          43,867,538

NET ASSETS:
   Beginning of Period                                 36,385,656         25,953,048              61,517,693           17,650,155
                                                    -------------      -------------           -------------        -------------

   End of Period                                    $  14,708,485      $  36,385,656           $  35,762,470        $  61,517,693
                                                    =============      =============           =============        =============

   Accumulated net investment income (loss)
      at end of period                              $          --      $          --           $      16,119        $      22,423
                                                    =============      =============           =============        =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period              1,450,002          1,150,002               2,550,002              800,002
   Shares sold                                            750,000          3,200,000               2,700,000            4,350,000
   Shares repurchased                                  (1,150,000)        (2,900,000)             (2,850,000)          (2,600,000)
                                                    -------------      -------------           -------------        -------------
   Shares outstanding, end of period                    1,050,002          1,450,002               2,400,002            2,550,002
                                                    =============      =============           =============        =============


(a)  Inception date.


Page 84                See Notes to Financial Statements.

                                                                                                          First Trust
                 First Trust                                   First Trust                                NASDAQ-100
        Value Line(R) Equity Allocation                   Value Line(R) Dividend                      Ex-Technology Sector
                 Index Fund                                     Index Fund                               Index(SM) Fund
----------------------------------------     ---------------------------------------       -----------------------------------------
                                                                                                               For the Period
    For the Year         For the Year          For the Year           For the Year            For the Year    February 8, 2007 (a)
        Ended                Ended                 Ended                  Ended                   Ended             through
  December 31, 2008    December 31, 2007     December 31, 2008      December 31, 2007       December 31, 2008   December 31, 2007
-------------------    -----------------     -----------------      -----------------       -----------------   -----------------
  $       122,963      $       156,232       $     4,462,660        $     6,133,255         $         1,005     $        (1,364)
       (1,813,174)            (403,914)          (30,544,023)            55,377,383              (1,174,536)            457,158
       (2,790,104)             851,149           (10,121,962)           (65,904,350)             (1,464,973)           (208,808)
  ---------------      ---------------       ---------------        ---------------         ---------------     ---------------

       (4,480,315)             603,467           (36,203,325)            (4,393,712)             (2,638,504)            246,986
  ---------------      ---------------       ---------------        ---------------         ---------------     ---------------


         (125,551)            (171,605)           (4,414,268)            (6,533,096)                 (1,005)                 --
               --                   --                    --                     --                      --                  --
               --                   --                    --                     --                    (335)                 --
  ---------------      ---------------       ---------------        ---------------         ---------------     ---------------
         (125,551)            (171,605)           (4,414,268)            (6,533,096)                 (1,340)                 --
  ---------------      ---------------       ---------------        ---------------         ---------------     ---------------


        9,013,426           25,789,407            13,912,902            177,729,932               7,753,235           8,275,318
      (11,858,239)         (31,723,062)          (38,045,744)          (438,291,965)                     --          (6,403,732)
  ---------------      ---------------       ---------------        ---------------         ---------------     ---------------

       (2,844,813)          (5,933,655)          (24,132,842)          (260,562,033)              7,753,235           1,871,586
  ---------------      ---------------       ---------------        ---------------         ---------------     ---------------

       (7,450,679)          (5,501,793)          (64,750,435)          (271,488,841)              5,113,391           2,118,572


       13,291,366           18,793,159           180,153,222            451,642,063               2,118,572                  --
  ---------------      ---------------       ---------------        ---------------         ---------------     ---------------

  $     5,840,687      $    13,291,366       $   115,402,787        $   180,153,222         $     7,231,963     $     2,118,572
  ===============      ===============       ===============        ===============         ===============     ===============


  $           578      $         3,164       $        48,392        $            --         $            --     $            --
  ===============      ===============       ===============        ===============         ===============     ===============


          650,002              950,002            11,437,986             26,938,000                 100,002                  --
          500,000            1,300,000             1,200,000             10,500,000                 500,000             400,002
         (700,000)          (1,600,000)           (2,650,000)           (26,000,014)                     --            (300,000)
  ---------------      ---------------       ---------------        ---------------         ---------------     ---------------
          450,002              650,002             9,987,986             11,437,986                 600,002             100,002
  ===============      ===============       ===============        ===============         ===============     ===============


                       See Notes to Financial Statements.               Page 85

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                  First Trust                             First Trust
                                                                   NASDAQ(R)                                 S&P
                                                               Clean Edge(R) Green                           REIT
                                                               Energy Index Fund                          Index Fund
                                                  ---------------------------------------   ---------------------------------------
                                                                         For the Period                           For the Period
                                                      For the Year    February 8, 2007 (a)    For the Year        May 8, 2007 (a)
                                                          Ended              through              Ended               through
                                                    December 31, 2008   December 31, 2007   December 31, 2008    December 31, 2007
                                                  -------------------   -----------------   -----------------    -----------------
OPERATIONS:
   Net investment income (loss)                      $     (86,509)      $     (64,652)      $      82,780        $      37,501
   Net realized gain (loss)                             (8,981,107)          4,547,068          (1,224,089)             (64,033)
   Net change in unrealized appreciation
      (depreciation)                                   (30,855,031)          5,571,969          (1,217,844)            (384,315)
                                                     -------------       -------------       -------------        -------------
   Net increase (decrease) in net assets resulting
      from operations                                  (39,922,647)         10,054,385          (2,359,153)            (410,847)
                                                     -------------       -------------       -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        --                  --             (82,045)             (37,501)
   Net realized gain                                            --                  --                  --                   --
   Return of capital                                            --                  --                  --                   --
                                                     -------------       -------------       -------------        -------------
   Total distributions to shareholders                          --                  --             (82,045)             (37,501)
                                                     -------------       -------------       -------------        -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                            18,128,749          57,955,176           7,707,488            3,796,816
   Value of shares repurchased                          (5,614,820)        (17,096,526)         (1,660,294)          (1,767,190)
                                                     -------------       -------------       -------------        -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions                     12,513,929          40,858,650           6,047,194            2,029,626
                                                     -------------       -------------       -------------        -------------

   Total increase (decrease) in net assets             (27,408,718)         50,913,035           3,605,996            1,581,278

NET ASSETS:
   Beginning of Period                                  50,913,035                  --           1,581,278                   --
                                                     -------------       -------------       -------------        -------------

   End of Period                                     $  23,504,317       $  50,913,035       $   5,187,274        $   1,581,278
                                                     =============       =============       =============        =============

   Accumulated net investment income (loss)
      at end of period                               $          --       $          --       $         735        $          --
                                                     =============       =============       =============        =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period               1,650,002                  --             100,002                   --
   Shares sold                                             800,000           2,350,002             650,000              200,002
   Shares repurchased                                     (350,000)           (700,000)           (200,000)            (100,000)
                                                     -------------       -------------       -------------        -------------
   Shares outstanding, end of period                     2,100,002           1,650,002             550,002              100,002
                                                     =============       =============       =============        =============


(a)  Inception date.
(b)  Results prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund.

Page 86                See Notes to Financial Statements.

          First Trust                    First Trust                     First Trust                        First Trust
           ISE Water                ISE-Revere Natural Gas                ISE Chindia                    Value Line(R) 100
          Index Fund                     Index Fund                      Index Fund                     Exchange-Traded Fund
-----------------------------   ------------------------------    -----------------------------    -------------------------------
               For the Period                   For the Period                   For the Period                   For the Period
 For the Year  May 8, 2007 (a)  For the Year    May 8, 2007 (a)   For the Year   May 8, 2007 (a)   For the Year    May 8, 2007 (a)
     Ended       through           Ended           through            Ended          through          Ended          through
 December 31,  December 31,      December 31,    December 31,      December 31,   December 31,     December 31,     December 31,
     2008         2007             2008             2007              2008           2007              2008             2007
-------------  --------------   -------------   --------------    -------------  ---------------   -------------------------------
$     235,887  $     24,450     $     496,124    $     10,866      $    636,760   $     47,735     $   (145,903)   $    (497,794)
   (5,744,238)      263,879       (25,681,982)        403,859       (24,216,781)     2,084,309      (56,160,541)      52,128,707
  (13,730,526)      323,254       (28,462,419)         20,760       (35,314,697)     2,451,608      (26,736,162)      (5,434,509)
-------------  ------------     -------------    ------------      ------------   ------------     ------------    -------------

  (19,238,877)      611,583       (53,648,277)        435,485       (58,894,718)     4,583,652      (83,042,606)      46,196,404
-------------  ------------     -------------    ------------      ------------   ------------     ------------    -------------


     (235,615)      (24,475)         (496,336)         (9,200)         (723,411)       (58,125)              --              --
           --            --                --              --                --             --               --      (18,451,951)
           --            --                --              --            (7,375)            --               --               --
-------------  ------------     -------------    ------------      ------------   ------------     ------------    -------------
     (235,615)      (24,475)         (496,336)         (9,200)         (730,786)       (58,125)              --      (18,451,951)
-------------  ------------     -------------    ------------      ------------   ------------     ------------    -------------


   60,229,848    18,295,951       165,183,948      17,272,326        13,396,978    119,626,564       59,176,893      219,100,688
  (20,907,834)   (6,573,340)      (85,018,202)     (6,541,227)      (21,838,899)   (20,147,791)    (105,222,443)    (319,833,579)
-------------  ------------     -------------    ------------      ------------   ------------     ------------    -------------

   39,322,014    11,722,611        80,165,746      10,731,099        (8,441,921)    99,478,773      (46,045,550)    (100,732,891)
-------------  ------------     -------------    ------------      ------------   ------------     ------------    -------------

   19,847,522    12,309,719        26,021,133      11,157,384       (68,067,425)   104,004,300     (129,088,156)     (72,988,438)


   12,309,719            --        11,157,384              --       104,004,300             --      204,913,425      277,901,863
-------------  ------------     -------------    ------------      ------------   ------------     ------------    -------------

$  32,157,241  $ 12,309,719     $  37,178,517    $ 11,157,384      $ 35,936,875   $104,004,300     $ 75,825,269    $ 204,913,425
=============  ============     =============    ============      ============   ============     ============    =============


$         272  $         --     $       6,195    $      1,666      $         --   $      1,096     $         --    $          --
=============  ============     =============    ============      ============   ============     ============    =============


      550,002            --           500,002              --         3,750,002             --       11,439,982       17,490,000
    2,650,000       850,002         6,150,000         800,002           550,000      4,500,002        3,750,000       12,750,000
   (1,150,000)     (300,000)       (3,500,000)       (300,000)       (1,250,000)      (750,000)      (7,000,000)     (18,800,018)
-------------  ------------     -------------    ------------      ------------   ------------     ------------    -------------
    2,050,002       550,002         3,150,002         500,002         3,050,002      3,750,002        8,189,982       11,439,982
=============  ============     =============    ============      ============   ============     ============    =============


                       See Notes to Financial Statements.               Page 87

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Dow Jones Select MicroCap Index(SM) Fund

                                                                                                             For the Period
                                                  For the               For the            For the       September 27, 2005 (a)
                                                Year Ended            Year Ended         Year Ended            through
                                             December 31, 2008     December 31, 2007   December 31, 2006   December 31, 2005
                                            -------------------   ------------------  ------------------  --------------------
Net asset value, beginning of period          $    22.35            $    23.92           $    20.73         $    20.00
                                              ----------            ----------           ----------         ----------
Income from investment operations:
Net investment income (loss)                        0.17                  0.16                 0.06  (b)          0.03  (b)
Net realized and unrealized gain (loss)            (7.60)                (1.60)                3.19  (b)          0.72  (b)
                                              ----------            ----------           ----------         ----------
Total from investment operations                   (7.43)                (1.44)                3.25               0.75
                                              ----------            ----------           ----------         ----------
Distributions paid to shareholders from:
Net investment income                              (0.17)                (0.13)               (0.06)             (0.02)
Return of capital                                  (0.01)                   --                   --                 --
                                              ----------            ----------           ----------         ----------
Total distribution                                 (0.18)                (0.13)               (0.06)             (0.02)
                                              ----------            ----------           ----------         ----------

Net asset value, end of period                $    14.74            $    22.35           $    23.92         $    20.73
                                              ==========            ==========           ==========         ==========

TOTAL RETURN (c)                                  (33.33)%               (6.02)%              15.69%              3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   14,077             $  17,993           $   16,865         $   39,492
Ratios to average net assets:
Ratio of total expenses to average net assets       1.05%                 1.35%                1.18%              1.44 (d)
Ratio of net expenses to average net assets         0.60%                 0.60%                0.60%              0.60%(d)
Ratio of net investment income
(loss) to average net assets                        0.79%                 0.58%                0.24%              0.51%(d)
Portfolio turnover rate (e)                           85%                   11%                  20%                 6%


First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

                                                                                                                  For the Period
                                                                          For the               For the          March 9, 2006 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2008     December 31, 2007     December 31, 2006
                                                                   --------------------   -------------------  ---------------------
Net asset value, beginning of period                                   $    20.20            $    23.51            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.83                  0.92                  0.59 (b)
Net realized and unrealized gain (loss)                                     (7.13)                (3.35)                 3.52 (b)
                                                                       ----------            ----------            ----------
Total from investment operations                                            (6.30)                (2.43)                 4.11
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.81)                (0.88)                (0.60)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    13.09            $    20.20            $    23.51
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           (31.71)%              (10.64)%               20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   43,196            $   64,650            $   75,237
Ratios to average net assets:
Ratio of total expenses to average net assets                                0.72%                 0.68%                 0.99%(d)
Ratio of net expenses to average net assets                                  0.45%                 0.45%                 0.45%(d)
Ratio of net investment income (loss) to average net assets                  5.07%                 3.87%                 3.55%(d)
Portfolio turnover rate (e)                                                    56%                    9%                    9%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 88                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust US IPO Index Fund

                                                                                                                  For the Period
                                                                          For the               For the           April 12, 2006 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2008     December 31, 2007     December 31, 2006
                                                                   --------------------   -------------------  ---------------------

Net asset value, beginning of period                                   $    25.36            $    22.20            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.15                  0.05                  0.01 (b)
Net realized and unrealized gain (loss)                                    (11.27)                 3.17                  2.19 (b)
                                                                       ----------            ----------            ----------
Total from investment operations                                           (11.12)                 3.22                  2.20
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.14)                (0.06)                   --
Return of capital                                                           (0.01)                   --                    --
                                                                       ----------            ----------            ----------
Total distributions                                                         (0.15)                (0.06)                   --
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    14.09            $    25.36            $    22.20
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           (43.88)%               14.53%                11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    8,454            $   26,633            $   19,981
Ratios to average net assets:
Ratio of total expenses to average net assets1                                .02%                 1.06%                 1.44%(d)
Ratio of net expenses to average net assets                                  0.60%                 0.60%                 0.60%(d)
Ratio of net investment income (loss) to average net assets                  0.50%                 0.24%                 0.07%(d)
Portfolio turnover rate (e)                                                    62%                   11%                   26%


First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

                                                                                                                  For the Period
                                                                          For the               For the           April 19, 2006 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2008     December 31, 2007     December 31, 2006
                                                                   --------------------   -------------------  ---------------------
Net asset value, beginning of period                                   $    22.08            $    20.12            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.00 (f)              (0.02)               (0.01) (b)
Net realized and unrealized gain (loss)                                     (9.70)                 1.98                  0.13  (b)
                                                                       ----------            ----------            ----------
Total from investment operations                                            (9.70)                 1.96                  0.12
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.00) (f)               --                   --
Return of capital                                                           (0.01)                   --                   --
                                                                       ----------            ----------            ----------
Total distributions                                                         (0.01)                   --                    --
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    12.37            $    22.08            $    20.12
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           (43.96)%                9.74%                 0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   14,848            $   30,911            $   26,158
Ratios to average net assets:
Ratio of total expenses to average net assets                                0.88%                 0.95%                 1.31%(d)
Ratio of net expenses to average net assets                                  0.60%                 0.60%                 0.60%(d)
Ratio of net investment income (loss) to average net assets                  0.01%                (0.08)%               (0.07)%(d)
Portfolio turnover rate (e)                                                    39%                   15%                    1%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.


                        See Notes to Financial Statements               Page 89

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                                                                                                                  For the Period
                                                                          For the               For the           April 19, 2006 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2008     December 31, 2007     December 31, 2006
                                                                   --------------------   -------------------  ---------------------

Net asset value, beginning of period                                   $    21.50            $    19.97            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                   --                 (0.03)                (0.03)(b)
Net realized and unrealized gain (loss)                                     (9.73)                 1.56                  0.00 (b)(f)
                                                                       ----------            ----------            ----------
Total from investment operations                                            (9.73)                 1.53                 (0.03)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    11.77            $    21.50            $    19.97
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           (45.26)%                7.66%                (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                     $  9,414             $  23,652             $  27,960
Ratios to average net assets:
Ratio of total expenses to average net assets                                0.88%                 0.92%                 1.37% (d)
Ratio of net expenses to average net assets                                  0.60%                 0.60%                 0.60% (d)
Ratio of net investment income (loss) to average net assets                 (0.01)%               (0.16)%               (0.20)%(d)
Portfolio turnover rate (e)                                                    33%                   10%                    7%


First Trust Amex(R) Biotechnology Index Fund

                                                                                                                  For the Period
                                                                          For the               For the           June 19, 2006 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2008     December 31, 2007     December 31, 2006
                                                                   --------------------   -------------------  ---------------------

Net asset value, beginning of period                                   $    24.41            $    23.55            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.18                 (0.10)                (0.07) (b)
Net realized and unrealized gain (loss)                                     (4.62)                 0.96                  3.62  (b)
                                                                       ----------            ----------            ----------
Total from investment operations                                            (4.44)                 0.86                  3.55
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.18)                   --                    --
Return of capital                                                           (0.09)                   --                    --
                                                                       ----------            ----------            ----------
Total distributions                                                         (0.27)                   --                    --
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    19.70            $    24.41            $    23.55
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           (18.33)%                3.65%                17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   59,097            $   73,241            $   29,438
Ratios to average net assets:
Ratio of total expenses to average net assets                                0.72%                 0.73%                1.22%(d)
Ratio of net expenses to average net assets                                  0.60%                 0.60%                0.60%(d)
Ratio of net investment income (loss) to average net assets                  0.67%                (0.60)%              (0.60)%(d)
Portfolio turnover rate (e)                                                    38%                   11%                    4%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.

Page 90                See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Dow Jones Internet Index(SM) Fund

                                                                                                                  For the Period
                                                                          For the               For the           June 19, 2006 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2008     December 31, 2007     December 31, 2006
                                                                   --------------------   -------------------  ---------------------
Net asset value, beginning of period                                   $    25.09            $    22.57            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.05                 (0.16)                (0.07) (b)
Net realized and unrealized gain (loss)                                    (11.08)                 2.68                  2.64  (b)
                                                                       ----------            ----------            ----------
Total from investment operations                                           (11.03)                 2.52                  2.57
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.05)                   --                   --
Return of capital                                                           (0.00) (f)               --                   --
                                                                       ----------            ----------            ----------

Total distributions                                                         (0.05)                   --                    --
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    14.01            $    25.09            $    22.57
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           (44.02)%               11.17%                12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   14,708            $   36,386            $   25,953
Ratios to average net assets:
Ratio of total expenses to average net assets                                0.82%                 0.70%                 1.24%(d)
Ratio of net expenses to average net assets                                  0.60%                 0.60%                 0.60%(d)
Ratio of net investment income (loss) to average net assets                  0.21%                (0.42)%               (0.55)%(d)
Portfolio turnover rate (e)                                                    44%                    6%                    4%


First Trust DB Strategic Value Index Fund

                                                                                                                  For the Period
                                                                          For the               For the           July 6, 2006 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2008     December 31, 2007     December 31, 2006
                                                                   --------------------   -------------------  ---------------------
Net asset value, beginning of period                                   $    24.12            $    22.06            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.28                  0.20                  0.12 (b)
Net realized and unrealized gain (loss)                                     (9.22)                 2.07                  2.03 (b)
                                                                       ----------            ----------            ----------
Total from investment operations                                            (8.94)                 2.27                  2.15
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.28)                (0.21)                (0.09)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    14.90            $    24.12            $    22.06
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           (37.23)%               10.26%                10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   35,762            $   61,518            $   17,650
Ratios to average net assets:
Ratio of total expenses to average net assets                                0.72%                 1.12%                 2.59%(d)
Ratio of net expenses to average net assets                                  0.65%                 0.65%                 0.65%(d)
Ratio of net investment income (loss) to average net assets                  1.31%                 1.09%                 1.29%(d)
Portfolio turnover rate (e)                                                   157%                   10%                    4%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.               Page 91

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) Equity Allocation Index Fund

                                                                                                                   For the Period
                                                                          For the               For the         December 5, 2006 (a)
                                                                        Year Ended            Year Ended               through
                                                                     December 31, 2008     December 31, 2007     December 31, 2006
                                                                   --------------------   -------------------  ---------------------
Net asset value, beginning of period                                   $    20.45            $    19.78            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.25                  0.24                  0.03  (b)
Net realized and unrealized gain (loss)                                     (7.47)                 0.68                 (0.25) (b)
                                                                       ----------            ----------            ----------
Total from investment operations                                            (7.22)                 0.92                 (0.22)
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.25)                (0.25)                   --
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    12.98            $    20.45            $    19.78
                                                                       ==========            ==========            ==========

TOTAL RETURN (c)                                                           (35.45)%               4.65%                 (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    5,841            $   13,291            $   18,793
Ratios to average net assets:
Ratio of total expenses to average net assets                                1.14%                 1.36%                 3.25%(d)
Ratio of net expenses to average net assets                                  0.70%                 0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                  1.29%                 1.04%                 1.82%(d)
Portfolio turnover rate (e)                                                   120%                   43%                    1%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 92                See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) Dividend Index Fund

                                                                         For the Period
                                               For the     For the Year    June 1, 2006   For the Year For the Year  For the Year
                                            Year Ended        Ended          through         Ended        Ended        Ended
                                            December 31,  December 31,    December 31,       May 31,      May 31,      May 31,
                                               2008           2007            2006 (a)       2006 (a)    2005 (a)     2004 (a)
                                           ------------- -------------- ---------------  ------------- ------------- -------------
Net asset value, beginning of period        $     15.75    $     16.77     $     16.55    $     17.24   $     16.13   $     14.33(j)
                                            -----------    -----------     -----------    -----------   -----------   -----------

Income from investment
     operations:
Net investment income gain (loss)                  0.45           0.44            0.24(b)        0.43          0.41          0.27
Net realized and unrealized gain (loss)           (4.20)         (0.99)           2.10(b)        1.00          1.99          1.86
                                            -----------    -----------     -----------    -----------   -----------   -----------
Total from investment operations                 (3.75)          (0.55)           2.34           1.43          2.40          2.13
                                            -----------    -----------     -----------    -----------   -----------   -----------

Distributions paid to shareholders from:
Net investment income                             (0.45)         (0.47)          (0.63)         (0.42)        (0.37)        (0.20)
Net realized gains                                   --             --           (1.49)         (1.70)        (0.92)        (0.11)
                                            -----------    -----------     -----------    -----------   -----------   -----------
Total distributions to shareholders               (0.45)         (0.47)          (2.12)         (2.12)        (1.29)        (0.31)
                                            -----------    -----------     -----------    -----------   -----------   -----------

Common Shares offering costs
     charged to paid-in capital                      --             --              --             --         (0.00)(c)     (0.02)
                                            -----------    -----------     -----------    -----------   -----------   -----------

Net asset value, end of period              $     11.55    $     15.75     $     16.77    $     16.55   $     17.24   $     16.13
                                            ===========    ===========     ===========    ===========   ===========   ===========

TOTAL RETURN, BASED ON
     NET ASSET VALUE                         (24.17)%(e)    (3.42)%(e)     14.70%(e)(i)      10.26%(d)     16.05%(d)    15.09%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   115,403    $   180,153     $   451,642     $ 536,258     $ 558,705     $ 522,731
Ratios to average net assets:
Ratio of total expenses to average net assets      0.84%          0.85%       0.94%(f)         0.93%         0.93%        0.93%(f)
Ratio of net expenses to average net assets        0.70%          0.70%       0.93%(f)(h)      0.93%         0.93%        0.93%(f)
Ratio of net investment income (loss)
     to average net assets                         3.20%          2.37%       2.36% (f)        2.51%         2.45%        2.29%(f)
Portfolio turnover rate (g)                         109%             5%         28%              58%           57%          46%

(a) The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See Reorganization History below.
(b) Per share amounts have been calculated using the average share method.
(c) Amount represents less than $0.01 per share.
(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(e) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(f) Annualized.
(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(h) The annualized expense ratio is capped at 0.70%. This ratio of 0.93% includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) Dividend Fund.
(i) Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) Dividend Fund. See Reorganization History below.
(j) Net of sales load of $0.675 per common shares on initial offering.

Reorganization History:
-----------------------
First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund"), a closed-end fund organized as a Massachusetts business trust on June 11, 2003, reorganized with and into First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded fund and newly created series of the Trust effective Friday, December 15, 2006. The Predecessor FVD Fund ceased trading on the AMEX(now known as NYSE Alternext US) on Friday, December 15, 2006, and FVD began trading on the AMEX on Monday, December 18, 2006 (effective November 6, 2008, FVD began trading on NYSE Arca), under the ticker symbol "FVD," the same ticker symbol used by the Predecessor FVD Fund. The assets of the Predecessor FVD Fund were transferred to, and the liabilities of the Predecessor FVD Fund were assumed by, FVD in exchange for shares of FVD on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVD Fund on Friday, December 15, 2006. FVD shares have been distributed to the Predecessor FVD Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVD Fund has been terminated. The historical results of the Predecessor FVD Fund survive for financial reporting purposes.


                       See Notes to Financial Statements.               Page 93

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

                                                                                    For the Period
                                                                   For the       February 8, 2007 (a)
                                                                 Year Ended            through
                                                              December 31, 2008    December 31, 2007
                                                              -----------------    ------------------
Net asset value, beginning of period                           $    21.19          $    20.00
                                                               ----------          ----------
Income from investment operations:
Net investment income (loss)                                         0.01               (0.01)
Net realized and unrealized gain (loss)                             (9.14)               1.20
                                                               ----------          ----------
Total from investment operations                                    (9.13)               1.19

Distributions paid to shareholders from:
Net investment income                                               (0.01)                 --
Return of capital                                                   (0.00)(e)              --
                                                               ----------          ----------
Total distributions                                                 (0.01)                 --
Net asset value, end of period                                 $    12.05          $    21.19
                                                               ==========          ==========

TOTAL RETURN (b)                                                   (43.09)%              5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $    7,232          $    2,119
Ratios to average net assets:
Ratio of total expenses to average net assets                        1.86%               2.61% (c)
Ratio of net expenses to average net assets                          0.60%               0.60% (c)
Ratio of net investment income (loss) to average net assets          0.03%              (0.04)%(c)
Portfolio turnover rate (d)                                            67%                 27%


First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund

                                                                                     For the Period
                                                                   For the        February 8, 2007 (a)
                                                                 Year Ended             through
                                                              December 31, 2008    December 31, 2007
                                                              -----------------    ------------------
Net asset value, beginning of period                           $    30.86          $    20.00
                                                               ----------          ----------
Income from investment operations:
Net investment income (loss)                                        (0.04)              (0.04)
Net realized and unrealized gain (loss)                            (19.63)              10.90
                                                               ----------          ----------
Total from investment operations                                   (19.67)              10.86
                                                               ----------          ----------
Net asset value, end of period                                 $    11.19          $    30.86
                                                               ==========          ==========

TOTAL RETURN (b)                                                   (63.74)%             54.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $   23,504          $   50,913
Ratios to average net assets:
Ratio of total expenses to average net assets                        0.83%               1.00% (c)
Ratio of net expenses to average net assets                          0.60%               0.60% (c)
Ratio of net investment income (loss) to average net assets         (0.21)%             (0.33)%(c)
Portfolio turnover rate (d)                                            32%                  4%

(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e) Amount represents less than $0.01 per share.


Page 94                See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust S&P REIT Index Fund

                                                                                   For the Period
                                                                   For the         May 8, 2007 (a)
                                                                 Year Ended            through
                                                              December 31, 2008   December 31, 2007
                                                              -----------------   ------------------
Net asset value, beginning of period                           $    15.81         $    20.00
                                                               ----------         ----------
Income from investment operations:
Net investment income (loss)                                         0.31               0.32 (b)
Net realized and unrealized gain (loss)                             (6.38)             (4.13)(b)
                                                               ----------         ----------
Total from investment operations                                    (6.07)             (3.81)
                                                               ----------         ----------
Distributions paid to shareholders from:
Net investment income                                               (0.31)            (0.38)
                                                               ----------         ----------
Net asset value, end of period                                 $     9.43         $    15.81
                                                               ==========         ==========

TOTAL RETURN (c)                                                   (38.87)%           (19.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $   5,187        $    1,581
Ratios to average net assets:
Ratio of total expenses to average net assets                        5.30%              8.41%(d)
Ratio of net expenses to average net assets                          0.50%              0.50%(d)
Ratio of net investment income (loss) to average net assets          3.40%              2.73%(d)
Portfolio turnover rate (e)                                            20%                25%


First Trust ISE Water Index Fund

                                                                                   For the Period
                                                                   For the         May 8, 2007 (a)
                                                                 Year Ended            through
                                                              December 31, 2008   December 31, 2007
                                                              -----------------   ------------------
Net asset value, beginning of period                           $    22.38         $    20.00
                                                               ----------         ----------
Income from investment operations:
Net investment income (loss)                                         0.12               0.04
Net realized and unrealized gain (loss)                             (6.69)              2.38
                                                               ----------         ----------
Total from investment operations                                    (6.57)              2.42
                                                               ----------         ----------
Distributions paid to shareholders from:
Net investment income                                               (0.12)             (0.04)
                                                               ----------         ----------
Net asset value, end of period                                 $    15.69         $    22.38
                                                               ==========         ==========

TOTAL RETURN (c)                                                   (29.40)%            12.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $   32,157         $   12,310
Ratios to average net assets:
Ratio of total expenses to average net assets                        0.77%              1.68%(d)
Ratio of net expenses to average net assets                          0.60%              0.60%(d)
Ratio of net investment income (loss) to average net assets          0.76%              0.46%(d)
Portfolio turnover rate (e)                                            45%                 3%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements.               Page 95

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust ISE-Revere Natural Gas Index Fund

                                                                                   For the Period
                                                                   For the         May 8, 2007 (a)
                                                                 Year Ended          through
                                                              December 31, 2008   December 31, 2007
                                                              -----------------   ------------------
Net asset value, beginning of period                           $    22.31         $    20.00
                                                               ----------         ----------
Income from investment operations:
Net investment income (loss)                                         0.14               0.03
Net realized and unrealized gain (loss)                            (10.51)              2.30
                                                               ----------         ----------
Total from investment operations                                   (10.37)              2.33
                                                               ----------         ----------
Distributions paid to shareholders from:
Net investment income                                               (0.14)             (0.02)
                                                               ----------         ----------
Net asset value, end of period                                 $    11.80         $    22.31
                                                               ==========         ==========

TOTAL RETURN (b)                                                   (46.57)%            11.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $ 37,179          $  11,157
Ratios to average net assets:
Ratio of total expenses to average net assets                        0.77%              2.36%(c)
Ratio of net expenses to average net assets                          0.60%              0.60%(c)
Ratio of net investment income (loss) to average net assets          0.77%              0.32%(c)
Portfolio turnover rate (d)                                           116%                 5%


First Trust ISE Chindia Index Fund

                                                                                   For the Period
                                                                   For the         May 8, 2007 (a)
                                                                 Year Ended            through
                                                              December 31, 2008   December 31, 2007
                                                              -----------------   ------------------
Net asset value, beginning of period                           $    27.73         $    20.00
                                                               ----------         ----------
Income from investment operations:
Net investment income (loss)                                         0.17               0.02
Net realized and unrealized gain (loss)                            (15.92)              7.73
                                                               ----------         ----------
Total from investment operations                                   (15.75)              7.75
                                                               ----------         ----------
Distributions paid to shareholders from:
Net investment income                                               (0.20)             (0.02)
Return of capital                                                   (0.00)(e)             --
                                                               ----------         ----------
Total distributions                                                 (0.20)             (0.02)
                                                               ----------         ----------
Net asset value, end of period                                 $    11.78         $    27.73
                                                               ==========         ==========

TOTAL RETURN (b)                                                   (56.98)%            38.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $ 35,937          $ 104,004
Ratios to average net assets:
Ratio of total expenses to average net assets                        0.73%              0.82%(c)
Ratio of net expenses to average net assets                          0.60%              0.60%(c)
Ratio of net investment income (loss) to average net assets          0.90%              0.17%(c)
Portfolio turnover rate (d)                                            39%                 2%

(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e) Amount represents less than $0.01 per share.Trust Value Line(R) 100 Exchange-Traded Fund


Page 96            See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) 100 Exchange-Traded Fund

                                                For the       For the Year      For the Year       For the Year    For the Year
                                              Year Ended         Ended            Ended              Ended            Ended
                                             December 31,      December 31,     December 31,      December 31,      December 31,
                                                2008            2007 (a)         2006 (a)            2005 (a)          2004 (a)
                                            -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of period         $     17.91       $     15.89       $     17.16       $     18.05       $     16.61
                                             -----------       -----------       -----------       -----------       -----------

Income from investment operations:
Net investment income (loss)                       (0.02)             1.02             (0.07)            (0.08)            (0.09)

Net realized and unrealized gain (loss)            (8.63)             2.06              0.68              2.00              2.19
                                             -----------       -----------       -----------       -----------       -----------
Total from investment operations                   (8.65)             3.08              0.61              1.92              2.10

Distributions paid to shareholders from:
Net realized gains                                    --             (1.06)            (1.88)            (2.81)            (0.66)
                                             -----------       -----------       -----------       -----------       -----------


Common Shares offering costs
     charged to paid-in capital                       --                --               --                 --             (0.00)(b)
                                             -----------       -----------       -----------       -----------       -----------

Net asset value, end of period               $      9.26       $     17.91       $     15.89       $     17.16       $     18.05
                                             ===========       ===========       ===========       ===========       ===========

TOTAL RETURN, BASED ON
     NET ASSET VALUE                              (48.30)%(d)        19.91%(d)(g)       4.59%(c)         11.86%(c)         13.05%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  75,825         $ 204,913         $ 277,902         $ 300,049         $ 315,632

Ratios to average net assets:

Ratio of total expenses to average net assets       0.86%             0.89%             0.97%             0.95%             0.97%
Ratio of net expenses to average net assets         0.70%             0.83%(f)          0.97%             0.95%             0.97%
Ratio of net investment income (loss)
     to average net assets                        (0.11)%            (0.21)%           (0.40)%           (0.43)%           (0.52)%
Portfolio turnover rate (e)                          251%              111%               234%             240%              220%

(a) The Fund commenced operations on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See Reorganization History Below.
(b) Amount represents less than $0.01 per share.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) The annualized expense ratio is capped at 0.70% for the first two years from the date of the reorganization. This ratio of 0.83% includes expenses for a portion of the period prior to the reorganization of the First Trust Value Line(R) 100 Fund.
(g) Prior to June 18, 2007, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) 100 Fund. See Reorganization History below.

Reorganization History:
-----------------------
First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predecessor FVL Fund ceased trading on the AMEX (now known as NYSE Alternext US) on Friday, June 15, 2007 and FVL began trading on the AMEX on Monday, June 18, 2007 (effective November 6, 2008, FVL began trading on
NYSE Arca), under the ticker symbol "FVL," the same ticker symbol used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund survive for financial reporting purposes.


                       See Notes to Financial Statements.               Page 97

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                DECEMBER 31, 2008

                                 1. Organization

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of seventeen exchange-traded funds:
First Trust Dow Jones Select MicroCap Index(SM) Fund - (NYSE Arca, Inc.
     ticker "FDM")
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund -
     (NYSE Arca, Inc. ticker "FDL")
First Trust US IPO Index Fund(1) - (NYSE Arca, Inc. ticker "FPX")
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (NASDAQ ticker "QQEW") First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ ticker "QTEC") First Trust Amex(R) Biotechnology Index Fund - (NYSE Arca, Inc. ticker "FBT") First Trust Dow Jones Internet Index(SM) Fund - (NYSE Arca, Inc. ticker "FDN") First Trust DB Strategic Value Index Fund - (NYSE Arca, Inc. ticker "FDV")
First Trust Value Line(R) Equity Allocation Index Fund -
     (NYSE Arca, Inc.  ticker "FVI")
First Trust Value Line(R) Dividend Index Fund - (NYSE Arca, Inc. ticker "FVD") First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund -
     (NASDAQ ticker "QQXT")
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund(2) -
     (NASDAQ ticker "QCLN")
First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ticker "FRI")
First Trust ISE Water Index Fund - (NYSE Arca, Inc. ticker "FIW")
First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca, Inc. ticker "FCG") First Trust ISE Chindia Index Fund - (NYSE Arca, Inc. ticker "FNI")
First Trust Value Line(R) 100 Exchange-Traded Fund -
     (NYSE Arca, Inc. ticker "FVL")

(1) Formerly First Trust IPOX-100 Index Fund. See Note 8 to Financial Statements for information regarding this Fund's name change.
(2) Formerly First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund. See Note 8 to Financial Statements for information regarding this Fund's name change.

Each fund represents a separate series of beneficial interest in the Trust (individually, each a "Fund" and collectively, "the Funds"). Each Fund's shares are listed and traded on NYSE Arca, Inc. ("NYSE Arca") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ(R)"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


Fund                                                                    Index
First Trust Dow Jones Select MicroCap Index(SM) Fund                    Dow Jones Select MicroCap Index(SM)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund              Morningstar(R) Dividend Leaders(SM) Index
First Trust US IPO Index Fund                                           IPOX-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 NASDAQ-100 Technology Sector Index(SM)
First Trust Amex(R) Biotechnology Index Fund                            Amex(R) Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                           Dow Jones Internet Composite Index(SM)
First Trust DB Strategic Value Index Fund                               Deutsche Bank CROCI(R) US+ Index(TM)
First Trust Value Line(R) Equity Allocation Index Fund                  Value Line(R) Equity Allocation Index
First Trust Value Line(R) Dividend Index Fund                           Value Line(R) Dividend Index
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             NASDAQ(R) Clean Edge(R) Green Energy Index(3)
First Trust S&P REIT Index Fund                                         S&P United States REIT Index(4)
First Trust ISE Water Index Fund                                        ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                           ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                                      ISE ChIndia Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund                      Value Line(R) 100 Index


(3) Formerly NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index. See Note 8 to Financial Statements for information regarding this Index's name change.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008

(4) On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current index, would have generated.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


A. Portfolio Valuation
Each Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices that may differ from current market quotations or official closing sale prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing sale prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding Index, which, in turn, could result in a difference between a Fund's performance and the performance of its Index.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No.157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of January 1, 2008, the beginning of each Fund's current fiscal year. The three levels of the fair value hierarchy under FAS 157 are as follows:

      o  Level 1- quoted prices in active markets for identical securities

      o Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      o Level 3- significant unobservable inputs (including a Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of December 31, 2008 is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008

B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.


C. Dividends and Distribution to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid semi-annually, except for First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the period ended December 31, 2008 were as follows:


                                                                                 Distributions      Distributions    Distributions
                                                                                    paid from           paid           paid from
                                                                                    Ordinary        from Capital       Return of
                                                                                     Income             Gains           Capital
                                                                                ---------------    --------------   ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                            $     134,425      $        --       $      4,281
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                          2,534,302               --                 --
First Trust US IPO Index Fund                                                         100,763               --              7,057
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                    2,020               --              7,600
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                    --               --                 --
First Trust Amex(R) Biotechnology Index Fund                                          391,584               --            201,756
First Trust Dow Jones Internet Index(SM) Fund                                          48,065               --              1,660
First Trust DB Strategic Value Index Fund                                             786,001               --                 --
First Trust Value Line(R) Equity Allocation Index Fund                                125,551               --                 --
First Trust Value Line(R) Dividend Index Fund                                       4,414,268               --                 --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                              1,005               --                335
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                --               --                 --
First Trust S&P REIT Index Fund                                                        82,045               --                 --
First Trust ISE Water Index Fund                                                      235,615               --                 --
First Trust ISE-Revere Natural Gas Index Fund                                         496,336               --                 --
First Trust ISE Chindia Index Fund                                                    723,411               --              7,375
First Trust Value Line(R) 100 Exchange-Traded Fund                                         --               --                 --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008

The tax character of distributions paid by each Fund during the period ended December 31, 2007 were as follows:


                                                                                 Distributions      Distributions    Distributions
                                                                                    paid from           paid           paid from
                                                                                    Ordinary        from Capital       Return of
                                                                                     Income             Gains           Capital
                                                                                ----------------   --------------   ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                            $     101,775      $        --       $         --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)                      3,792,601               --                 --
First Trust US IPO Index Fund                                                          67,725               --                 --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                       --               --                 --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                    --               --                 --
First Trust Amex(R) Biotechnology Index Fund                                               --               --                 --
First Trust Dow Jones Internet Index(SM) Fund                                              --               --                 --
First Trust DB Strategic Value Index Fund                                             394,875               --                 --
First Trust Value Line(R) Equity Allocation Index Fund                                171,605               --                 --
First Trust Value Line(R) Dividend Index Fund                                       6,533,096               --                 --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                 --               --                 --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                --               --                 --
First Trust S&P REIT Index Fund                                                        37,501               --                 --
First Trust ISE Water Index Fund                                                       24,475               --                 --
First Trust ISE-Revere Natural Gas Index Fund                                           9,200               --                 --
First Trust ISE Chindia Index Fund                                                     58,125               --                 --
First Trust Value Line(R) 100 Exchange-Traded Fund (B)                                     --               --                 --


(A) For the tax year ended November 30, 2007, the Fund distributed $2,951,001 from ordinary income. The Fund changed its tax year to December 31, effective December 1, 2007, and therefore had a short tax year of December 1 to December 31, 2007. The Fund distributed $841,600 from ordinary income for the period December 1 through December 31, 2007.

(B) All distributions were paid prior to June 18, 2007 and are of First Trust Value Line(R) 100 Fund and are reported on the Statement of Changes found on page 87 of this report.



As of December 31, 2008, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                                      Accumulated
                                                                       Undistributed         Net Unrealized           Capital and
                                                                         Ordinary             Appreciation               Other
                                                                          Income             (Depreciation)           Gain (Loss)
                                                                     -----------------    --------------------     -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                  $          --        $    (6,490,318)         $    (3,413,475)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                   70,975            (16,593,980)             (16,671,468)
First Trust US IPO Index Fund                                                    --             (5,045,021)              (4,547,609)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                             --             (8,880,849)              (5,479,677)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                          --             (7,377,387)              (3,739,684)
First Trust Amex(R) Biotechnology Index Fund                                     --            (19,638,475)              (3,914,491)
First Trust Dow Jones Internet Index(SM) Fund                                    --            (14,032,375)              (6,548,840)
First Trust DB Strategic Value Index Fund                                    16,119            (11,140,313)             (18,269,357)
First Trust Value Line(R) Equity Allocation Index Fund                          578             (2,160,824)              (2,807,705)
First Trust Value Line(R) Dividend Index Fund                                48,392            (28,447,618)             (29,023,389)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                       --             (2,019,211)                (889,004)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                      --            (26,986,611)              (6,482,142)
First Trust S&P REIT Index Fund                                                 735             (1,785,140)                (122,399)
First Trust ISE Water Index Fund                                                272            (14,020,503)              (2,986,875)
First Trust ISE-Revere Natural Gas Index Fund                                 6,195            (30,821,919)             (27,176,142)
First Trust ISE Chindia Index Fund                                               --            (33,667,547)             (21,613,096)
First Trust Value Line(R) 100 Exchange-Traded Fund                               --             (4,471,455)             (76,561,610)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008

D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Funds' current fiscal year. As of December 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At December 31, 2008 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                            Capital Loss   Capital Loss   Capital Loss  Capital Loss
                                                              Available      Available      Available     Available       Total
                                                               Through        Through        Through       Through    Capital Loss
                                                                2013           2014           2015          2016        Available
                                                           -------------   ------------   -----------   -----------   --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund        $        --    $ 1,604,481    $   910,503   $   893,582   $ 3,408,566
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund       52,755        202,279        198,670    14,961,725    15,415,429
First Trust US IPO Index Fund                                        --        303,759        740,683     2,682,788     3,727,230
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 --         15,480        271,083     1,957,170     2,243,733
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              --         95,862        535,229     1,421,664     2,052,755
First Trust Amex(R) Biotechnology Index Fund                         --             --             --     2,061,136     2,061,136
First Trust Dow Jones Internet Index(SM) Fund                        --             --             --     6,446,426     6,446,426
First Trust DB Strategic Value Index Fund                            --         45,432        831,336    11,401,861    12,278,629
First Trust Value Line(R) Equity Allocation Index Fund               --             --      1,439,101     1,167,881     2,606,982
First Trust Value Line(R) Dividend Index Fund                        --             --      4,488,019    21,877,186    26,365,205
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund           --             --          7,779       143,596       151,375
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          --             --        141,332     4,246,707     4,388,039
First Trust S&P REIT Index Fund                                      --             --         10,162        11,848        22,010
First Trust ISE Water Index Fund                                     --             --            592       318,246       318,838
First Trust ISE-Revere Natural Gas Index Fund                        --             --          5,274     7,264,703     7,269,977
First Trust ISE Chindia Index Fund                                   --             --             --    11,202,148    11,202,148
First Trust Value Line(R) 100 Exchange-Traded Fund                   --             --      6,804,100    47,805,834    54,609,934


Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

The following Funds incurred and elected to defer net capital losses as follows:

                                                               Post-October Losses
                                                              --------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund          $          4,909
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           1,256,039
First Trust US IPO Index Fund                                          820,379
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 3,235,944
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              1,686,929
First Trust Amex(R) Biotechnology Index Fund                         1,853,355
First Trust Dow Jones Internet Index(SM) Fund                          102,414
First Trust DB Strategic Value Index Fund                            5,990,728
First Trust Value Line(R) Equity Allocation Index Fund                 200,723
First Trust Value Line(R) Dividend Index Fund                        2,658,184
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund             737,629
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          2,094,103
First Trust S&P REIT Index Fund                                        100,389
First Trust ISE Water Index Fund                                     2,668,037
First Trust ISE-Revere Natural Gas Index Fund                       19,906,165
First Trust ISE Chindia Index Fund                                  10,410,948
First Trust Value Line(R) 100 Exchange-Traded Fund                  21,951,676

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008

In order to present paid-in capital and accumulated net realized gains (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gains (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the period ended December 31, 2008, the adjustments of each Fund were as follows:

                                                                      Accumulated           Accumulated Net
                                                                    Net Investment       Realized Gain (Loss)           Paid-in
                                                                     Income (Loss)          on Investments              Capital
                                                                  -------------------  ------------------------   ------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund               $      10,440          $       338,951          $     (349,391)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                    --                2,139,133              (2,139,133)
First Trust US IPO Index Fund                                              4,760                  684,086                (688,846)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                          --                  550,990                (550,590)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                    2,159                  782,106                (784,265)
First Trust Amex(R) Biotechnology Index Fund                                  --                1,483,910              (1,483,910)
First Trust Dow Jones Internet Index(SM) Fund                                 --                5,139,109              (5,139,109)
First Trust DB Strategic Value Index Fund                                    577               (1,508,257)              1,507,680
First Trust Value Line(R) Equity Allocation Index Fund                         2                  406,558                (406,560)
First Trust Value Line(R) Dividend Index Fund                                 --                (101,249)                 101,249
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                    --                       --                      --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                86,509               1,251,500              (1,338,009)
First Trust S&P REIT Index Fund                                               --                  967,010                (967,010)
First Trust ISE Water Index Fund                                              --                2,180,132              (2,180,132)
First Trust ISE-Revere Natural Gas Index Fund                               4,741              (3,768,534)              3,763,793
First Trust ISE Chindia Index Fund                                         85,555               3,737,614              (3,823,169)
First Trust Value Line(R) 100 Exchange-Traded Fund                        145,903              (9,614,229)              9,468,326


E. Expenses
Expenses that are directly related to one of the Funds are charged directly to that Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:


Fund                                                                         Licensor
First Trust Dow Jones Select MicroCap Index(SM) Fund                         Dow Jones & Company, Inc.
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                   Morningstar, Inc.
First Trust US IPO Index Fund                                                IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                         The NASDAQ Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                      The NASDAQ Stock Market, Inc.
First Trust Amex(R) Biotechnology Index Fund                                 NYSE Euronext
First Trust Dow Jones Internet Index(SM) Fund                                Dow Jones & Company, Inc.
First Trust DB Strategic Value Index Fund                                    Deutsche Bank AG
First Trust Value Line(R) Equity Allocation Index Fund                       Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                                Value Line Publishing, Inc.(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                   The NASDAQ Stock Market, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  The NASDAQ Stock Market, Inc. / Clean Edge, Inc.
First Trust S&P REIT Index Fund                                              Standard & Poor's / Citigroup
First Trust ISE Water Index Fund                                             International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                                International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                                           International Securities Exchange, LLC
First Trust Value Line(R) 100 Exchange-Traded Fund                           Value Line Publishing, Inc.(R)


The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008


F. Accounting Pronouncement
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures, if any.



          3. Investment Advisory Fee and Other Affiliated Transactions

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                % of Average
                                                              Daily Net Assets
                                                            --------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund          0.30%
First Trust US IPO Index Fund                                       0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund             0.40%
First Trust Amex(R) Biotechnology Index Fund                        0.40%
First Trust Dow Jones Internet Index(SM) Fund                       0.40%
First Trust DB Strategic Value Index Fund                           0.50%
First Trust Value Line(R) Equity Allocation Index Fund              0.50%
First Trust Value Line(R) Dividend Index Fund                       0.50%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund          0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund         0.40%
First Trust S&P REIT Index Fund                                     0.30%
First Trust ISE Water Index Fund                                    0.40%
First Trust ISE-Revere Natural Gas Index Fund                       0.40%
First Trust ISE Chindia Index Fund                                  0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund                  0.50%


The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse the Funds to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceeded the percentage of average daily net assets per year (the "Expense Cap") as shown below:

                                                                Expense Cap
                                                             ------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund               0.60%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund         0.45%
First Trust US IPO Index Fund                                      0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund               0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund            0.60%
First Trust Amex(R) Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index(SM) Fund                      0.60%
First Trust DB Strategic Value Index Fund                          0.65%
First Trust Value Line(R) Equity Allocation Index Fund             0.70%
First Trust Value Line(R) Dividend Index Fund                      0.70%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund         0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund        0.60%
First Trust S&P REIT Index Fund                                    0.50%
First Trust ISE Water Index Fund                                   0.60%
First Trust ISE-Revere Natural Gas Index Fund                      0.60%
First Trust ISE Chindia Index Fund                                 0.60%
First Trust Value Line(R) 100 Exchange-Traded Fund                 0.70%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008

Except for First Trust Value Line(R) 100 Exchange-Traded Fund's Expense Cap, which has an Expense Cap Termination Date of June 18, 2009, each Fund's Expense Cap will be in effect until the Expense Cap Termination Date of May 15, 2009. Expenses borne by the Advisor are subject to reimbursement by a Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap.

The advisory fee waivers and expense reimbursements for the period ended December 31, 2008 and the expenses borne by the Advisor subject to reimbursement by each Fund from inception through December 31, 2008 were as follows:


                                                                                                                  Expenses Borne
                                                                                                                    by Advisor
                                                                   Advisory Fee               Expense               Subject to
                                                                      Waivers             Reimbursements           Reimbursement
                                                                 -----------------     --------------------     ------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund             $    68,793             $         --            $     350,298
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           139,071                       --                  457,617
First Trust US IPO Index Fund                                         76,420                    3,712                  295,841
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                  62,497                       --                  248,583
First Trust NASDAQ-100-Technology Sector Index(SM) Fund               41,362                       --                  210,615
First Trust Amex(R) Biotechnology Index Fund                          71,442                       --                  217,225
First Trust Dow Jones Internet Index(SM) Fund                         51,795                       --                  186,538
First Trust DB Strategic Value Index Fund                             41,333                       --                  294,960
First Trust Value Line(R) Equity Allocation Index Fund                42,356                       --                  166,745
First Trust Value Line(R) Dividend Index Fund                        198,186                       --                  625,616
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            14,241                   30,451                  105,934
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           96,621                       --                  173,854
First Trust S&P REIT Index Fund                                        7,312                  109,773                  225,693
First Trust ISE Water Index Fund                                      53,268                       --                  110,932
First Trust ISE-Revere Natural Gas Index Fund                        109,371                       --                  168,728
First Trust ISE Chindia Index Fund                                    91,365                       --                  152,586
First Trust Value Line(R) 100 Exchange-Traded Fund                   221,381                       --                  359,956


The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM") (formerly known as The Bank of New York). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC, Inc., provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and "interested" Trustee receive no compensation from the trusts for serving in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008

                        Purchases and Sales of Securities

For the period ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                            Purchases                Sales
                                                                        -----------------      -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                    $  13,318,047          $    13,378,732
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                 29,310,898               29,158,740
First Trust US IPO Index Fund                                              12,008,507               12,073,809
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                        8,953,750                9,042,717
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                     4,990,180                5,058,812
First Trust Amex(R) Biotechnology Index Fund                               22,426,218               24,030,727
First Trust Dow Jones Internet Index(SM) Fund                              10,578,864               10,138,747
First Trust DB Strategic Value Index Fund                                  93,890,444              109,369,540
First Trust Value Line(R) Equity Allocation Index Fund                     11,593,388               14,839,586
First Trust Value Line(R) Dividend Index Fund                             154,882,480              154,761,280
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                  2,593,818                2,607,671
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                13,258,053               13,234,963
First Trust S&P REIT Index Fund                                               603,020                  509,525
First Trust ISE Water Index Fund                                           13,973,695               14,560,699
First Trust ISE-Revere Natural Gas Index Fund                              70,749,407               81,756,450
First Trust ISE Chindia Index Fund                                         27,794,630               27,994,647
First Trust Value Line(R) 100 Exchange-Traded Fund                        351,840,590              362,213,758


For the period ended December 31, 2008, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                            Purchases                Sales
                                                                        -----------------      -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                    $   4,065,374          $    1,681,916
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                 12,610,166              11,807,338
First Trust US IPO Index Fund                                               9,214,453              16,448,911
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                        5,117,620               8,781,146
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                     1,935,066               7,013,304
First Trust Amex(R) Biotechnology Index Fund                               63,764,788              57,571,136
First Trust Dow Jones Internet Index(SM) Fund                              16,562,713              21,554,518
First Trust DB Strategic Value Index Fund                                  60,564,169              45,955,596
First Trust Value Line(R) Equity Allocation Index Fund                      8,568,556               8,217,060
First Trust Value Line(R) Dividend Index Fund                              13,806,381              38,150,223
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                  7,767,493                      --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                18,155,627               5,630,792
First Trust S&P REIT Index Fund                                             7,617,131               1,631,449
First Trust ISE Water Index Fund                                           60,158,902              20,261,084
First Trust ISE-Revere Natural Gas Index Fund                             165,166,510              74,009,508
First Trust ISE Chindia Index Fund                                         13,398,811              21,816,658
First Trust Value Line(R) 100 Exchange-Traded Fund                         58,728,655              95,195,210

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2008

                   5. Creation, Redemption & Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:



              Number of Securities            Creation
              in a Creation Unit              Transaction Fee
              --------------------            ---------------
                    1-100                        $500
                  101-200                      $1,000
                  201-300                      $1,500
                  301-400                      $2,000
                  401-500                      $2,500
                  501-600                      $3,000
                  601-700                      $3,500


The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable transaction fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:


              Number of Securities            Redemption
              in a Creation Unit              Transaction Fee
              --------------------            ---------------
                     1-100                      $500
                   101-200                    $1,000
                   201-300                    $1,500
                   301-400                    $2,000
                   401-500                    $2,500
                   501-600                    $3,000
                   601-700                    $3,500


The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable transaction fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.



                              6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before June 30, 2009.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                DECEMBER 31, 2008

                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                              8. Subsequent Events

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund

Effective January 5, 2009, the Licensor changed the name of "NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index" to "NASDAQ(R) Clean Edge(R) Green Energy Index." Accordingly, the Board of Trustees thereafter approved a change in the name of the Fund from "First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund" to "First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund." The Board of Trustees also changed the Fund's investment objective to: "The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index."

The changes to the Fund name and the underlying Index name had no effect on the investment strategies or risks of the Fund or the Index construction or methodology. The ticker symbol and CUSIP number remain the same.



First Trust US IPO Index Fund

On December 15, 2008, the Board of Trustees approved the name change of this Fund from "First Trust IPOX-100 Index Fund" to "First Trust US IPO Index Fund."

The change to the Fund name had no effect on the investment strategies or risks of the Fund. The ticker symbol and CUSIP number remain the same.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund:

We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded Fund, comprised of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund (formerly, First Trust IPOX-100 Index Fund), First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust Amex(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (formerly, First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund), First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund (collectively, the "Funds"), including the portfolios of investments, as of December 31, 2008, the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Funds' custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Exchange-Traded Fund as of December 31, 2008, the results of their operations, changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 2009

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                          DECEMBER 31, 2008 (UNAUDITED)

                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the period ended June 30, 2008 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



                               Portfolio Holdings

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.



                             Federal Tax Information

For the taxable year ended December 31, 2008, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                Dividends Received Deduction
                                                                ----------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                       100%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                 100%
First Trust US IPO Index Fund                                              100%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                       100%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                      --
First Trust Amex(R) Biotechnology Index Fund                               100%
First Trust Dow Jones Internet Index(SM) Fund                              100%
First Trust DB Strategic Value Index Fund                                  100%
First Trust Value Line(R) Equity Allocation Index Fund                     100%
First Trust Value Line(R) Dividend Index Fund                            99.43%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 100%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  --
First Trust S&P REIT Index Fund                                              --
First Trust ISE Water Index Fund                                           100%
First Trust ISE-Revere Natural Gas Index Fund                              100%
First Trust ISE Chindia Index Fund                                           --
First Trust Value Line(R) 100 Exchange-Traded Fund                           --


For the taxable year ended December 31, 2008, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:


                                                                  Qualified Dividend Income
                                                                  -------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                       100%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                 100%
First Trust US IPO Index Fund                                              100%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                       100%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                      --
First Trust Amex(R) Biotechnology Index Fund                               100%
First Trust Dow Jones Internet Index(SM) Fund                              100%
First Trust DB Strategic Value Index Fund                                  100%
First Trust Value Line(R) Equity Allocation Index Fund                     100%
First Trust Value Line(R) Dividend Index Fund                              100%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 100%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  --
First Trust S&P REIT Index Fund                                              --
First Trust ISE Water Index Fund                                           100%
First Trust ISE-Revere Natural Gas Index Fund                              100%
First Trust ISE Chindia Index Fund                                         100%
First Trust Value Line(R) 100 Exchange-Traded Fund                           --

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                              Licensing Information

Dow Jones, Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The First Trust Dow Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM) and the First Trust Dow Jones Internet Index(SM) Fund, based on the Dow Jones Internet Composite Index(SM), are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Funds.

Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

IPOX is a trademark of IPOX Schuster LLC. IPOX IPO Indexes and Derivatives (patent pending).

NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), NASDAQ-100 Technology Sector Index(SM), NASDAQ-100 Equal-Weighted Index(SM), and NASDAQ-100 Ex-Tech Sector Index(SM), are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The Nasdaq Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge") respectively. NASDAQ(R) and Clean Edge are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

The Amex(R) Biotechnology Index(SM) is a trademark of the NYSE Euronext or its affliliates ("NYSE Euronext") and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust Advisors L.P. or the First Trust DB Strategic Value Index Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

"Value Line(R)", "Value Line(R) Equity Allocation Index", "Value Line(R) Dividend Index" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust Advisors L.P. on behalf of the Funds. The First Trust Value Line(R) Equity Allocation Index Fund, based on the Value Line(R) Equity Allocation Index, the First Trust Value Line(R) Dividend Index Fund, based on the Value Line(R) Dividend Index and the First Trust Value Line(R) 100 Exchange-Traded Fund, based on the Value Line(R) 100 Index, are not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Funds.

Standard & Poor's(R) and S&P(R) are registered trademarks of The McGraw-Hill Companies, Inc. ("McGraw-Hill") and have been licensed for use by First Trust Advisors L.P. The Fund is not sponsored, endorsed, sold or promoted by McGraw-Hill or Citigroup Global Markets and its affiliates ("Citigroup"), and neither McGraw-Hill nor Citigroup make any representation, warranty or condition regarding the advisability of investing in the Fund.

"International Securities ExchangeTM", "ISETM", "ISE Water IndexTM", "ISE ChIndia IndexTM" and the ISE-Revere Natural Gas IndexTM" are trademarks of the International Securities ExchangeTM and have been licensed for use for certain purposes by First Trust Advisors L.P. Each Fund, based on its corresponding index, is not sponsored, endorsed, sold or promoted by the International Securities ExchangeTM and the International Securities ExchangeTM makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                          DECEMBER 31, 2008 (UNAUDITED)

Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800)988-5891.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                   THE FIRST TRUST   OTHER
                                   TERM OF OFFICE                                  FUND COMPLEX      TRUSTEESHIPS OR
NAME, ADDRESS                      AND YEAR FIRST                                  OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH AND                  ELECTED OR         PRINCIPAL OCCUPATIONS        TRUSTEE           HELD BY TRUSTEE
POSITION WITH THE TRUST            APPOINTED          DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
                                           INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o Indefinite Term  Physician; President,              60         None
c/o First Trust Advisors L.P.                         Wheaton Orthopedics;
120 East Liberty Drive             o Since Inception  Co-owner and Co-Director
  Suite 400                                           (January 1996 to May
Wheaton, IL 60187                                     2007), Sports Med Center
D.O.B. : 04/51                                        for Fitness; Limited
                                                      Partner, Gundersen Real
                                                      Estate Limited Partnership;
                                                      Member, Sportsmed LLC

Thomas R. Kadlec, Trustee          o Indefinite Term  Senior Vice President and          60         Director of ADM Investor
c/o First Trust Advisors L.P.                         Chief Financial Officer                       Services, Inc.
120 East Liberty Drive             o Since Inception  (May 2007 to Present),                        and Director of
  Suite 400                                           Vice President and Chief                      Archer Financial
Wheaton, IL 60187                                     Financial Officer (1990 to                    Services, Inc.
D.O.B. : 11/57                                        May 2007), ADM Investor
                                                      Services, Inc. (Futures
                                                      Commission Merchant);
                                                      President (May 2005 to
                                                      Present), ADM Derivatives,
                                                      Inc.; Registered
                                                      Representative (2000 to
                                                      Present), Segerdahl &
                                                      Company, Inc., a FINRA
                                                      member (Broker-Dealer)

Robert F. Keith, Trustee           o Indefinite Term  President (2003 to                 60         None
c/o First Trust Advisors L.P.                         Present), Hibs Enterprises
120 East Liberty Drive             o Since Inception  (Financial and Management
  Suite 400                                           Consulting); President
Wheaton, IL 60187                                     (2001 to 2003), Aramark
D.O.B. : 11/56                                        Management Services LP;
                                                      President and Chief
                                                      Operating Officer (1998 to
                                                      2003), Service Master
                                                      Management Services, LP

Niel B. Nielson, Trustee           o Indefinite Term  President (June 2002 to            60         Director of
c/o First Trust Advisors L.P.                         Present), Covenant College                    Covenant
120 East Liberty Drive             o Since Inception                                                Transport Inc.
  Suite 400
Wheaton, IL 60187
D.O.B. : 03/54


----------------------------------------------------------------------------------------------------------------------------------
                                           INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,        o Indefinite Term  President, First Trust             60         Trustee of
President, Chairman of the Board                      Advisors L.P. and First                       Wheaton College
and CEO                            o Since Inception  Trust Portfolios L.P.;
120 East Liberty Drive                                Chairman of the Board of
  Suite 400                                           Directors, BondWave
Wheaton, IL 60187                                     LLC (Software Development
D.O.B. : 09/55                                        Company/Broker-Dealer/Investment
                                                      Advisor) and Stonebridge
                                                      Advisors LLC (Investment Advisor)


_______________________
(1)  Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                       First Trust Exchange-Traded Fund
                               December 31, 2008


 NAME, ADDRESS                      POSITION AND OFFICES         TERM OF OFFICE AND    PRINCIPAL OCCUPATIONS
 AND DATE OF BIRTH                  WITH TRUST                   LENGTH OF SERVICE     DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
                                        OFFICERS WHO ARE NOT TRUSTEES (2)
----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                     Treasurer, Controller,       o Indefinite Term     Chief Financial Officer,
120 East Liberty Drive              Chief Financial Officer                            First Trust Advisors L.P. and
  Suite 400                         and Chief Accounting         o 3 years, 6 months   First Trust Portfolios L.P.;
Wheaton, IL 60187                   Officer                        served              Chief Financial Officer,
D.O.B. : 11/57                                                                         BondWave LLC (Software Development
                                                                                       Company/Broker-Dealer/Investment
                                                                                       Advisor) and Stonebridge
                                                                                       Advisors LLC (Investment Advisor)


James M. Dykas                      Assistant Treasurer          o Indefinite          Senior Vice President (April
120 East Liberty Drive                                             Term                2007 to Present), Vice
  Suite 400                                                                            President (January 2005 to
Wheaton, IL 60187                                                o 3 years served      April 2007), First Trust
D.O.B. : 01/66                                                                         Advisors L.P. and First Trust
                                                                                       Portfolios L.P.; Executive
                                                                                       Director (December 2002 to
                                                                                       January 2005), Vice President
                                                                                       (December 2000 to December
                                                                                       2002), Van Kampen Asset
                                                                                       Management and Morgan Stanley
                                                                                       Investment Management



W. Scott Jardine                    Secretary and Chief          o Indefinite Term     General Counsel, First Trust
120 East Liberty Drive              Compliance Officer                                 Advisors L.P. and First Trust
  Suite 400                                                      o 3 years, 6 months   Portfolios L.P.; Secretary,
Wheaton, IL 60187                                                  served              BondWave LLC (Software Development
D.O.B. : 05/60                                                                         Company/Broker-Dealer/Investment
                                                                                       Advisor) and Stonebridge Advisors
                                                                                       LLC (Investment Advisor)


Daniel J. Lindquist                 Vice President               o Indefinite          Senior Vice President
120 East Liberty Drive                                             Term                (September 2005 to Present),
  Suite 400                                                                            Vice President (April 2004 to
Wheaton, IL 60187                                                o 3 years served      September 2005), First Trust
D.O.B. : 02/70                                                                         Advisors L.P. and First Trust
                                                                                       Portfolios L.P.; Chief
                                                                                       Operating Officer (January
                                                                                       2004 to April 2004), Mina
                                                                                       Capital Management, LLC;
                                                                                       Chief Operating Officer
                                                                                       (April 2000 to January 2004),
                                                                                       Samaritan Asset Management
                                                                                       Services, Inc.


Kristi A. Maher                     Assistant Secretary          o Indefinite Term     Deputy General Counsel (May
120 East Liberty Drive                                                                 2007 to Present), Assistant
  Suite 400                                                      o 3 years, 6 months   General Counsel (March 2004
Wheaton, IL 60187                                                  served              to May 2007), First Trust
D.O.B. : 12/66                                                                         Advisors L.P. and First Trust
                                                                                       Portfolios L.P.; Associate
                                                                                       (December 1995 to March
                                                                                       2004), Chapman and Cutler LLP


Roger F. Testin                     Vice President               o Indefinite Term     Senior Vice President, (November 2003 to
120 East Liberty Drive                                                                 Present), Vice President (August 2001 to
  Suite 400                                                      o 3 years, 6 months   November 2003), First Trust Advisors L.P.
Wheaton, IL 60187                                                  served              and First Trust Portfolios L.P.; Analyst
D.O.B. :  06/66                                                                        (1998-2001), Dolan Capital Management


Coleen D. Lynch                     Assistant Vice President     o Indefinite Term     Assistant Vice President
120 East Liberty Drive                                                                 (January 2008 to Present),
  Suite 400                                                      o 6 months served     First Trust Advisors L.P. and
Wheaton, IL 60187                                                                      First Trust Portfolios L.P.;
D.O.B. : 07/58                                                                         Vice President (May 1998 to
                                                                                       January 2008), Van Kampen
                                                                                       Asset Management and Morgan
                                                                                       Stanley Investment Management


Stan Ueland                         Vice President               o Indefinite Term     Vice President (August 2005
120 East Liberty Drive                                                                 to Present), First Trust
  Suite 400                                                      o 2 years served      Advisors L.P. and First Trust
Wheaton, IL 60187                                                                      Portfolios L.P; Vice President
D.O.B. : 11/70                                                                         (May 2004 to August 2005),
                                                                                       BondWave LLC (Software Development
                                                                                       Company/Broker-Dealer/Investment
                                                                                       Advisor); Account Executive
                                                                                       (January 2003 to May 2004),
                                                                                       Mina Capital Management, LLC and
                                                                                       Samaritan Asset Management
                                                                                       Services, Inc.; Sales Consultant
                                                                                       (January 1997 to January 2003),
                                                                                       Oracle Corporation

_______________________
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at 1-800-621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund.

The following summarizes some of the risks that should be considered for the Funds.

Risk Considerations:

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. In 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of a Fund.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in stocks of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than more diversified funds.

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, the First Trust Amex(R) Biotechnology Index Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in small-cap companies and are subject to additional risks, as the share prices of small-cap companies may be less liquid and are often more volatile than those of larger companies.

The First Trust Dow Jones Internet Index(SM) Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust Amex(R) Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust Amex(R) Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust S&P REIT Index Fund and First Trust Value Line(R) Dividend Index Fund invest in securities of companies in the financial services industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

The First Trust US IPO Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust DB Strategic Value Index Fund and the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recently oil prices have been at historic highs and extremely volatile.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

The First Trust Amex(R) Biotechnology Index Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, the First Trust Value Line(R) Equity Allocation Index Fund, the First Trust Value Line(R) Dividend Index Fund, the First Trust Value Line(R) 100 Exchange-Traded Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, the First Trust US IPO Index Fund, the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Chindia Index Fund and the First Trust S&P REIT Index Fund may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

The First Trust Value Line(R) 100 Exchange-Traded Fund, the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund and the First Trust ISE Chindia Index Fund invest in non-U.S. securities and such securities may be denominated in currencies other than the U.S. Dollar. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.



           NOT FDIC   INSURED NOT BANK GUARANTEED   MAY LOSE VALUE

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

[LOGO OMITTED]   FIRST TRUST



FIRST TRUST EXCHANGE-TRADED FUND



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



Back Cover

Item 2. Code of Ethics.

         (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

         (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

         (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.


Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


Item 4. Principal Accountant Fees and Services.

         (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $260,000 for 2007 and $425,000 for 2008.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $1,800 for 2007 and $0 for 2008. These fees were for additional audit work.

             Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $1,800 for 2007 and $0 for 2008. These fees were for additional audit work.

         (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $35,900 for 2007 and $77,250 for 2008. These fees were for excise tax review and RIC review.

             Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2007 and $0 for 2008.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2007 and $0 for 2008.

             All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item for 2007 were $25,369 for the registrant's investment adviser and $0 for the distributor and for 2008 were $0 for the registrant's adviser and $0 for the distributor. These fees were for tax consulting services.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through
(d) for the Registrant of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

         The percentage of services described in each of paragraphs (b) through
(d) for the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 0%

                           (c) 0%

                           (d) 46.69%

The percentage of services described in each of paragraphs (b) through
(d) for the Registrant's distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) N/A

                           (d) N/A

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from the inception of the registrant for 2007 were $35,900 for the registrant, $39,869 for the registrant's investment adviser and $32,225 for the registrant's distributor, and for 2008 were $77,250 for the registrant, $12,143 for the registrant's investment adviser and $31,863 for the registrant's distributor.

         (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.


Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.


Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material change to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not Applicable

(b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
        Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded Fund
                -----------------------------------------------------


By: /s/ James A. Bowen
    -------------------------------
Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:  February 26, 2009
      -----------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ James A. Bowen
    -------------------------------
Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:  February 26, 2009
      -----------------------------



By: /s/ Mark R. Bradley
    -------------------------------
Name:    Mark R. Bradley

Title:   Treasurer, Controller, Chief Financial Officer and Chief
         Accounting Officer

Date:  February 26, 2009
      -----------------------------